As filed April 29, 2025	Securities Act Registration No. 033-11905
Investment Company Act Registration No. 811-05010

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 230	☒

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 231	☒

Mutual Fund and Variable Insurance Trust
(Exact name of Registrant as Specified in Charter)

36 North New York Avenue
Huntington, NY 11743
(Address of Principal Executive Offices)

1-631-629-4237
(Registrant’s Telephone Number)

The Corporation Trust Company
Corporate Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of Agent for service)
(Notices should be sent to the Agent for Service)

Copies to:
Michael P. O’Hare
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on __________ pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on __________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
May 1, 2025

Rational Equity Armor Fund

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

Rational Tactical Return Fund

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

Rational Dynamic Brands Fund

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: RHSAX	Class C Shares: RHSCX	Institutional Shares: RHSIX

Return Stacked® Balanced Allocation & Systematic Macro Fund

(formerly, Rational/ReSolve Adaptive Asset Allocation Fund)

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

Rational/Pier 88 Convertible Securities Fund

Class A Shares: PBXAX	Class C Shares: PBXCX	Institutional Shares: PBXIX

Rational Special Situations Income Fund

Class A Shares: RFXAX	Class C Shares: RFXCX	Institutional Shares: RFXIX

Rational/RGN Hedged Equity Fund

Class A Shares: RNEAX	Class C Shares: RNECX	Institutional Shares: RNEIX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY – RATIONAL EQUITY ARMOR FUND	1
FUND SUMMARY – RATIONAL TACTICAL RETURN FUND	10
FUND SUMMARY – RATIONAL DYNAMIC BRANDS FUND	18
FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND	27
FUND SUMMARY – RETURN STACKED® BALANCED ALLOCATION & SYSTEMATIC MACRO FUND	43
FUND SUMMARY – RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND	59
FUND SUMMARY - RATIONAL SPECIAL SITUATIONS INCOME FUND	67
FUND SUMMARY - RATIONAL/RGN HEDGED EQUITY FUND	79
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	90
HOW TO BUY SHARES	141
HOW TO REDEEM SHARES	149
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	155
VALUING FUND ASSETS	155
DIVIDENDS, DISTRIBUTIONS AND TAXES	156
MANAGEMENT OF THE FUNDS	158
FINANCIAL HIGHLIGHTS	169
PRIVACY NOTICE	190
FOR MORE INFORMATION	192

FUND SUMMARY – RATIONAL EQUITY ARMOR FUND

Investment Objective:

The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 141 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 90.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.81%	0.81%	0.77%
Interest/Dividend Expense	0.08%	0.08%	0.08%
Remaining Other Expenses	0.73%	0.73%	0.69%
Acquired Fund Fees and Expenses(3)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.61%	1.86%	2.57%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem (or you hold, as applicable) all your shares at the end of those periods. The Example assumes that the average annual return was 5% and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$164	$508	$876	$1,911
Class A Shares	$655	$1,032	$1,433	$2,551
Class C Shares – no redemption	$260	$799	$1,365	$2,905
Class C Shares – with redemption	$360	$799	$1,365	$2,905

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 270% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in common stock of dividend paying companies included within the S&P 500 Index. The Fund may also invest in exchange-traded funds (“ETFs”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities. The Fund seeks to hedge the majority of its stock exposure by investing up to 20% of its assets in futures contracts on the Cboe Volatility Index (the “VIX Index”) (“VIX Futures”) or other similar volatility-related futures and options contracts, and in cash and cash equivalents, including U.S. Treasury obligations, as a hedge against the common stock held in the Fund’s portfolio.

The Fund’s investment sub-advisor, Equity Armor Investments, LLC (“the “Sub-Advisor”), uses a rules-based quantitative strategy to create a portfolio primarily composed of common stock of dividend paying companies (including real estate investment trusts (“REITs”)) that it believes offer the best return potential and low volatility under the current economic environment. Stocks are selected based on a proprietary model comprised of the following factors: (i) domestic factors such as unemployment rate, corporate cash flow, housing starts, auto sales, and new durable goods; (ii) monetary factors; (iii) interest rates; (iv) various index levels including gold index, energy prices, consumer price index; and (v) international factors such as euro exchange rates, FTSE 100, Tokyo stock exchange, and agricultural exports. The goal of the strategy is to select those companies with prices that (i) are primarily driven by the economy rather than company-specific information; (ii) are neutral or suitable in the current economy; (iii) do not exhibit excessive reaction to economic changes; and (iv) have decreased in value in lesser amounts historically than the S&P 500 Index during periods of declines in the S&P 500 Index. The Fund may gain exposure to these companies through investment in ETFs if such exposure can be gained more efficiently by investing in ETFs instead of a basket of stocks. The Fund’s sector allocation typically will not exceed approximately three times the sector’s weight in the S&P 500 Index, and the Fund’s allocation to any sector shall not exceed approximately 50% of the Fund’s assets at the time of investing. The Fund’s sector allocation is assessed and rebalanced as needed. The Fund’s sector allocation process does not focus on any particular sectors.

The Fund invests in volatility futures contracts utilizing a proprietary strategy that seeks to correlate to Equity Armor Investments VOL365 Index (“EAVOL”), known as the “the EAVOL Trading Strategy.” The EAVOL Trading Strategy is constructed pursuant to a rules-based volatility analysis that identifies investments that present the least potential for time decay (i.e., the decline in the value of a contract over the passage of time), while maintaining the highest correlation to near-term volatility futures price movement each day. The Fund primarily invests in VIX Futures or other similar volatility-related products and seeks to achieve high correlation to the return of the EAVOL Trading Strategy for this component of the Fund’s portfolio. Historically, volatility futures contracts tend to negatively correlate to equity price movement. Therefore, the EAVOL Trading Strategy may appreciate during times of downward equity prices or when implied volatility expectations of equities rise. Likewise, when equity prices appreciate or implied volatility expectations decline, the EAVOL Trading Strategy is likely to decline in value. Volatility analysis includes the study of price, momentum, future curves, as well as recurring price patterns. The components of the EAVOL Trading Strategy are adjusted daily. The Fund adjusts the weighting of the EAVOL Trading Strategy relative to its equity position daily as well.

The Sub-Advisor may also choose to trade securities related to the VIX Index, such as S&P 500 Index futures, options on S&P 500 Index futures, options on the S&P 500 Index and the VIX Index, as well as options on other equity indexes in order to achieve the volatility overlay to the Fund’s equity exposure, if the Sub-Advisor determines that these securities provide greater access to volatility and, at such time, the total EAVOL Trading Strategy. The use of such S&P 500 Index futures and options thereon will typically be used in adverse market conditions where the VIX Index is above 30, which is roughly two times its historical average price.

The Fund’s volatility hedging strategy aims to minimize possible losses that are common in stock indexes so that investors might be able to ride-out market swings in pursuit of their long-term investment objectives. However, the volatility overlay has an associated cost. Given the negative correlation between equity price movements and the EAVOL Trading Strategy described above, the strategy may result in a reduction in the Fund’s return. The Fund’s strategy has no annualized target for the level of volatility it seeks to achieve under normal circumstances. There may be times that the Sub-Advisor determines not to implement the Fund’s volatility hedging strategy.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Correlation Risk. There is no guarantee that the Fund’s historical relationship and correlation to equity direction or volatility will continue. As a result, there is no guarantee that the Fund will achieve lower volatility than the Index and/or better performance than the Index as a result of its trading. Correlation and covariance are factors that impact the Fund’s calculation of risk. There is also no guarantee that these factors will accurately predict future risk. Just as past performance is not necessarily indicative of future performance, past correlation is not necessarily indicative of future correlation.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations (see “Counterparty Risk” above); (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or other costs. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Hedging Risk. Hedging is a strategy in which the Fund uses options or futures to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy, achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in the price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. Option premiums are treated as short-term capital gains, and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired result. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models is usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Regulatory Risk. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund is deemed to be a “commodity pool” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund. Compliance with these regulatory requirements could increase the Fund’s expenses.

Short Position Risk. The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends). The performance of the Fund is based in part on the prices of one or more of the VIX Futures or other similar volatility-related products in which the Fund invests. Each of the equity securities held by the Fund and the VIX Futures or other similar volatility-related products are affected by a variety of factors and may change unpredictably, affecting the value of such equity securities and VIX Futures or other similar volatility-related products and, consequently, the value and the market price of the Fund’s shares.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Funds’ Principal Investment Strategies and Related Risks.”

Performance:

The bar chart and accompanying performance table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index and a supplemental index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its sub-advisor and investment strategy effective December 13, 2019. Performance information for periods prior to December 13, 2019, does not reflect the Fund’s current investment strategy and the Fund was not managed by the Fund’s current Sub-Advisor prior to December 13, 2019.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 10.88% (quarter ended June 30, 2020), and the lowest return for a quarter was (13.70)% (quarter ended December 31, 2018).

The Fund’s Institutional shares year-to-date return as of March 31, 2025, was (1.88)%.

Average Annual Total Returns
(For periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Institutional Shares
Return Before Taxes	16.85%	7.35%	3.47%
Return After Taxes on Distributions	16.85%	7.17%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares	9.98%	5.75%	2.28%
Class A Shares
Return Before Taxes	10.97%	6.03%	2.69%
Class C Shares
Return Before Taxes	15.80%	6.35%	2.53%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)(1)	25.02%	14.53%	13.10%
S&P 500 Value Total Return Index® (reflects no deduction for fees, expenses or taxes)(1)	12.29%	10.49%	10.01%

1.	Effective August 30, 2024, the Fund changed its broad-based securities market index from the S&P 500 Value Total Return Index® to the S&P 500 Total Return Index® in connection with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Sub-Advisor: Equity Armor Investments, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Brian Stutland, Managing Partner and Chief Investment Officer of the Sub-Advisor; Afshin Rahbari, Managing Member, Chief Compliance Officer and a Portfolio Manager of the Sub-Advisor; and Joseph Tigay, Chief Trading Officer and a Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund. Mr. Stutland is the Fund’s Lead Portfolio Manager. Messrs. Stutland, Rahbari, and Tigay have served the Fund in these capacities since December 2019.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A shares and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – RATIONAL TACTICAL RETURN FUND

Investment Objective:

The Fund’s investment objective is to seek total return consisting of long-term capital appreciation and income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 141 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 90.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.39%	0.42%	0.33%
Interest/Dividend Expense	0.01%	0.01%	0.01%
Remaining Other Expenses	0.38%	0.41%	0.32%
Acquired Fund Fees and Expenses(3)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	2.21%	2.49%	3.15%
Fee Waivers and/or Expense Reimbursements(4)	(0.14)%	(0.17)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(4)	2.07%	2.32%	3.07%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase

(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(4)	The Fund’s investment adviser, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 1.99%, 2.24% and 2.99% of the average daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2026. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$210	$678	$1,172	$2,533
Class A Shares	$699	$1,198	$1,723	$3,155
Class C Shares – no redemption	$310	$964	$1,643	$3,452
Class C Shares – with redemption	$410	$964	$1,643	$3,452

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests primarily in long and short call and put options on futures contracts on the Standard & Poor’s 500 Index (“SPX”), and in cash and cash equivalents (including short-term Treasury securities and unaffiliated money market funds).

The Fund seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in the SPX volatility; and (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction; however, in general, the strategy does not depend on a forecast of equity market direction and is designed to produce returns that are not correlated with equity market returns.

The Fund’s risk management procedures aim to provide consistency of returns and to mitigate the extent of losses. However, the procedures may not be successful in doing so. Positions are entered on a continuous basis across different option exercise prices and expiration dates. The foundation of the Fund’s trading methodology is determined by both technical and fundamental analysis of SPX futures. Technical analysis focuses on the statistical analysis of price movements of the SPX and provides the framework for trade decisions. However, the Fund’s investment sub-advisor, Warrington Asset Management, LLC (the “Sub-Advisor”), also uses fundamental analysis of macroeconomic events, such as Federal Reserve policy statements, disputes between countries, political upheaval, and other geopolitical events, to supplement the technical analysis for final trade execution. The Fund employs risk management procedures intended to adjust portfolio exposure as necessitated by changing market conditions, which may lead to higher transaction costs that may affect the Fund’s performance. In the event options on SPX futures are unavailable for investment, in order to gain similar market exposure, the Fund may instead invest a significant portion of its assets in Cboe Volatility Index (“VIX”) futures and options and SPX options. The VIX is a measure of the implied volatility of S&P 500 Index options.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the U.S. Securities and Exchange Commission, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations (see “Counterparty Risk” above); (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Hedging Risk. Hedging is a strategy in which the Fund uses options or futures to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

Index Risk. The options and futures in which the Fund invests will be subject to the risks associated with changes in the index to which they are linked.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular securities, options, and futures in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels and political events affect the securities markets.

Regulatory Risk. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund is deemed to be a “commodity pool” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund. Compliance with these regulatory requirements could increase the Fund’s expenses.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Underlying Fund Risk. Other investment companies, such as money market funds, in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other funds that invest directly in stocks and bonds. Each Underlying Fund is subject to its own specific risks.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments, long- or short-term, are subject to risk of loss.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Funds’ Principal Investment Strategies and Related Risks.”

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its sub-advisor and investment strategy effective December 5, 2017. Performance information for periods prior to December 5, 2017, does not reflect the Fund’s current investment strategy and the Fund was not managed by the Fund’s current Sub-Advisor prior to December 5, 2017.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended September 30, 2017), and the lowest return for a quarter was (11.56)% (quarter ended September 30, 2015).

The Fund’s Institutional shares year-to-date return as of March 31, 2025, was 0.72%.

Average Annual Total Returns
(For periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Institutional Shares
Return Before Taxes	3.24%	2.90%	2.47%
Return After Taxes on Distributions	1.51%	1.88%	0.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.99%	1.96%	1.22%
Class A Shares
Return Before Taxes	(1.87)%	1.68%	1.84%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
	1 Year	5 Years	Since Class C Inception (5/31/2016)
Class C Shares
Return Before Taxes	2.25%	1.91%	3.90%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.76%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Sub-Advisor: Warrington Asset Management LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Scott C. Kimple, Principal and Portfolio Manager of the Sub-Advisor; and Mark W. Adams, Assistant Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Lead Portfolio Manager of the Fund. Messrs. Kimple and Adams have each served as Portfolio Manager of the Fund since December 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – RATIONAL DYNAMIC BRANDS FUND

Investment Objective:

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 141 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 90.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.44%	0.46%	0.40%
Total Annual Fund Operating Expenses	1.19%	1.46%	2.15%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$121	$378	$654	$1,443
Class A Shares	$617	$915	$1,235	$2,138
Class C Shares – no redemption	$218	$673	$1,154	$2,483
Class C Shares – with redemption	$318	$673	$1,154	$2,483

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 340% of the average value of its portfolio.

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in the stocks of 25 to 50 companies with the most attractive and leading brands, from a fundamental and technical perspective, contained in the Alpha Brands Consumer Spending Index (the “Index”). The Index tracks the performance of 200 highly recognizable and relevant U.S. and foreign brands with a business to consumer and business to business focus. Companies with a business to consumer focus primarily operate to create and sell products and/or services to the consumer on a direct basis or through intermediaries. Companies with a business to business focus generally create and sell products and/or services to other businesses, which are typically used to aid these businesses in serving their clients. The Fund’s strategy is based on the premise that consumption drives the U.S. economy with roughly 70% of U.S. Gross Domestic Product (“GDP”) derived from household consumption, and that brand loyalty, demographics, and incomes typically drive consumption habits.

Brands are assets owned by a corporation that often represent products and services to an end user. Companies sell products and services under a unique product name or “brand” that has built an emotional connection with customers over time and with large amounts of advertising dollars. The leading brands have embedded themselves in our daily lives and often inspire trust, loyalty and respect.

The Index measures the performance of 170 to 180 U.S. exchange listed companies and 20 to 30 non-U.S. exchange listed companies selected from 70 or more sub-industries that are deemed by the index provider’s rules-based methodology to have a large number of companies focused directly or indirectly on the consumer and consumer/business products and services. The number of non-US companies included in the Index will be determined at the investment committee’s discretion and based on the opportunities seen in non-US brands. The Index methodology is designed to track the leading companies by isolating those companies with the highest market cap, three-year total sales and three-year sales growth. By virtue of being at the top of these rankings, a company is deemed a “leading” company in its consumer-focused industry or its business to business focused industry. A company is excluded from the index if (i) it does not rank high enough to be eligible for inclusion based on the methodology described above at the time of initial calculation or in subsequent years’ reconstitutions; or (ii) it is acquired by another company where such acquired company’s shares cease trading on an exchange. The Index is equally weighted and is rebalanced and reconstituted annually in December. The Fund’s investment sub-advisor, Accuvest Global Advisors (the “Sub-Advisor”), is also the sponsor of the Index.

From the universe of securities in the Index, the Sub-Advisor selects the Fund’s portfolio based on its multi-step proprietary investment process. The Sub-Advisor uses fundamental and technical analysis to identify companies to include in the Fund’s portfolio. Fundamental analysis includes analyzing a company’s cash flow, sales, earnings per share, intangible assets, and similar statistics to identify companies that the Sub-Advisor believes have a competitive advantage over other companies. Technical analysis includes analyzing a company’s price movements over various time frames to identify the most attractive buy and sell levels, which helps identify the best time to buy or sell a particular security. The Fund may invest, directly or indirectly through investments in exchange-traded funds (“ETFs”), in both U.S. and foreign companies included in the Index, including through American Depositary Receipts (“ADRs”), and companies domiciled in emerging markets. Although the Fund may invest in companies of any market capitalization, it expects the market capitalization of the companies held in its portfolio to be $2 billion and above at the time of purchase. From time to time, the Fund may also invest in ETFs to gain exposure to particular consumer-focused and business to business focused industries. In times of economic turmoil or unusually high equity valuations where equity risk is deemed high, or other unfavorable conditions, the Fund may invest in cash and cash equivalents, inverse equity ETFs and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, and the U.S. dollar. The Fund may invest across sectors, and at times might have individual positions that in the aggregate result in significant exposures to specific sectors, such as the consumer discretionary, consumer staples and financials sectors.

The process begins with the identification of the primary characteristics currently driving returns of S&P 500 companies. Examples of such characteristics include growth, value, size, momentum, strong balance sheet (i.e., high assets over liabilities, high total assets over total debt, high cash on balance sheet, low debt to equity ratio), profitability and dividend yield (a financial ratio that indicates how much a company pays out in dividends each year relative to its share price). Multiple baskets of companies included in the Index are then created based on these characteristics. Along with company fundamentals, the Sub-Advisor takes into account interest rate movements and U.S. dollar movements when analyzing stock and sector allocations. The investment process identifies important growth themes, employs single and multi-factor screens to identify those companies with the strongest fundamentals, and analyzes various technical and risk factors to select the companies with the most attractive current price. The Sub-Advisor, based on its fundamental and technical analysis, determines the appropriate weighting of the companies within the Fund’s portfolio. Allocations of the portfolio’s equity assets to cash, cash equivalents, inverse equity ETFs, and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, and the U.S. dollar, are based on the Sub-Advisor’s proprietary risk dashboard, which monitors current equity market technical indicators (important moving averages and crosses of those averages), macroeconomic fundamental indicators (valuations, GDP growth, inflation trends), as well as interest rate and U.S. dollar movements. The Fund’s allocation of its assets to cash, cash equivalents, and protective ETFs may be significantly skewed towards cash and/or protective assets at times of high market stress.

The companies held by the Fund are sold when there is a change in fundamentals, the target price of the company is met, and/or the Sub-Advisor has identified better investment opportunities.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADR Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than are more developed markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid, and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired result. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels, and political events affect the securities markets.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

The Fund is subject to the following specific sector risks:

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies, including ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time; however, all investments, long- or short-term, are subject to risk of loss.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Funds’ Principal Investment Strategies and Related Risks.”

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index and a supplemental index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its sub-advisor and investment strategy effective October 17, 2017. Performance information for periods prior to October 17, 2017, does not reflect the Fund’s current investment strategy and the Fund was not managed by the Fund’s current Sub-Advisor prior to October 17, 2017.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 31.12% (quarter ended June 30, 2020), and the lowest return for a quarter was (25.42)% (quarter ended June 30, 2022).

The Fund’s Institutional shares year-to-date return as of March 31, 2025, was (7.44)%.

Average Annual Total Returns
(For periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Institutional Shares
Return Before Taxes	26.26%	14.18%	10.90%
Return After Taxes on Distributions	26.26%	12.27%	6.34%
Return After Taxes on Distributions and Sale of Fund Shares	15.55%	10.52%	6.66%
Class A Shares
Return Before Taxes	19.96%	12.77%	10.06%
Class C Shares
Return Before Taxes	25.05%	13.07%	9.89%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes) (1)	18.01%	10.58%	9.79%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)(1)	25.02%	14.53%	13.10%

1.	Effective August 30, 2024, the Fund changed its primary benchmark from the S&P 500 Total Return Index® to the MSCI ACWI Index because the MSCI ACWI Index is a more appropriate broad-based market index to compare the Fund’s performance.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Sub-Advisor: Accuvest Global Advisors is the Fund’s investment sub-advisor.

Portfolio Managers: David Garff, Chief Executive Officer and Chief Compliance Officer of the Sub-Advisor, and Eric M. Clark, Chief Investment Officer and Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have each served as Portfolio Manager of the Fund since October 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND

Investment Objective:

The Fund’s investment objective is to seek current income and moderate appreciation of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 141 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 90.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	1.39%	1.47%	1.43%
Interest/Dividend Expense	0.01%	0.01%	0.01%
Remaining Other Expenses	1.38%	1.46%	1.42%
Acquired Fund Fees and Expenses(3)	1.45%	1.45%	1.45%
Total Annual Fund Operating Expenses	2.94%	3.27%	3.98%
Fee Waivers and/or Expense Reimbursements(4)	(1.03)%	(1.11)%	(1.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(4)	1.91%	2.16%	2.91%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase

(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

(3)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. AFFE includes the advisory fees paid to Rational Advisors, LLC (the “Advisor”) and its affiliated advisors, and other fees paid to its affiliates by the investment companies advised by the Advisor or its affiliates in which the Fund invests.

(4)	The Advisor has contractually agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 0.45%, 0.70% and 1.45% of the average daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2026. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem (or you hold, as applicable) all your shares at the end of those periods. The Example assumes that the average annual return was 5%, the Fund’s operating expenses remained the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$194	$813	$1,457	$3,188
Class A Shares	$684	$1,335	$2,010	$3,801
Class C Shares – no redemption	$294	$1,115	$1,953	$4,123
Class C Shares – with redemption	$394	$1,115	$1,953	$4,123

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing in a portfolio of futures contracts on the S&P 500 Index (the “Index”) (“Index Futures”) and in income and yield-oriented securities. The Index measures the performance of the 500 largest publicly traded companies in the United States. The Fund’s investments in Index Futures are designed to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund also seeks to achieve its investment objective by investing in a portfolio of income and yield-oriented mutual funds typically representing non-traditional income and yield-oriented asset classes (“Underlying Funds”) with the objective to: (1) provide current income; (2) provide additional return over the long term; and (3) support the goal of moderate capital appreciation by buffering the impact of downside equity market volatility. The Underlying Funds are also advised by the Advisor or an affiliate of the Advisor. Cash and cash equivalents held in the portfolio will serve as margin or collateral for the Fund’s futures investments.

Under normal market conditions, the Fund intends to invest in a portfolio of Underlying Funds, excluding cash and cash equivalents required for margin or collateral, while also maintaining notional exposure to the Index through its investments in futures contracts, which are intended to provide the Fund with economic exposure to U.S. equities in an amount up to the value of the Fund’s net assets. The term “notional exposure” refers to an investor’s exposure to the face value of an asset, whereas “economic exposure” refers to exposure to the market value of an asset. As a result, the Fund’s total investment exposure (direct investments in Underlying Funds plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. The Fund will maintain roughly 70% - 100% notional exposure to futures and roughly 70% - 100% notional exposure to underlying funds. The Fund could lose money on its investments in the Underlying Funds and through its exposure to the Index at the same time, potentially magnifying losses during periods of equity market sell-offs.

The Underlying Funds in which the Fund may invest typically focus on non-traditional income and yield-oriented investments, including asset classes such as agency and non-agency residential and commercial mortgage backed securities (“MBS”) (including hedged agency MBS and collateralized mortgage obligations); asset-backed securities (including collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”)); corporate debt, convertible securities, and floating rate loans and other floating rate investments; real estate investment trusts (“REITs”); and other alternative strategies that generate yield. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, maturity, country of domicile (including emerging market countries), or type of securities or investments held by the Underlying Funds. Certain of the Underlying Funds may hold, without limit, debt securities of any credit quality, including below investment grade debt securities (also known as “junk” bonds).

The Advisor has broad discretion in the purchase of Underlying Funds for the Fund’s portfolio. The Advisor selects Underlying Funds based on a fundamental research process.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing (either directly or indirectly through investing in the Underlying Funds) in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. For purposes of the discussion below, “Fund” means Fund and/or one or more of the underlying funds in which the Fund invests.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, an Underlying Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees.

Advisor’s Potential Conflict Risk. Because the Advisor or an affiliate is primarily responsible for managing both the Fund and the Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds. The Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Allocation Risk. Because the Fund allocates its assets among several Underlying Funds, the Fund has less flexibility in its investment strategy than other funds which may invest their assets without restrictions.

Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are subject to prepayment risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Asset-backed securities are also subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.

Actively Managed Fund Risk. An Underlying Fund may be actively managed and not seek to replicate the performance of its benchmark. As a result, the Fund’s performance will vary intentionally and perhaps significantly from that of its benchmark.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by an Underlying Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults, and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by a Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if an Underlying Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are also subject to additional risks, including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Interest rate increases could cause the value of any fund that invests in fixed income securities to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Underlying Fund investments, which could cause the value of the Underlying Fund’s investments and share price to decline.

Commodity Risk. Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

The prices of some convertible securities, such as convertible preferred stock, tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Synthetic convertible securities are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible security may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible security may also respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value.

Correlation Risk. There is no guarantee that the Fund’s historical relationship and correlation to equity direction or volatility will continue. As a result, there is no guarantee that the Fund will achieve lower volatility than the Index and/or better performance than the Index as a result of its blend of strategies. Correlation and covariance are factors that impact the Fund’s calculation of risk. There is also no guarantee that these factors will accurately predict future risk. Just as past performance is not necessarily indicative of future performance, past correlation is not necessarily indicative of future correlation.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations (see “Counterparty Risk” above); (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Underlying Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk. There are risks associated with the use of options. As the buyer of a call option, an Underlying Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, an Underlying Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Underlying Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Underlying Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Underlying Fund’s portfolio securities. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Underlying Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk (the risk that an option’s returns will deviate from a benchmark) and sub-strategy risk (the risk that hedging sub-strategies will not perform as expected).

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The costs of investing in swaps will be indirectly paid by the Underlying Fund.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. In a low interest rate environment, where there is potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. Duration should not be confused with maturity. The maturity of a fixed income security is a measure of the amount of time left until the security “matures” or repays its face value. In contrast, duration measures the price sensitivity of a fixed income security to changes in interest rates rather than the amount of time remaining to maturity. Longer duration tends to result in greater volatility and a greater sensitivity to interest rate changes. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than are more developed markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid, and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Security Risk. Equity securities, including common stocks, are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fixed Income Risk. The value of fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the base rate on which interest is calculated for such loans (a “base rate floor”). So long as the base rate for a loan remains under the base rate floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Advisor and/or the sub-advisor to an Underlying Fund, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans. Certain bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the protections of federal securities laws, including antifraud provisions.

Foreign Exchanges Risk. A portion of the derivatives trades made by an Underlying Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Geographic Concentration Risk. An Underlying Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Underlying Fund’s net asset value may be more volatile than a more geographically diversified fund.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when an Underlying Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Lower Quality Debt Risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk. The investment strategies and models employed by the Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Advisor’s judgment about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s judgment will produce the desired result. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised), and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by an Underlying Fund carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models is usually based on data supplied by third parties, the success of the Underlying Fund’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. These guarantees are made at the “loan level” and relate only to the payment of principal and interest on the underlying mortgage loans. These loan level governmental guarantees do not cover the payment of principal and interest on, or fluctuations in the market values of, the related mortgage-backed securities, and do not apply to investors’ purchase of shares of the Fund. Mortgage-backed securities issued or guaranteed by governmental agencies or instrumentalities such as Ginnie Mae, or government-sponsored entities such as Fannie Mae and Freddie Mac, are generally known as “agency mortgage-backed securities.” Agency mortgage-backed securities are backed by mortgage loans that satisfy the underwriting and other criteria published by the applicable governmental entity. The payment of interest and principal on these mortgage-backed securities is generally guaranteed by the applicable governmental entity.

Mortgage-backed securities issued by private issuers are also known as “non-agency” mortgage-backed securities. Non-agency mortgage-backed securities are not subject to the same stringent underwriting requirements as agency mortgage-backed securities and, therefore, the mortgage loans underlying privately issued mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for agency mortgage-backed securities.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary as interest rates rise or fall. An increased rate of prepayments on the Underlying Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

Mortgage-backed securities may be backed by mortgage loans across the spectrum of credit quality. Lower credit quality mortgage loans, such as those considered “subprime,” are more likely to default than those considered “prime” by a rating agency or service provider. Mortgage-backed securities supported by subprime mortgage loans generally carry a higher risk of loss and are potentially less liquid than mortgage-backed securities supported by prime mortgage loans, as an economic downturn or period of rising interest rates could adversely affect the market for subprime mortgage loans and thereby reduce the Underlying Fund’s ability to sell securities backed by such loans. Additionally, subprime loan borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Regulatory Risk. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Underlying Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Underlying Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient. Compliance with these regulatory requirements could increase the Fund’s expenses.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s or an Underlying Fund’s portfolio.

Smaller Capitalization Stock Risk. To the extent an Underlying Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Structured Note Risk. An Underlying Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry.

Tax Risk. Certain of the Underlying Fund’s investment strategies, including transactions in total return swaps, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through a wholly-owned and controlled subsidiary of the Underlying Fund organized under the laws of the Cayman Islands (a “Subsidiary), an Underlying Fund would intend to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Underlying Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments would be passed through to the Underlying Fund as ordinary income, which may be taxed at less favorable rates than capital gains. The Subsidiary would declare and distribute a dividend to the Underlying Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Underlying Fund, all or a portion of the income from the Underlying Fund’s investment in the Subsidiary might not be qualifying income, and the Underlying Fund might not qualify as a regulated investment company for one or more years.

Turnover Risk. An Underlying Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Underlying Fund to incur higher brokerage costs, which may adversely affect the Underlying Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. The Underlying Funds in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

Volatility Risk. Significant short-term price movements could adversely impact the performance of an Underlying Fund. The performance of an Underlying Fund may be based in part on the prices of one or more of the CBOE Market Volatility Index (“VIX”) Futures or other similar volatility-related products in which the Fund indirectly invests. VIX Futures or other similar volatility-related products are affected by a variety of factors and may change unpredictably, affecting the value of such VIX Futures or other similar volatility-related products and, consequently, the value and the market price of the Fund’s shares.

U.S. Government Obligations Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. An Underlying Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government sponsored instrumentalities or enterprises.

Wholly Owned Subsidiary Risk. By investing in a Subsidiary, an Underlying Fund would be indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Underlying Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Underlying Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Underlying Fund’s returns. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Funds’ Principal Investment Strategies and Related Risks.”

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its investment strategy effective December 13, 2019. Performance information for periods prior to December 13, 2019, does not reflect the Fund’s current investment strategy.

Annual Total Returns

Figures in the bar chart do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 18.17% (quarter ended March 31, 2024), and the lowest return for a quarter was (23.07)% (quarter ended March 31, 2020).

The Fund’s Class A shares year-to-date return as of March 31, 2025, was (13.15)%.

Average Annual Total Returns
(For periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	8.87%	4.57%	4.91%
Return After Taxes on Distributions	5.75%	1.76%	2.27%
Return After Taxes on Distributions and Sale of Fund Shares	5.28%	2.45%	2.87%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
	1 Year	5 Years	Since Share Class Inception (5/31/2016)
Institutional Shares
Return Before Taxes	14.64%	5.87%	6.47%
Class C Shares
Return Before Taxes	13.47%	4.85%	5.44%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.76%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Portfolio Manager: David Miller, Chief Investment Officer (“CIO”) and Senior Portfolio Manager of the Advisor, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller has served as a Portfolio Manager of the Fund since May 2016.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – Return Stacked® Balanced Allocation & Systematic Macro Fund

Investment Objective:

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 141 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 90.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None (1)	1.00% (2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.44%	0.50%	0.35%
Acquired Fund Fees and Expenses(3)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.23%	2.54%	3.14%
Fee Waivers and/or Expense Reimbursements(4)	(0.22)%	(0.28)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(4)	2.01%	2.26%	3.01%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(4)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 1.97%, 2.22%, 2.97%, of the average daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2026. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and then redeem (or you hold, as applicable)all your shares at the end of those periods. The Example also assumes that the average annual return was 5%, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Shares	$204	$676	$1,175	$2,547
Class A Shares	$791	$1,295	$1,824	$3,265
Class C Shares – no redemption	$304	$956	$1,633	$3,439
Class C Shares – with redemption	$404	$956	$1,633	$3,439

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed mutual fund that seeks to achieve its investment objective by investing in two complementary strategies: a Balanced Allocation Strategy and a Systematic Macro Strategy. The Fund uses derivative contracts to “stack” the total return of holdings in the Fund’s Balanced Allocation Strategy together with the returns of the Fund’s Systematic Macro Strategy. Essentially, one dollar invested in the Fund provides approximately one dollar of exposure to the Fund’s Balanced Allocation Strategy and approximately one dollar of exposure to its Systematic Macro Strategy. Therefore, the returns of the Systematic Macro Strategy are effectively stacked on top of the returns of the Balanced Allocation Strategy.

Under normal circumstances, the Fund will target a 100% exposure to the Balanced Allocation Strategy and 100% exposure to the Systematic Macro Strategy. Each Strategy is described below. Notional value is the total underlying amount of a derivatives trade. Leverage allows an investor (like the Fund) to use a small amount of money to gain exposure to a larger (and potentially, a much larger) amount. So, notional value reflects the total value of a trade, not the cost (or market value) of taking the trade. Through the Fund’s use of futures in both its Balanced Allocation Strategy and Systematic Macro Strategy (described below), the Fund provides leveraged exposure to a combination of assets held in the Balanced Allocation Strategy (U.S. equity and U.S. fixed income) and the Systematic Macro Strategy (equities, fixed income, currencies, and commodities).Further, the Fund (and the Subsidiary) will hold U.S. Treasury bills and cash equivalents as collateral for the futures contracts as well as to generate income.

Balanced Allocation Strategy:

The Fund’s Balanced Allocation Strategy aims to provide exposure to a target mix of approximately 50% U.S. equities and 50% U.S. bonds (100% total) with the objective of long-term capital appreciation. To achieve this, the Fund will invest in a combination of U.S. common stock, U.S. treasury securities, exchange-traded funds (“ETFs”), and futures contracts. Newfound Research LLC (“Newfound”) serves as the investment sub-adviser to the Balanced Allocation Strategy.

U.S Equity Strategy:

The U.S. Equity Strategy seeks to capture the total return of large capitalization U.S. equity markets with the objective of long-term capital appreciation. The Fund will gain exposure to large capitalization U.S. equity markets through investment in broad-based U.S. large capitalization ETFs and/or U.S. equity index futures contracts. The Fund may also implement the U.S. Equity Strategy by investing directly in the common stock of U.S. large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations of $8 billion or greater.

U.S. Bond Strategy:

The U.S. Bond Strategy seeks to capture the total return of the broad, investment grade, U.S. fixed income market with the objective of long-term capital appreciation. To do so, the Fund will invest in ETFs that provide broad exposure to investment grade U.S. corporate and government bonds and/or U.S. Treasury futures contracts, and will invest in such ETFs without any constraints as to maturity. The Fund will also invest in futures contracts on U.S. Treasuries with maturities ranging from two to 30 years, with a target duration of two to eight years.

The Fund may also implement the U.S. Bond Strategy by investing directly in U.S. Treasury bills, notes, and bonds across the yield curve. The U.S. Treasury securities held by the Fund will have a target duration of two to eight years.

Systematic Macro Strategy:

The Fund provides exposure to major global asset classes, including, equities, bonds, currencies, and commodities. To gain access to these asset classes, the Fund will invest in futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps), either by investing directly in the instruments or, indirectly, through its Subsidiary (as described below). Investments by the Fund may be made in domestic and foreign markets, including emerging markets.

The Fund’s futures trading advisor, ReSolve Asset Management SEZC (Cayman) (the “Futures Trading Advisor” or “ReSolve Global”), uses a proprietary methodology to create a portfolio of securities with exposures to a number of characteristics, including, but not limited to: total-return momentum, trends, seasonal patterns, carry measures, mean reversion and others, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across global asset classes.

●	Momentum: Momentum strategies seek to capitalize on the tendency of assets that have performed well recently to continue outperforming in the near term. By identifying investments with strong relative performance over a defined period, typically one year or less, these strategies aim to ride the wave of positive momentum.

●	Trend: Trend strategies aim to benefit from sustained price movements by identifying and following established upward or downward trends in the market. Using a systematic, data-driven approach, the Futures Trading Advisor seeks to capture opportunities across various asset classes, including equities, bonds, currencies, and commodities.

●	Seasonal: Seasonal strategies seek to capitalize on patterns of performance that tend to recur at specific times of the year. These strategies are based on the observation that certain asset classes, sectors, or markets exhibit predictable trends tied to calendar events, such as quarter-end rebalancing, holiday-driven consumer demand, or tax considerations. The Futures Trading Advisor employs a systematic approach to identify and exploit these recurring patterns, taking long positions in assets expected to benefit from seasonal trends while shorting (i.e., entering into a derivatives contract that profits from a decline in the price of the underlying asset) those likely to experience seasonal underperformance.

●	Carry: Carry refers to the return an asset is expected to generate if its price and market conditions remain unchanged, typically driven by factors like interest rates or dividends. Carry strategies focus on capturing these returns by favoring assets with higher carry over those with lower carry. The strategy involves taking long positions in assets that offer higher carry, such as bonds or currencies with attractive interest rate differentials, while shorting assets with lower carry.

●	Mean Reversion: Mean reversion strategies rely on the tendency of asset prices to revert to their historical averages or long-term trend levels after periods of extreme performance. These strategies assume that assets experiencing large deviations from their historical norms will eventually correct, presenting opportunities to profit from the reversal. The strategy will seek to buy assets that have recently underperformed relative to their historical averages, with the expectation that they will rebound, and sell those that have outperformed and are likely to regress.

The Fund will take long or short positions in asset classes, such as equity index and fixed income asset classes, commodities, currencies and volatility indexes. Fund holdings and weights are regularly adjusted in response to material changes in world markets.

The Futures Trading Advisor will utilize its proprietary investment models to determine asset allocations based on multi-factor quantitative market information and account for the opportunity to reduce portfolio volatility through diversification. However, the long-term expected volatility of the Fund, in totality, will be greater than the volatility of either the Balanced Allocation Strategy or Systematic Macro Strategy measured in isolation. The investment models analyze these factors over a broad time spectrum, which may range from several days to multiple years. The Futures Trading Advisor analyzes a number of additional factors in determining how the asset classes are allocated in the portfolio, including, but not limited to: intermediate term (1-18 months) profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, exchange regulations, and depth of market. The allocations are reviewed daily, although changes may occur less frequently.

Under normal circumstances, the Fund’s aggregate notional exposure to the Systematic Macro Strategy will be approximately 100% of the Fund’s net assets, creating overlay exposure through leverage to a globally diversified portfolio of futures contracts. For example, if the Fund has $100 in assets, the Fund expects to achieve $100 of exposure to the Balanced Allocation Strategy and $100 of exposure to the Systematic Macro Strategy from the leverage created by the futures contracts. This is akin to investing $100 in a combination of U.S. Equity and/or U.S. Fixed Income securities or ETFs, borrowing $100, and putting the borrowed $100 in a systematic macro fund. The Fund’s use of leverage, represented by the borrowed $100 in the example, could amplify the effects of market volatility on Fund performance when compared to investing directly in the same portfolio.

The Fund expects to invest up to approximately 50% of its net assets in U.S. Treasury bills, money market funds, cash, and cash equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser or Futures Trading Adviser determines), that provide liquidity, serve as margin or collateralize the Fund’s investments in derivative contracts for the Systematic Macro Strategy. Combined with the Balanced Allocation Strategy, the Fund may invest up to 100% of the Fund’s net assets in U.S. Treasury bills, money market funds, cash, and cash equivalents.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary – The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodity futures contracts and other derivative contracts, subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is RDMF Fund Limited, a Cayman Islands company. The Subsidiary is advised by the Fund’s Advisor, Futures Trading Advisor and ReSolve Asset Management Inc., the Fund’s investment sub-advisor to the Systematic Macro Strategy. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Changing Fixed Income Market Conditions Risk. Interest rate fluctuations could cause the value of any fund that invests in fixed income securities to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain investments of the Fund and/or the underlying ETFs the Fund invests in (each, an “Underlying Fund”), which could cause the value of the Fund’s and/or Underlying Fund’s investments and share price to decline.

Commodity Risk. Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodity Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund intends to invest in commodity-linked derivatives indirectly through the Subsidiary. Any income received from the Subsidiaries investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked derivatives or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

Correlation Risk. There is no guarantee that the Fund’s historical relationship and correlation to equity direction or volatility will continue. As a result, there is no guarantee that the Fund will achieve lower volatility than the Index and/or better performance than the Index as a result of its blend of strategies. Correlation and covariance are factors that impact the Fund’s calculation of risk. There is also no guarantee that these factors will accurately predict future risk. Just as past performance is not necessarily indicative of future performance, past correlation is not necessarily indicative of future correlation.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Currency Risk. Currency trading risks, including through futures contracts, include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations (see “Counterparty Risk” above); (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Foreign Currency Forward Contract Risk. Foreign currency forward contracts are a type of derivative contract whereby a Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations. The Fund’s investment or hedging strategies may not achieve their objective.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Futures Trading Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund, potentially in excess of the amounts invested or borrowed. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for a Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of a Fund’s portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of a Fund’s portfolio securities. As the buyer of a call option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, a Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, a Fund will lose money if the value of the underlying reference instrument rises above the strike price. A Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums received from the written put and call options may offset losses due to the aforementioned adverse changes in value of the underlying reference instrument, but the Fund will continue to bear the risk that it will lose money if the value of the underlying reference instrument adversely increases above or decreases below the Fund’s strike price, as applicable. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Swaps Risk. A Fund may use swaps to enhance returns and manage risk. A Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Total Return Swap Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risk (if the counterparty fails to meet its obligations) and liquidity risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Emerging markets usually are subject to greater market volatility, political, social, and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than are more developed markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities, whether held directly or through futures contracts, will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing Commodity Futures Trading Commission (“CFTC”) regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Index Risk. If the derivative, such as a futures contract, in which the Fund invests is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Management Risk. The investment strategies and models employed by the Sub-Advisors and/or the Futures Trading Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisors’ and/or the Futures Trading Advisor’s judgment about the attractiveness, value and potential appreciation of particular investments may prove to be incorrect and there is no guarantee that the Sub-Advisors’ and/or the Futures Trading Advisor’s determinations will produce the desired result. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor and the Futures Trading Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models is usually based on data supplied by third parties, the success of the Sub-Advisor’s or the Futures Trading Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Regulatory Risk. Changes in the laws or regulations of the United States, Cayman Islands, or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with these regulatory requirements could increase the Fund’s expenses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio, whether held directly or through futures contracts.

Short Position Risk. The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Futures Trading Advisor’s ability to accurately anticipate the future value of a security or instrument.

Tax Risk. Certain of the Fund’s investment strategies, including transactions in total return swaps, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (a “Subsidiary), the Fund would intend to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments would be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. The Subsidiary would declare and distribute a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when a Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in the Underlying Funds are described below:

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities.

ETF Tracking Risk. Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time; however, all investments, long- or short-term, are subject to risk of loss.

Wholly Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. Effective February 27, 2018, the Fund’s investment strategy changed and ReSolve Asset Management Inc., one of the Fund’s current sub-advisors, replaced the prior sub-advisor. Consequently, prior performance does not reflect the Fund’s current operations. The Fund’s prior sub-advisor was the investment advisor to the Predecessor Fund since the Predecessor Fund’s inception.

The bar chart and accompanying performance table shown provides an indication of the risks of investing in the Fund by showing the total return of the Predecessor Fund and the Fund’s Institutional shares for each of the last 10 calendar years, and by showing how the average annual returns compare over time to the performance of a broad-based market index and an index reflecting the performance of commodity trading advisors.

The Fund’s performance provided below for the Fund’s Institutional shares prior to September 30, 2016 (for periods prior to the commencement of the Fund’s operations) is that of the Predecessor Fund, which includes all of the Predecessor Fund’s actual fees and expenses over various periods. The performance of the Predecessor Fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to Institutional shares of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance of the Fund’s Institutional shares may have been lower.

How the Fund has performed in the past (before and after taxes) is not necessarily indicative of how it may perform in the future.

The Predecessor Fund was organized as a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result of its different tax treatment, the Fund is unable to show after-tax returns for periods that commenced prior to September 30, 2016.

The Fund changed investment strategy and a new sub-adviser was retained to implement the Balanced Allocation Strategy of the Fund’s portfolio effective January 1, 2025. Performance information for periods prior to January 1, 2025 does not reflect the Fund’s current investment strategy and the Fund was not managed by either of the Fund’s current Sub-Advisors prior to February 27, 2018.

Updated performance information is available at no cost by calling 1-800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 10.37% (quarter ended September 30, 2023), and the lowest return for a quarter was (9.44)% (quarter ended December 31, 2018).

The Fund’s Institutional shares year-to-date return as of March 31, 2025, was (2.85)%.

Average Annual Total Returns
(For periods ended December 31, 2024)

	1 Year	5 Years[1]	10 Years[1]
Institutional Shares
Return Before Taxes	9.93%	3.51%	2.95%
Return After Taxes on Distributions[2]	7.07%	0.88%	1.15%
Return After Taxes on Distributions and Sale of Fund Shares[2]	5.88%	1.57%	1.56%
	1 Year	5 Years	Since Inception of Class A and Class C (9/30/2016)
Class A Shares
Return Before Taxes	3.35%	2.03%	2.34%
Class C Shares
Return Before Taxes	8.82%	2.48%	2.34%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes) (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10% (10 Year) 14.84% (Since 9/30/2016)
50% S&P 500 Total Return Index / 50% Bloomberg U.S. Treasury Total Return Unhedged Index	12.28%	7.06%	7.12% (10 Year) 7.68% (Since 9/30/2016)

Société Générale Trend Index (reflects no deduction for fees, expenses or taxes)	2.64%	7.77%	3.42% (10 Year) 4.38% (Since 9/30/2016)

[1]	Includes the effect of performance fees paid by the investors of the Predecessor Fund.

[2]	After Tax Returns, if any, are shown for periods beginning after September 30, 2016. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for periods that commenced prior to September 30, 2016. The Predecessor Fund did not have a distribution policy.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Sub-Advisor: Newfound Research LLC (“Newfound”) is the investment sub-advisor of the Balanced Allocation Strategy component of the Fund’s portfolio.

Sub-Advisor: ReSolve Asset Management Inc. (“ReSolve Canada”) is the Fund’s sub-advisor of the Systematic Macro Strategy component of the Fund’s portfolio.

Futures Trading Advisor: ReSolve Asset Management SEZC (Cayman) is the Fund’s futures trading advisor of the Systematic Macro Strategy component of the Fund’s portfolio.

Portfolio Managers: Corey Hoffstein, Chief Investment Officer of Newfound, and Steven Braun, Senior Quantitative Analyst and Chief Derivatives Risk Officer of Newfound, are jointly and primarily responsible for the day-to day management of the Balanced Allocation Strategy component of the Fund’s portfolio. Michael Philbrick, CIM®, AIFP®, Co-Founder, CEO and Portfolio Manager of ReSolve Global, Rodrigo Gordillo, President and Portfolio Manager of ReSolve Global, Adam Butler, Chief Investment Officer and Portfolio Manager of ReSolve Global, and Andrew Butler, Chief Investment Officer of ReSolve Canada, are jointly and primarily responsible for the day-to-day management of the Systematic Macro Strategy component of the Fund’s portfolio. Mr. Philbrick has served the Fund as a Portfolio Manager since April 2021 and previously served as a portfolio manager of the Fund from February 2018 to April 2020. Mr. Adam Butler and Mr. Gordillo have served the Fund as Portfolio Managers since 2018. Mr. Andrew Butler has served the Fund in the capacity of portfolio manager since April 2021. Mr. Hoffstein and Mr. Braun have served the Fund as Portfolio Managers since January 1, 2025.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND

Investment Objective:

The Fund’s investment objective is to seek total return consisting of capital appreciation and income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 141 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 90.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	None (1)	1.00% (2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.31%	0.36%	0.29%
Total Annual Fund Operating Expenses	1.16%	1.46%	2.14%
Fee Waivers and/or Expense Reimbursements(3)	(0.17)%	(0.22)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	0.99%	1.24%	1.99%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

(3)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 0.99%, 1.24% and 1.99% of the average daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2026. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$352	$622	$1,394
Class A Shares	$595	$894	$1,215	$2,120
Class C Shares – no redemption	$202	$656	$1,135	$2,461
Class C Shares – with redemption	$302	$656	$1,135	$2,461

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies:

Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. A convertible security is a bond, preferred stock or other securities that may be converted into a prescribed amount of common stock at a pre-stated price. Convertible securities may include corporate bonds, debentures, notes, or warrants. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on a fixed income aspect of the convertible security to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

The Fund will generally invest primarily in investment-grade instruments. The Fund may also invest opportunistically in non-rated securities that are considered by the Fund’s portfolio managers to be equivalent to investment-grade securities, which at times may represent a significant share of the Fund’s overall portfolio. The Fund may invest in U.S. companies of any market capitalization without limit; however, the Fund expects to invest primarily in large capitalization companies. The Fund may invest across sectors, and at times might have individual positions that in the aggregate result in significant exposures to specific sectors, such as the information technology sector. While there are no restrictions on maturity, under normal market conditions the Fund’s portfolio is generally expected to have a dollar-weighted average maturity of less than five years. The Fund may invest in securities of any duration (i.e., the sensitivity of a fixed income security’s price to interest rate changes) without limit.

The Fund’s investment sub-advisor, Pier 88 Investment Partners, LLC (the “Sub-Advisor”), will structure the Fund’s portfolio based on its macroeconomic views and will seek to take advantage of perceived secular (longer term) and cyclical themes across all industry sectors. The Sub-Advisor approaches investment decisions primarily from an equity analysis perspective given that historically equity sensitivity has been the primary driver of returns of the convertible securities asset class. The Sub-Advisor establishes a view on the intrinsic value of a company and then examines the overall capital structure of that company to identify potential mis-pricings. The selection process focuses on individual securities as part of a broader secular or cyclical theme, where the Sub-Advisor believes that the risk-adjusted probability of upside appreciation outweighs potential downside. The Sub-Advisor will value securities using a fundamental top-down research approach, which will include scenario analysis to identify potential pricing inefficiencies as well as various risk management techniques to enhance overall portfolio construction. The Sub-Advisor seeks to build the Fund’s portfolio through exposure to companies across industry sectors and will target yields competitive with the overall convertible bond asset class.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Principal Investment Risks:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

The prices of some convertible securities, such as convertible preferred stock, tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Fixed Income Securities Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations. Credit risk may be substantial for the Fund.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels and political events affect the securities markets.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Small and Medium Capitalization Companies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

The Fund is subject to the following specific sector risks:

Information Technology Sector Risk. Information technology companies face intense competition and may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence. Companies in the information technology sector are heavily dependent on patent and intellectual property rights.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases, or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential return of the securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time; however, all investments, long- or short-term, are subject to risk of loss.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Funds’ Principal Investment Strategies and Related Risks.”

Performance:

The Fund commenced operations by acquiring all of the assets and liabilities of Lake Como Convertible Bond Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 6, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional shares of the Fund. The Fund’s investment objective, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Code that, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund.

The Fund commenced operations on December 6, 2019. The performance shown below prior to December 6, 2019, is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses (i.e., the Predecessor Fund’s annual management fees and operating expenses before any fee waivers and/or expense limitation), as adjusted to include any applicable sales loads and distribution (12b-1) fees of each class of shares of the Fund. The performance of the Predecessor Fund has not been restated to include the other fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. The Fund’s fees and expenses are expected to be higher than those of the Predecessor Fund, so if the Fund’s expenses were applied to the Predecessor Fund’s performance, the performance would have been lower.

The bar chart and accompanying performance table below provide an indication of the risks of investing in the Fund by showing the total return of the Predecessor Fund and the Fund’s Institutional shares for each full calendar year since the Predecessor Fund’s inception, and by showing how the average returns compare over time to the performance of a broad-based market index, as well as two style-specific indices that are representative of the U.S. convertible securities market.

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Predecessor Fund was organized as a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result of its different tax treatment, the Fund is unable to show after-tax returns for periods that commenced prior to December 6, 2019.

Updated performance information is available at no cost by calling 1-800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 17.23% (quarter ended June 30, 2020), and the lowest return for a quarter was (13.27)% (quarter ended March 31, 2020).

The Fund’s Institutional shares year-to-date return as of March 31, 2025, was (1.85)%.

Average Annual Total Returns
(For periods ended December 31, 2024)

	1 Year	5 Years	Since Predecessor Fund Inception (3/1/2017)
Institutional Shares[1]
Return Before Taxes	8.22%	5.16%	6.83%
Return After Taxes on Distributions[2]	7.47%	4.16%	6.18%
Return After Taxes on Distributions and Sale of Fund Shares[2]	5.05%	3.76%	5.28%
Class A Shares[1,3]
Return Before Taxes	2.81%	3.85%	5.89%
Class C Shares[1]
Return Before Taxes	7.19%	4.15%	5.79%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(4)	1.25%	(0.33)%	1.27%
ICE BofA Investment Grade US Convertible 5% Constrained Index (reflects no deduction for fees, expenses or taxes)(4)	11.58%	6.09%	8.60%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.09%

1.	Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2.	As a result of the different tax treatment of the Predecessor Fund, the Fund is unable to show after-tax returns for periods that commenced prior to December 6, 2019.

3.	Includes the effect of the maximum sales load.

4.	Effective August 30, 2024, the Fund changed its primary benchmark from the S&P 500 Total Return Index to the Bloomberg US Aggregate Bond Index because the Bloomberg US Aggregate Bond Index is a more appropriate broad-based market index to compare the Fund’s performance.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Sub-Advisor: Pier 88 Investment Partners, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Francis T. Timons, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor; and Sean J. Aurigemma, a Partner, Chief Compliance Officer and Portfolio Manager of the Sub-Advisor, are primarily responsible for the management of the Fund’s portfolio. Mr. Timons is the Lead Portfolio Manager of the Fund. Messrs. Timons and Aurigemma have served the Fund as portfolio managers since its inception in December 2019. Mr. Timons managed the Predecessor Fund since its inception in 2017 and Mr. Aurigemma managed the Predecessor Fund since 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the transfer agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY - RATIONAL SPECIAL SITUATIONS INCOME FUND

Investment Objective:

The Fund’s investment objective is to seek total return consisting of capital appreciation and income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 141 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 90.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.50%	1.50%	1.50%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.32%(3)	0.32%	0.26%(3)
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.83%	2.08%	2.77%
Fee Waivers and/or Expense Reimbursements(5)	(0.06)%	(0.07)%	None
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(5)	1.77%	2.01%	2.77%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

(3)	Other Expenses include costs and expenses incurred by the Fund in connection with litigations or claims regarding portfolio investments initiated by the Fund’s sub-adviser of 0.01% with respect to Institutional shares and Class C shares.

(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (but excluding (i) acquired fund fees and expenses, (ii) brokerage commissions and trading costs, (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, (vi) non-routine or extraordinary expenses (such as litigation or reorganizational costs), and (vii) costs and expenses of litigation or claims on behalf of the Fund regarding portfolio investments initiated (or threatened) by the investment adviser or sub-advisor) to not more than 1.75%, 2.00% and 2.75% of the daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2026. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example shows the operating expenses you would incur as a shareholder if you invested in the Fund over the time periods indicated and you redeem (or you hold, as applicable) all your shares at the end of those periods. The Example also assumes that your average annual return was 5%, the Fund’s operating expense s remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$180	$570	$985	$2,143
Class A Shares	$669	$1,089	$1,534	$2,766
Class C Shares – no redemption	$280	$859	$1,464	$3,099
Class C Shares – with redemption	$380	$859	$1,464	$3,099

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency residential and commercial mortgage-backed securities, with a focus on non-agency residential mortgage-backed securities. Non-agency residential mortgage-backed securities are collateralized by pools of residential mortgages which are not insured by government sponsored enterprises or agencies (such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) and Government National Mortgage Association (“GNMA”). The Fund’s non-agency mortgage-backed securities investments have a wide variety of payment characteristics and preferences and can have fixed or floating interest rates. The Fund may also invest in collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other asset-backed securities, including those backed by credit card receivables, auto loans, aircraft leases and student loans. The Fund’s investment sub-advisor, ESM Management, LLC (the “Sub-Advisor”), will allocate the Fund’s investments to asset classes that it views as offering the best values in the marketplace on a relative (risk-adjusted) basis at that time.

The Sub-Advisor seeks to identify, through its own proprietary research and analysis, investments that it believes are undervalued and/or have the potential to achieve an above-market yield over the longer term. The investment strategy also seeks to identify “special situations” within fixed income markets, particularly the market for non-agency mortgage-backed securities, where the Fund will make opportunistic investments in securities that may be mispriced due to structural or market driven factors. In this regard, the Sub-Advisor seeks to identify complexities, inefficiencies or flaws in the underlying legal and technical structures of certain debt issuances that the Sub-Advisor believes may have gone unnoticed by, or that are being misunderstood by, other market participants, such that the market is undervaluing the expected return. These opportunities that the Sub-Advisor seeks to identify may come in the form of flaws of logic or interpretation in a debt security’s pooling and servicing agreements or bond indentures. The Sub-Advisor seeks to identify and then exploit these opportunities while seeking to limit downside exposure. The Sub-Advisor will seek to remedy issues it has identified in the security through activist strategies, including, in cases where the investment’s cash flows are not being directed properly: (i) bringing the technical issue to the attention of indenture trustees or servicers; (ii) negotiating with the applicable parties to compensate the Fund for the issue; or (iii) through litigation or the threat of litigation. Once a potential special situation investment is identified, the Sub-Advisor estimates various factors, including the investment’s anticipated baseline return, potential upside, probability of upside scenario, and investment horizon. Based on this analysis and the market opportunity in terms of outstanding issue size and ability to source the security, the Fund’s investment will be sized based on the Sub-Advisor’s discretion.

The implementation of the Sub-Advisor’s “special situations” activist strategies will from time to time cause the Fund to incur special litigation expenses, and the success of the strategies, including recovery of such expenses through the receipt of settlement or judgment amounts, may not occur or may involve longer time frames than originally expected. Investors that redeem shares of the Fund prior to the Fund’s realization of desired investment returns or recovery of litigation expenses may not experience the full intended benefit of the activist strategy and may not experience the same investment returns as investors that did not redeem their shares.

The Fund does not limit its investments to a particular credit quality and may invest without limitation in debt securities rated below investment grade (commonly referred to as “junk” bonds). Below investment grade securities include those rated, at the time of purchase, below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization (“NRSRO”), as well as non-rated securities determined by the Sub-Advisor to be of comparable quality. The securities underlying the mortgage- and asset-backed securities in which the Fund invests may include distressed debt securities (i.e., underlying loans and assets that are in default or likely to default). An NRSRO will consider the underlying loans or assets collateralizing a mortgage- or asset-backed security when determining the credit rating of such security. The Sub-Advisor will also consider the security’s credit rating when evaluating the security for investment by the Fund.

In managing the Fund’s investments, the Sub-Advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 30 years and a weighted average effective duration that ranges between -9 and 9 years. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Certain mortgage-related securities in which the Fund may invest, such as interest-only securities and related derivatives, have “negative duration.” This means that the value of these instruments normally increases as interest rates increase, unlike most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and allows the portfolio to realize positive cash flows on the hedge as a result of interest received with respect to that security.

The Fund may also invest in U.S. Treasury and agency securities, structured notes, and over-the-counter and exchange-traded derivative instruments. The Fund will use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and call and put options on interest rate futures. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class representative of the default risks faced by the Fund, and credit spread options.

The Fund concentrates its investments in the mortgage-backed securities industry, which includes agency and non-agency mortgage-backed securities.

Distribution Policy: The Fund’s distribution policy is to make monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Rational Special Situations Income Fund - Distribution Policy and Goals” section in this Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels and political events affect the securities markets.

Management Risk. The investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential total return of the securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results. The measures that the Advisor, Sub-Advisors or portfolio managers use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Activist Strategies Risk. As part of the Fund’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities. In addition, realization of desired investment returns, or recovery of related expenses may involve longer time frames than originally expected so investors who redeem shares may bear such expenses without experiencing the desired investment returns.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. These guarantees are made at the “loan level” and relate only to the payment of principal and interest on the underlying mortgage loans. These loan-level governmental guarantees do not cover the payment of principal and interest on, or fluctuations in the market values of, the related mortgage-backed securities, and do not apply to investors’ purchase of shares of the Fund.

Mortgage-backed securities issued or guaranteed by governmental agencies or instrumentalities such as GNMA, or government-sponsored entities such as FNMA and FHLMC, are generally known as “agency mortgage-backed securities.” Agency mortgage-backed securities are backed by mortgage loans that satisfy the underwriting and other criteria published by the applicable governmental entity. The payment of interest and principal on these mortgage-backed securities is generally guaranteed by the applicable governmental entity.

Mortgage-backed securities issued by private issuers are also known as “non-agency” mortgage-backed securities. Non-agency mortgage-backed securities are not subject to the same stringent underwriting requirements as agency mortgage-backed securities and, therefore, the mortgage loans underlying privately issued mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for agency mortgage-backed securities.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary as interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

Mortgage-backed securities may be backed by mortgage loans across the spectrum of credit quality. Lower credit quality mortgage loans, such as those considered “subprime,” are more likely to default than those considered “prime” by a rating agency or service provider. Mortgage-backed securities supported by subprime mortgage loans generally carry a higher risk of loss and are potentially less liquid than mortgage-backed securities supported by prime mortgage loans, as an economic downturn or period of rising interest rates could adversely affect the market for sub-prime mortgage loans and thereby reduce the Fund’s ability to sell securities backed by such loans. Additionally, subprime loan borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Real Estate Risk. Through its investments in mortgage-related securities, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Fixed Income Securities Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. There is a risk that issuers will not make payments on fixed income securities held by the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk” bonds. Credit risk may be substantial for the Fund.

Prepayment and Extension Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund’s profits and/or require it to pay higher yields than were expected.

Junk Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell the bonds in its portfolio. The lack of a liquid market for these bonds could decrease the value of the Fund’s portfolio and net asset value per share.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Concentration Risk. Because the Fund concentrates its investments in a sector, industry or group of industries, the Fund is more vulnerable to adverse market, economic, regulatory, political, or other developments affecting such sector, industry or group of industries than a fund that invests its assets more broadly.

Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are subject to prepayment risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Asset-backed securities are also subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults, and investor aversion to CDOs and CLOs as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Structured Note Risk. Structured notes are subject to credit risk, default risk, and adverse changes in the index or reference asset to which payments are linked and may involve leverage risk.

U.S. Government Obligations Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored entities may not be backed by the full faith and credit of the U.S. government.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Spread Options Risk. The Fund’s credit spread options positions expose the Fund to leverage risk because a small investment may produce large changes in Fund value. Additionally, the Fund’s credit spread options positions expose the Fund to losses limited by the spread’s price differential, which is the difference between the strike prices less the net credits from writing a call (put) option while buying a call (put) option at a higher (lower) strike price.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy, and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. Option premiums are treated as short-term capital gains, and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk (the risk that an option’s returns will deviate from a benchmark), and sub-strategy risk (the risk that hedging sub-strategies will not perform as expected).

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Swaps Risk. Swaps are subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. Like other derivatives, swaps are also subject to leverage risk, which will tend to magnify the Fund’s losses.

Total Return Swap Risk. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risk and liquidity risk.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s net asset value and cause the Fund’s returns and net asset value per share to experience significant increases or declines in value over short periods of time.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Funds’ Principal Investment Strategies and Related Risks.”

Performance:

The Fund commenced operations by acquiring all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization, which was consummated after the close of business on July 17, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund.

The Fund commenced operations on July 17, 2019. The performance shown below prior to July 17, 2019, is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses (i.e., the Predecessor Fund’s annual management fees and operating expenses before any fee waivers and/or expense subsidies), as adjusted to include any applicable sales loads and distribution (12b-1) fees of each class of shares of the Fund. The performance of the Predecessor Fund has not been restated to include the other fees, estimated expenses and fee waivers and/or expense subsidies applicable to each class of shares of the Fund. The Fund’s fees and expenses are expected to be higher than those of the Predecessor Fund, so if the Fund’s expenses were applied to the Predecessor Fund’s performance, the performance would have been lower.

The bar chart and accompanying performance table shown provide an indication of the risks of investing in the Fund by showing the total returns of the Predecessor Fund and the Fund’s Institutional shares for the last 10 calendar years, and by showing how the average returns compare over time to the performance of a broad-based market index, as well as an index reflecting the performance of mortgage pass-through securities guaranteed by government-sponsored enterprises or agencies.

How the Fund performed in the past (before and after taxes) is not necessarily indicative of how it will perform in the future.

The Predecessor Fund was organized as a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result of its different tax treatment, the Fund is unable to show the after-tax returns for the Predecessor Fund for periods that commenced prior to July 17, 2019.

Updated performance information is available at no cost by calling 1-800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 6.85% (quarter ended June 30, 2020), and the lowest return for a quarter was (7.01)% (quarter ended March 31, 2020).

The Fund’s Institutional shares year-to-date return as of March 31, 2025, was 1.81%.

Average Annual Total Returns

(For periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Institutional Shares[1]
Return Before Taxes	8.95%	4.01%	6.26%
Return After Taxes on Distributions[2]	6.03%	1.48%	4.90%
Return After Taxes on Distributions and Sale of Fund Shares[2]	5.24%	1.95%	4.39%
Class A Shares[1,3]
Return Before Taxes	3.54%	2.76%	5.49%
Class C Shares[1]
Return Before Taxes	7.85%	2.98%	5.21%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%
Bloomberg US Mortgage Backed Securities (MBS) Index (reflects no deduction for fees, expenses or taxes)	1.20%	(0.74)%	0.91%

1.	Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2.	As a result of the different tax treatment of the Predecessor Fund, we are unable to show after-tax returns for periods that commenced prior to July 17, 2019.

3.	Includes the effect of the maximum sales load.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Sub-Advisor: ESM Management LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Eric S. Meyer, Founder and Co-Portfolio Manager of the Sub-Advisor, and William R. Van de Water, Managing Director and Co-Portfolio Manager of the Sub-Advisor, are jointly and primarily responsible for the management of the Fund’s portfolio. Dr. Meyer and Mr. Van de Water have served the Fund as portfolio managers since its inception in July 2019 and managed the Predecessor Fund since its inception in 2009.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY - Rational/RGN HEDGED Equity Fund

Investment Objective:

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 141 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 90.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)(3)	0.74%	0.74%	0.74%
Acquired Fund Fees and Expenses(3) (4)	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.58%	2.83%	3.58%
Fee Waivers and/or Expense Reimbursements(5)	(0.50)%	(0.50)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(5)	2.08%	2.33%	3.08%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

(3)	Estimated for the current fiscal year.

(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (but excluding: (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges); (iv) taxes; (v) short sale dividends and interest expenses; and (vi) non-routine or extraordinary expenses (such as litigation or reorganizational costs) to not more than 1.99%, 2.24%, and 2.99% of the average daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2026. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem (or you hold, as applicable) all your shares at the end of those periods. The Example assumes that the average annual return was 5%, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$211	$755
Class A Shares	$700	$1,265
Class C Shares – no redemption	$311	$1,051
Class C Shares – with redemption	$411	$1,051

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from September 27, 2024 to December 31, 2024, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund aims to provide a higher return, lower-risk alternative with minimal tracking error to a long-only S&P 500 Index.

The Fund aims to achieve its investment objective by combining two complementary investment strategies:

●	A long-only equity portfolio designed to approximate the performance of the S&P 500 Index (the “Equity Component”), and

●	An overlay component (the “Overlay Component”) designed to reduce risk and enhance return that makes investments in futures, forwards, options contracts and foreign currency via Foreign Exchange (“FX”).

The Equity Component: Under normal circumstances, the Fund invests at least 80% of its net assets in the “Equity Component.” The Fund endeavors to maintain the majority of its equity exposure through the use of exchange-traded Funds (“ETFs”) and/or common stocks. The Fund may choose to obtain the remainder of its equity exposure through the use of futures and options contracts. The Fund’s Equity Component investments are made on a relatively passive and long-only basis.

If investing directly in common stocks, R. G. Niederhoffer Capital Management, Inc., the Fund’s investment sub-advisor (the “Sub-Advisor”) will use a near replication methodology, meaning it seeks to invest in most or all of the companies comprising the Index in near proportion to the weightings in the S&P 500 Index.

The S&P 500 Index is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

The Overlay Component: The remaining assets of the Fund are invested in the “Overlay Component,” either directly or via an investment in one or more wholly-owned Subsidiaries (as described below) in which up to a total of 25% of the Fund’s total assets may be invested. The Fund and its Subsidiaries may also hold assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

The Overlay Component aims to enhance the Fund’s return and to protect the downside risk of the Equity Component’s equity exposure to the S&P 500 Index by:

●	providing risk reduction during declining periods for equities;

●	achieving profits during volatile directionless periods for equities; and

●	enhancing returns during rising periods for equities.

To accomplish this, the Overlay Component makes long and short investments in various domestic and international instruments (the “Instruments”) using a proprietary, quantitative investment strategy. These Instruments include Foreign Exchange (FX) currency and forward contracts, exchange-traded commodity and financial futures contracts in domestic and foreign markets, exchange-traded option contracts in domestic and foreign markets, individual common stocks, ETFs, liquid Sovereign Debt instruments, and liquid interest-rate swaps.

The Sub-Advisor invests the Overlay Component assets using a systematic tactical investment strategy combining “mean-reversion,” “short-term momentum,” and “trend-following.” “Mean-reversion” trading refers to investments made in the opposite direction to a recent market move, in anticipation that the market will return to its original price level. “Short-term momentum” trading refers to investments made in the same direction as a recent market move, with the expectation that the market move will continue in the same direction for a relatively short period of time (hours to days), after which the trade will be exited. “Trend-following” refers to a similar type of momentum-based trading where trades are made anticipating that the price move will continue in the same direction for a few hours to a few days. However, “trend-following” trades typically last longer than “short-term momentum” trades, and often capture market moves lasting weeks or longer in duration.

Investments are generally automatically selected and implemented using a combination of numerous quantitative trading rules that have been developed by the Sub-Advisor over its history of operation since 1993. The Sub-Advisor engages in an extensive research effort to evaluate and enhance its quantitative trading strategy, and often adds, modifies, and improves its trading rules, techniques, algorithms, calculations, execution strategies, and other aspects of its operation.

These rules identify repeating patterns of non-random market behavior using a proprietary software platform and a decades-long database of intraday futures, equity and commodity price data, as well as other data. Under normal circumstances, most investments will typically be held for a period of a few hours to 1-2 weeks, rather than months to quarters at a time as is often the case in approaches such as long-term trend-following.

The Fund’s position sizes, its risk levels, and maximum and minimum exposure levels are determined based on factors such as liquidity, volatility, covariance, the historical tendency of the portfolio to rise or fall depending on the movement of stocks, interest rates, and other major markets, macroeconomic factors, and historical and potential price behavior.

While the Sub-Advisor’s strategy is primarily systematic, the Sub-Advisor may on certain occasions employ human discretionary methods for trading and risk management, particularly during unusual market periods. These discretionary decisions, when they do occur, often involve taking steps to reduce the risk of the strategy.

Because of the Fund’s active trading strategy, its higher trading volume may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary – The Sub-Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodity future contracts and other derivative contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is RRDEF Fund Limited, a Cayman Islands company. The Subsidiary is advised by the Fund’s Advisor and sub-advised by the Sub-Advisor.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Principal Investment Risks:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Allocation Risk. Allocation risk refers to the risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Commodity Risk. Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodity Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund intends to invest in commodity-linked derivatives indirectly through the Subsidiary. Any income received from the Subsidiaries investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked derivatives or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

Correlation Risk. There is no guarantee that the Fund’s Overlay Component’s historical relationship and correlation to equity direction or volatility will continue. As a result, there is no guarantee that the Fund will achieve lower volatility than the S&P 500 Index and/or better performance than the S&P 500 Index as a result of its Overlay Component. Correlation and covariance are factors that impact the Fund’s calculation of risk. There is also no guarantee that these factors will accurately predict future risk. Just as past performance is not necessarily indicative of future performance, past correlation is not necessarily indicative of future correlation.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Currency Risk. Currency trading risks, including through futures contracts, include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations (see “Counterparty Risk” above); (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or the cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

●	Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.. The Fund’s investment or hedging strategies may not achieve its objective.

●	Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

●	Index Risk. If the derivative, such as a futures contract, in which the Fund invests is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

●	Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

●	Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. Option premiums are treated as short-term capital gains, and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk (the risk that an option’s returns will deviate from a benchmark), and sub-strategy risk (the risk that hedging sub-strategies will not perform as expected).

●	Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

●	Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

●	Fixed Income Risk. The value of the Fund’s investments in fixed income securities (whether held directly or through a futures contract) will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Management Risk. The investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired result. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models is usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Regulatory Risk. Changes in the laws or regulations of the United States, Cayman Islands, or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with these regulatory requirements could increase the Fund’s expenses.

Sector/Asset Class Risk. The Fund may focus its investments in securities of a particular sector or asset class. Economic, legislative or regulatory developments may occur that significantly affect the sector or asset class. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio (whether held directly or through a futures contract).

Short Position Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

●	ETF Risk. The ETFs and other investment companies (“Underlying Funds”), in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments, long- or short-term, are subject to risk of loss.

Wholly Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information is available at no cost by calling 1-800-253-0412 and on the Fund’s website at www.rationalmf.com.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Sub-Advisor: R. G. Niederhoffer Capital Management, Inc. is the Fund’s investment sub-advisor.

Portfolio Manager: Roy G. Niederhoffer, President of the Sub-Advisor, Paul Shen, Chief Investment Officer of the Sub-Advisor, Brian Duda, Head of Research, and Karolina Stanislawski, Senior Strategist, of the Sub-Advisor serve as the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Niederhoffer and Mr. Paul Shen are the Lead Portfolio Managers. They have served the Fund in these capacities since the Fund’s inception in 2024 and for the Advisor since 1993 in the case of Mr. Niederhoffer and Mr. Shen, since 2007 in the case of Dr. Duda, and since 2023 in the case of Ms. Stanislawski.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund, except Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund, and Rational/RGN Hedged Equity Fund, is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding shares. The investment objectives of Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund, and Rational/RGN Hedged Equity Fund are non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s non-fundamental investment objective, shareholders will be given 60 days’ advance notice.

If the Board decides to change Rational Equity Armor Fund’s policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities, shareholders of the Fund will be given 60 days’ advance notice. Rational Equity Armor Fund will consider the securities held by other investment companies in which the Fund invests when determining compliance with its policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

If the Board decides to change Rational/Pier 88 Convertible Securities Fund policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in convertible securities, shareholders of the Fund will be given 60 days’ advance notice. Rational/Pier 88 Convertible Securities Fund will consider the securities held by other investment companies in which the Fund invests when determining compliance with its policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities.

If the Board decides to change the Rational/RGN Hedged Equity Fund policy to maintain in its Equity Component (under normal conditions) a long equity exposure (including notional value of futures and options contracts) of 80% or more, shareholders of the Fund will be given 60 days’ advance notice. The Rational/RGN Hedged Equity Fund will consider the securities held by other investment companies in which the Fund invests when determining compliance with its policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equities.

Fund	Investment Objective
Rational Equity Armor Fund	The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.
Rational Tactical Return Fund	The Fund’s investment objective is to seek total return consisting of long-term capital appreciation and income.
Rational Dynamic Brands Fund	The Fund’s investment objective is to seek long-term capital appreciation.
Rational Strategic Allocation Fund	The Fund’s investment objective is to seek current income and moderate appreciation of capital.
Return Stacked® Balanced Allocation & Systematic Macro Fund	The Fund’s investment objective is to seek long-term capital appreciation.
Rational/Pier 88 Convertible Securities Fund	The Fund’s investment objective is to seek total return consisting of capital appreciation and income.
Rational Special Situations Income Fund	The Fund’s objective is to seek total return consisting of capital appreciation and income.
Rational/RGN Hedged Equity Fund	The Fund’s investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for each Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that a Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-800-253-0412 or visit the Funds’ website at www.rationalmf.com.

Rational Equity Armor Fund

The Fund seeks to achieve its investment objective by investing primarily in common stock of dividend paying companies included within the S&P 500 Index. The Fund may also invest in ETFs. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities. The Fund seeks to hedge the majority of its stock exposure by investing up to 20% of its assets in VIX Futures or other similar volatility-related futures and options contracts, and in cash and cash equivalents, including U.S. Treasury obligations, as a hedge against the common stock held in the Fund’s portfolio. The VIX Index is a measure of the stock market’s expectation of volatility implied by S&P 500 index options and is calculated and disseminated in real-time by the Cboe.

The Sub-Advisor uses a rules-based quantitative strategy to create a portfolio primarily composed of common stock of dividend paying companies (including REITs), that it believes offer the best return potential and low volatility under the current economic environment. Stocks are selected based on a proprietary model comprised of the following factors (i) domestic factors such as unemployment rate, corporate cash flow, housing starts, auto sales, and new durable goods; (ii) monetary factors; (iii) interest rates; (iv) various index levels including gold index, energy prices, consumer price index; and (v) international factors such as euro exchange rates, FTSE 100, Tokyo stock exchange, and agricultural exports. The goal of the strategy is to select those companies with prices that (i) are primarily driven by the economy rather than company-specific information; (ii) are neutral or suitable in the current economy; (iii) do not exhibit excessive reaction to economic changes; and (iv) have decreased in value in lesser amounts historically than the S&P 500 Index during periods of declines in the S&P 500 Index. The Fund may gain exposure to these companies through investment in ETFs if such exposure can be gained more efficiently by investing in ETFs instead of a basket of stocks. The Fund’s sector allocation typically will not exceed approximately three times the sector’s weight in the S&P 500 Index, and the Fund’s allocation to any sector shall not exceed approximately 50% of the Fund’s assets at the time of investing. The Fund’s sector allocation is assessed and rebalanced as needed. The Fund’s sector allocation process does not focus on any particular sectors.

The Fund invests in volatility futures contracts utilizing a proprietary strategy that seeks to correlate to EAVOL, known as the “the EAVOL Trading Strategy.” The EAVOL Trading Strategy is constructed pursuant to a rules-based volatility analysis that identifies investments that present the least potential for time decay (i.e., the decline in the value of a contract over the passage of time), while maintaining the highest correlation to near-term volatility futures price movement each day. The Fund primarily invests in VIX Futures or other similar volatility-related products and seeks to achieve high correlation to the return of the EAVOL Trading Strategy for this component of the Fund’s portfolio. Historically, volatility futures contracts tend to negatively correlate to equity price movement. Therefore, the EAVOL Trading Strategy may appreciate during times of downward equity prices or when implied volatility expectations of equities rise. Likewise, when equity prices appreciate or implied volatility expectations decline, the EAVOL Trading Strategy is likely to decline in value. Volatility analysis includes the study of price, momentum, future curves, as well as recurring price patterns. The components of the EAVOL Trading Strategy are adjusted daily. The Fund adjusts the weighting of the EAVOL Trading Strategy relative to its equity position daily as well. The EAVOL Trading Strategy relies primarily on volatility analyses to execute long and short trades in futures listed on the Chicago Futures Exchange. Volatility analysis includes the study of price, future curves, and other measures related and non-related to the Cboe VIX Index. The holdings of the EAVOL Trading Strategy consist solely of VIX Futures with an expiration date of less than 90 days. Volatility analysis is based on the theory that a study of the markets as a whole (rather than particular market sectors) provides a means of anticipating prices. Using the relationship between implied volatility levels indicated by the VIX Index along with future implied volatility levels indicated by VIX Futures, the index dictates rebalancing on a daily basis in order to adhere to long volatility correlation. The spot prices of the VIX Index relative to VIX Futures, along with the dollar amount of volatility exposure, is used to determine the specific exposure of the Fund to this element of the Fund’s strategy. Volatility analysis of the markets often includes a study of the actual daily, weekly and monthly price fluctuations as well as an algorithmic analysis of these items and other technical data.

The Sub-Advisor may also choose to trade securities related to the VIX Index, such as S&P 500 Index futures, options on S&P 500 Index futures, options on the S&P 500 Index and the VIX Index, as well as options on other equity indexes in order to achieve the volatility overlay to the Fund’s equity exposure, if the Sub-Advisor determines that these securities provide greater access to volatility and at such time, the total EAVOL Trading Strategy. The use of such S&P 500 Index futures and options thereon will typically be used in adverse market conditions where the VIX Index is above 30, which is roughly two times its historical average price.

The Fund’s volatility hedging strategy aims to minimize possible losses that are common in stock indexes so that investors might be able to ride-out market swings in pursuit of their long-term investment objectives. However, the volatility overlay has an associated cost. Given the negative correlation between equity price movements and the EAVOL Trading Strategy described above, the strategy may result in a reduction in the Fund’s return. The Fund’s strategy has no annualized target for the level of volatility it seeks to achieve under normal circumstances. There may be times that the Sub-Advisor determines not to implement the Fund’s volatility hedging strategy.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

In addition to the principal investment strategies discussed above, the Fund may invest in other investment companies, including affiliated funds advised by the Advisor.

Rational Tactical Return Fund

Under normal circumstances, the Fund invests primarily in long and short call and put options on futures contracts on SPX, and in cash and cash equivalents (including short term treasury securities and unaffiliated money market funds).

The Fund seeks to achieve its investment objective in three ways: (1) Premium Collection - the Fund collects premiums on options it sells; (2) Volatility Trading - the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in the SPX volatility; and (3) Trend Following - the Fund may increase or decrease the balance of puts and calls based on trending market direction; however, in general, the strategy does not depend on a forecast of equity market direction and is designed to produce returns that are not correlated with equity market returns.

The Fund’s risk management procedures aim to provide consistency of returns and to mitigate the extent of losses. However, the procedures may not be successful in doing so. Positions are entered on a continuous basis across different option exercise prices and expiration dates. The foundation of the Fund’s trading methodology is determined by both technical and fundamental analysis of SPX futures. Technical analysis focuses on the statistical analysis of price movements of the SPX and provides the framework for trade decisions. However, the Sub-Advisor also uses fundamental analysis of macroeconomic events, such Federal Reserve policy statements, disputes between countries, political upheaval, and other geopolitical events, to supplement the technical analysis for final trade execution. For example, if the technical indicators indicate a pending market decline, and the fundamental forecast confirms that near-term outlook, the Sub-Advisor will position the Fund’s portfolio to take advantage of a decline in the SPX. Conversely, if both technical and fundamental analysis point to a rising SPX, the Fund’s portfolio can be adjusted rapidly to attempt to capture that potential upside. In the event that the fundamental and technical analysis disagree, the Fund can take a more market neutral posture or stay out of the market. The Fund employs risk management procedures intended to adjust portfolio exposure as necessitated by changing market conditions, which may lead to higher transaction costs that may affect the Fund’s performance. In the event options on SPX futures are unavailable for investment, in order to gain similar market exposure, the Fund may instead invest a significant portion of its assets in VIX futures and options, and SPX cash options. The VIX is measure of the implied volatility of S&P 500 Index options.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Rational Dynamic Brands Fund

The Fund pursues its investment objective by investing primarily in the stocks of 25 to 50 companies with the most attractive and leading brands, from a fundamental and technical perspective, contained in the Index. The Index tracks the performance of 200 highly recognizable and relevant U.S. and foreign brands with a business to consumer and business to business focus. Companies with a business to consumer focus primarily operate to create and sell products and/or services to the consumer on a direct basis or through intermediaries. Companies with a business-to-business focus generally create and sell products and/or services to other businesses, which are typically used to aid these businesses in serving their clients. The Fund’s strategy is based on the premise that consumption drives the U.S. economy with roughly 70% of U.S. GDP derived from household consumption, and that brand loyalty, demographics, and incomes typically drive consumption habits.

Brands are assets owned by a corporation that often represent products & services to an end user. Companies sell products and services under a unique product name or “brand” that has built an emotional connection with customers over time and with large amounts of advertising dollars. The leading brands have embedded themselves in our daily lives and often inspire trust, loyalty and respect.

The Index measures the performance of 170 to 180 U.S. listed companies and 20 to 30 non-U.S. listed companies selected from 70 or more sub-industries that are deemed by the index provider’s rules-based methodology to have a large number of companies focused directly or indirectly on the consumer and consumer/business products and services. The number of non-US companies included in the Index will be determined at the investment committee’s discretion and based on the opportunities seen in non-US brands. The Index methodology is designed to track the leading companies by isolating those companies with the highest market cap, three-year total sales and three year sales growth. By virtue of being at the top of these rankings, a company is deemed a “leading” company in its consumer-focused industry or its business-to-business focused industry. A company is excluded from the index if (i) it does not rank high enough to be eligible for inclusion based on the methodology described above at the time of initial calculation or in subsequent years’ reconstitutions; or (ii) it is acquired by another company where such acquired company’s shares cease trading on an exchange. The Index equally weighted and is rebalanced and reconstituted annually in December. The Sub-Advisor is also the sponsor of the Index.

From the universe of securities in the Index, the Sub-Advisor selects the Fund’s portfolio based on its multi-step proprietary investment process. The Sub-Advisor uses fundamental and technical analysis to identify companies to include in the Fund’s portfolio. Fundamental analysis includes analyzing a company’s cash flow, sales, earnings per share, intangible assets, and similar statistics to identify companies that the Sub-Advisor believes have a competitive advantage over other companies. Technical analysis includes analyzing a company’s price movements over various time frames to identify the most attractive buy and sell levels, which helps identify the best time to buy or sell a particular security. The Fund may invest, directly or indirectly through investments in ETFs, in both U.S. and foreign companies included in the Index, including ADRs and companies domiciled in emerging markets. Although the Fund may invest in companies of any market capitalization, it expects the market capitalization of the companies held in its portfolio to be $2 billion and above at the time of purchase. From time to time, the Fund may also invest in ETFs to gain exposure to particular consumer-focused and business to business focused industries. In times of economic turmoil or unusually high equity valuations where equity risk is deemed high or other unfavorable conditions, the Fund may also invest in cash and cash equivalents, inverse equity ETFs and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, and the U.S. dollar. The Fund may invest across sectors, and at times might have individual positions that in the aggregate result in significant exposures to specific sectors, such as the consumer discretionary, consumer staples and financials sectors.

The process begins with the identification of the primary characteristics currently driving returns of S&P 500 companies. Examples of such characteristics include growth, value, size, momentum, strong balance sheet (ex., high assets over liabilities, high total assets over total debt, high cash on balance sheet, low debt to equity ratio), profitability and dividend yield (a financial ratio that indicates how much a company pays out in dividends each year relative to its share price). Multiple baskets of companies included in the Index are then created based on these characteristics. Along with company fundamentals, the Sub-Advisor takes into account interest rate movements and U.S. dollar movements when analyzing stock and sector allocations. The investment process identifies important growth themes, employs single and multi-factor screens to identify those companies with the strongest fundamentals, and analyzes various technical and risk factors to select the companies with the most attractive current price. The Sub-Advisor, based on its fundamental and technical analysis, determines the appropriate weighting of the companies within the Fund’s portfolio. Allocations of the portfolio’s equity assets to cash, cash equivalents and inverse equity ETFs, and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. Treasury securities, short-term bonds, and the U.S. Dollar, are based on its proprietary risk dashboard, which monitors current equity market technical indicators (important moving averages and crosses of those averages), macroeconomic fundamental indicators (valuations, GDP growth, inflation trends), as well as interest rate and U.S. dollar movements. The Fund’s allocation of its assets to cash, cash equivalents and protective ETFs may be significantly skewed towards cash and/or protective assets at times of high market stress.

The companies held by the Fund are sold when there is a change in fundamentals, the target price of the company is met, and/or the Sub-Advisor has identified better investment opportunities.

Rational Strategic Allocation Fund

The Fund seeks to achieve its investment objective by investing in a portfolio of Index Futures and in income and yield-oriented securities. The Index measures the performance of the 500 largest publicly traded companies in the United States. The Fund’s investments in Index Futures are designed to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund also seeks to achieve its investment objective by investing in a portfolio of income and yield-oriented mutual funds typically representing non-traditional income and yield-oriented asset classes (“Underlying Funds”) with the objective to: (1) provide current income; (2) provide additional return over the long term; and (3) support the goal of moderate capital appreciation by buffering the impact of downside equity market volatility. The Underlying Funds are also advised by the Advisor or an affiliate of the Advisor. Cash and cash equivalents held in the portfolio will serve as margin or collateral for the Fund’s futures investments.

Under normal market conditions, the Fund intends to invest in a portfolio of Underlying Funds, excluding cash and cash equivalents required for margin or collateral, while also maintaining notional exposure to the Index through its investments in futures contracts, which are intended to provide the Fund with economic exposure to U.S. equities in an amount up to the value of the Fund’s net assets. The term “notional exposure” refers to an investor’s exposure to the face value of an asset, whereas “economic exposure” refers to exposure to the market value of an asset. As a result, the Fund’s total investment exposure (direct investments in Underlying Funds plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. The Fund will maintain roughly 70% - 100% notional exposure to futures and roughly 70% - 100% notional exposure to underlying funds. The Fund could lose money on its investments in the Underlying Funds and through its exposure to the Index at the same time, potentially magnifying losses during periods of equity market sell-offs.

The Underlying Funds in which the Fund may invest typically focus on non-traditional income and yield-oriented investments, including asset classes such as agency and non-agency residential and commercial MBS (including hedged agency MBS and collateralized mortgage obligations); asset-backed securities (including CDOs and CLOs); corporate debt, convertible securities, and floating rate loans and other floating rate investments; REITs and other alternative strategies that generate yield. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, maturity, country of domicile (including emerging market countries), or type of securities or investments held by the Underlying Funds. Certain of the Underlying Funds may hold, without limit, debt securities of any credit quality, including below investment grade debt securities (also known as “junk” bonds).

The Advisor has broad discretion in the purchase of Underlying Funds for the Fund’s portfolio. The Advisor selects Underlying Funds based on a fundamental research process. The research process includes a top-down analysis of market conditions and investment category historical performance during various market conditions. It also includes a bottom-up analysis of each potential Underlying Fund for investment, including investment allocations; investment valuations and characteristics; positioning; historical performance during various market conditions; and the Fund’s portfolio manager’s outlook. The Advisor will tactically reallocate among Underlying Funds as often as needed to react to changing market conditions or to take advantage of opportunities.

Return Stacked® Balanced Allocation & Systematic Macro Fund

The Fund is an actively-managed mutual fund that seeks to achieve its investment objective by investing in two complementary strategies: a Balanced Allocation Strategy and a Systematic Macro Strategy. The Fund uses derivative contracts to “stack” the total return of holdings in the Fund’s Balanced Allocation Strategy together with the returns of the Fund’s Systematic Macro Strategy. Essentially, one dollar invested in the Fund provides approximately one dollar of exposure to the Fund’s Balanced Allocation Strategy and approximately one dollar of exposure to its Systematic Macro Strategy. Therefore, the returns of the Systematic Macro Strategy are effectively stacked on top of the returns of the Balanced Allocation Strategy.

Under normal circumstances, the Fund will target a 100% exposure to the Balanced Allocation Strategy and 100% exposure to the Systematic Macro Strategy. Each Strategy is described below. Notional value is the total underlying amount of a derivatives trade. Leverage allows an investor (like the Fund) to use a small amount of money to gain exposure to a larger (and potentially, a much larger) amount. So, notional value reflects the total value of a trade, not the cost (or market value) of taking the trade. Through the Fund’s use of futures in both its Balanced Allocation Strategy and Systematic Macro Strategy (described below), the Fund provides leveraged exposure to a combination of assets held in the Balanced Allocation Strategy (U.S. equity and U.S. fixed income) and the Systematic Macro Strategy (equities, fixed income, currencies, and commodities).Further, the Fund (and the Subsidiary) will hold U.S. Treasury bills and cash equivalents as collateral for the futures contracts as well as to generate income.

Balanced Allocation Strategy:

The Fund’s Balanced Allocation Strategy aims to provide exposure to a target mix of approximately 50% U.S. equities and 50% U.S. bonds (100% total) with the objective of long-term capital appreciation. To achieve this, the Fund will invest in a combination of U.S. common stock, U.S. treasury securities, exchange-traded funds (“ETFs”), and futures contracts. Newfound Research LLC serves as the investment sub-adviser to the Balanced Allocation Strategy.

U.S Equity Strategy:

The U.S. Equity Strategy seeks to capture the total return of large capitalization U.S. equity markets with the objective of long-term capital appreciation. The Fund will gain exposure to large capitalization U.S. equity markets through investment in broad-based U.S. large capitalization ETFs and/or U.S. equity index futures contracts. The Fund may also implement the U.S. Equity Strategy by investing directly in the common stock of U.S. large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations of $8 billion or greater.

U.S. Bond Strategy:

The U.S. Bond Strategy seeks to capture the total return of the broad, investment grade, U.S. fixed income market with the objective of long-term capital appreciation. To do so, the Fund will invest in ETFs that provide broad exposure to investment grade U.S. corporate and government bonds and/or U.S. Treasury futures contracts, and will invest in such ETFs without any constraints as to maturity. The Fund will also invest in futures contracts on U.S. Treasuries with maturities ranging from two to 30 years, with a target duration of two to eight years.

The Fund may also implement the U.S. Bond Strategy by investing directly in U.S. Treasury bills, notes, and bonds across the yield curve. The U.S. Treasury securities held by the Fund will have a target duration of two to eight years.

Systematic Macro Strategy:

The Fund provides exposure to major global asset classes, including equities, bonds, currencies, and commodities. To gain access to these asset classes, the Fund will invest in futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps), either by investing directly in the instruments or, indirectly, through its Subsidiary (as described below). Investments by the Fund may be made in domestic and foreign markets, including emerging markets.

The Futures Trading Advisor uses a proprietary methodology to create a portfolio of securities with exposures to a number of characteristics, including, but not limited to: total-return momentum, trends, seasonal patterns, carry measures, mean reversion and others, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across global asset classes.

●	Momentum: Momentum strategies seek to capitalize on the tendency of assets that have performed well recently to continue outperforming in the near term. By identifying investments with strong relative performance over a defined period, typically one year or less, these strategies aim to ride the wave of positive momentum. The approach involves buying assets that have shown recent strength and selling or avoiding those that have lagged behind. Common examples of momentum indicators include analyzing simple price movements to select stocks or incorporating both price and yield data when evaluating bonds.

●	Trend: Trend strategies aim to benefit from sustained price movements by identifying and following established upward or downward trends in the market. Using a systematic, data-driven approach, the Futures Trading Advisor seeks to capture opportunities across various asset classes, including equities, bonds, currencies, and commodities. Positions may be taken in the direction of the prevailing trend, whether long or short, depending on the analysis of trend strength and persistence. An example of trend analysis is using recent intermediate-term price data, such as movements over a three- to six-month period, to determine the positioning of an equity index.

●	Seasonal: Seasonal strategies seek to capitalize on patterns of performance that tend to recur at specific times of the year. These strategies are based on the observation that certain asset classes, sectors, or markets exhibit predictable trends tied to calendar events, such as quarter-end rebalancing, holiday-driven consumer demand, or tax considerations. The Futures Trading Advisor employs a systematic approach to identify and exploit these recurring patterns, taking long positions in assets expected to benefit from seasonal trends while shorting (i.e., entering into a derivatives contract that profits from a decline in the price of the underlying asset) those likely to experience seasonal underperformance. Examples of seasonal measures include historical price patterns around earnings seasons for equities or harvest cycles for commodities.

●	Carry: Carry refers to the return an asset is expected to generate if its price and market conditions remain unchanged, typically driven by factors like interest rates or dividends. Carry strategies focus on capturing these returns by favoring assets with higher carry over those with lower carry. The strategy involves taking long positions in assets that offer higher carry, such as bonds or currencies with attractive interest rate differentials, while shorting assets with lower carry. By systematically targeting the difference in carry between assets, this approach seeks to capitalize on the tendency for higher-carry assets to outperform over time. An example of carry measures are the interest rate differential between two currencies or the yield spread between bonds.

●	Mean Reversion: Mean reversion strategies rely on the tendency of asset prices to revert to their historical averages or long-term trend levels after periods of extreme performance. These strategies assume that assets experiencing large deviations from their historical norms will eventually correct, presenting opportunities to profit from the reversal. The strategy will seek to buy assets that have recently underperformed relative to their historical averages, with the expectation that they will rebound, and sell those that have outperformed and are likely to regress. Examples of mean reversion measures include statistical indicators such as moving averages and price-to-earnings ratios for equities, or interest rate spreads for bonds.

The Fund will take long or short positions in asset classes, such as equity index and fixed income asset classes, commodities, currencies and volatility indexes. Fund holdings and weights are regularly adjusted in response to material changes in world markets.

The Futures Trading Advisor will utilize its proprietary investment models to determine asset allocations based on multi-factor quantitative market information and account for the opportunity to reduce portfolio volatility through diversification. However, the long-term expected volatility of the Fund, in totality, will be greater than the volatility of either the Balanced Allocation Strategy or the Systematic Macro Strategy measured in isolation. The investment models analyze these factors over a broad time spectrum, which may range from several days to multiple years. The Futures Trading Advisor analyzes a number of additional factors in determining how the asset classes are allocated in the portfolio, including, but not limited to: intermediate term (1-18 months) profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, exchange regulations, and depth of market. The allocations are reviewed daily, although changes may occur less frequently.

Under normal circumstances, the Fund’s aggregate notional exposure to the Systematic Macro Strategy will be approximately 100% of the Fund’s net assets, creating overlay exposure through leverage to a globally diversified portfolio of futures contracts. For example, if the Fund has $100 in assets, the Fund expects to achieve $100 of exposure to the Balanced Allocation Strategy and $100 of exposure to the Systematic Macro Strategy from the leverage created by the futures contracts. This is akin to investing $100 in a combination of U.S. Equity and/or U.S. Fixed Income securities or ETFs, borrowing $100, and putting the borrowed $100 in a systematic macro fund. The Fund’s use of leverage, represented by the borrowed $100 in the example, could amplify the effects of market volatility on Fund performance when compared to investing directly in the same portfolio.

The Fund expects to invest up to approximately 50% of its net assets in U.S. Treasury bills, money market funds, cash, and cash equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser or Futures Trading Adviser determines), that provide liquidity, serve as margin or collateralize the Fund’s investments in derivative contracts for the Systematic Marco Strategy. Combined with the Balanced Allocation Strategy, this investment may invest up to 100% of the Fund’s net assets in U.S. Treasury bills, money market funds, cash, and cash equivalents.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodity futures contracts and other derivative contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from the Fund’s investment in a wholly owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. However, the IRS has revoked the portion of any rulings that required a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Treasury regulations treat “Subpart F” income as satisfying the 90% income requirement even if a foreign corporation, such as the Subsidiary, does not make a distribution of such income (deemed inclusions). The Fund and Subsidiary reserve the right to rely on such deemed inclusions. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered investment advisers to the Fund under the 1940 Act. The Fund’s Advisor, Sub-Advisor, and Futures Trading Advisor are also the Advisor, Sub-Advisor, and Futures Trading Advisor of the Subsidiary.

Rational/Pier 88 Convertible Securities Fund

Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. A convertible security is a bond, preferred stock or other securities that may be converted into a prescribed amount of common stock at a pre-stated price. Convertible securities may include corporate bonds, debentures, notes, or warrants. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on a fixed income aspect of the convertible security to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

The Fund will generally invest primarily in investment-grade instruments. The Fund may also invest opportunistically in non-rated securities that are considered by the Fund’s portfolio managers to be equivalent to investment-grade securities, which at times may represent a significant share of the Fund’s overall portfolio. The Fund may invest in U.S. companies of any market capitalization without limit; however, the Fund expects to invest primarily in large capitalization companies. The Fund may invest across sectors, and at times might have individual positions that in the aggregate result in significant exposures to specific sectors, such as the information technology sector. While there are no restrictions on maturity, under normal market conditions the Fund’s portfolio is generally expected to have a dollar-weighted average maturity of less than five years. The Fund may invest in securities of any duration (i.e., the sensitivity of a fixed income security’s price to interest rate changes) without limit.

The Sub-Advisor will structure the Fund’s portfolio based on its macroeconomic views and will seek to take advantage of perceived secular (longer term) and cyclical themes across all industry sectors. The Sub-Advisor approaches investment decisions primarily from an equity analysis perspective given that historically equity sensitivity has been the primary driver of returns of the convertible securities asset class. The Sub-Advisor establishes a view on the intrinsic value of a company and then examines the overall capital structure of that company to identify potential mis-pricings. The selection process focuses on individual securities as part of a broader secular or cyclical theme, where the Sub-Advisor believes that the risk-adjusted probability of upside appreciation outweighs potential downside. The Sub-Advisor will value securities using a fundamental top-down research approach, which will include scenario analysis to identify potential pricing inefficiencies as well as various risk management techniques to enhance overall portfolio construction. Investment grade convertible securities offer both yield and capital appreciation attributes. The Sub-Advisor identifies companies with attractive yield and income attributes in addition to potential growth opportunities. Moreover, from a capital appreciation perspective, the Sub-Advisor seeks to identify strategic companies and disruptive innovators, primarily in the smaller and mid-cap growth space, that are growing rapidly or taking share and are deemed strategic to larger industry players. The Sub-Advisor seeks to build the Fund’s portfolio through exposure to companies across industry sectors and will target yields competitive with the overall convertible bond asset class.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Rational Special Situations Income Fund

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency residential and commercial mortgage-backed securities, with a focus on non-agency residential mortgage-backed securities. Non-agency residential mortgage-backed securities are collateralized by pools of residential mortgages which are not insured by government sponsored enterprises (“GSEs”) or government agencies, including the FNMA, FHLMC and GNMA. Many of the mortgages underlying non-agency mortgage-backed securities are non-conforming (not eligible for GSE or agency purchase) for a variety of reasons, including loan size above GSE limits, incomplete documentation of assets or income, excessive borrower debt-to-income ratio (as defined by the GSEs), or unusual loan terms for which GSEs have not established programs. The Fund’s non-agency mortgage-backed securities investments have a wide variety of payment characteristics and preferences, and can have fixed or floating interest rates. The Fund may also invest in CDOs, CLOs and other asset-backed securities, including those backed by credit card receivables, auto loans, aircraft leases and student loans. The Sub-Advisor will allocate the Fund’s investments to asset classes that it views as offering the best values in the marketplace on a relative (risk-adjusted) basis at that time.

The Sub-Advisor seeks to identify, through its own proprietary research and analysis, investments that it believes are undervalued and/or have the potential to achieve an above-market yield over the longer term. The investment strategy also seeks to identify “special situations” within fixed income markets, particularly the market for non-agency mortgage-backed securities, where the Fund will make opportunistic investments in securities that may be mispriced due to structural or market driven factors. In this regard, the Sub-Advisor seeks to identify complexities, inefficiencies or flaws in the underlying legal and technical structures of certain debt issuances that the Sub-Advisor believes may have gone unnoticed by, or that are being misunderstood by, other market participants, such that the market is undervaluing the expected return. These opportunities that the Sub-Advisor seeks to identify may come in the form of flaws of logic or interpretation in a debt security’s pooling and servicing agreements or bond indentures. The Sub-Advisor seeks to identify and then exploit these opportunities while seeking to limit downside exposure. The Sub-Advisor will seek to remedy issues it has identified in the security through activist strategies, including, in cases where the investment’s cash flows are not being directed properly: (i) bringing the technical issue to the attention of indenture trustees or servicers; (ii) negotiating with the applicable parties to compensate the Fund for the issue; or (iii) through litigation or the threat of litigation. Once a potential special situation investment is identified, the Sub-Advisor estimates various factors, including the investment’s anticipated baseline return, potential upside, probability of upside scenario, and investment horizon. Based on this analysis and the market opportunity in terms of outstanding issue size and ability to source the security, the Fund’s investment will be sized based on the Sub-Advisor’s discretion.

The implementation of the Sub-Advisor’s “special situations” activist strategies will from time to time cause the Fund to incur special litigation expenses, and the success of the strategies, including recovery of such expenses through the receipt of settlement or judgment amounts, may not occur or may involve longer time frames than originally expected. Investors that redeem shares of the Fund prior to the Fund’s realization of desired investment returns or recovery of litigation expenses may not experience the full intended benefit of the activist strategy and may not experience the same investment returns as investors that did not redeem their shares.

The Fund does not limit its investments to a particular credit quality and may invest without limitation in debt securities rated below investment grade (commonly referred to as “junk” bonds). Below investment grade securities include those rated, at the time of purchase, below Baa3 by Moody’s Investor Services or equivalently by another NRSRO, as well as non-rated securities determined by the Sub-Advisor to be of comparable quality. The securities underlying the mortgage- and asset-backed securities in which the Fund invests may include distressed debt securities (i.e., underlying loans and assets that are in default or likely to default). An NRSRO will consider the underlying loans or assets collateralizing a mortgage- or asset-backed security when determining the credit rating of such security. The Sub-Advisor will also consider the security’s credit rating when evaluating the security for investment by the Fund.

In managing the Fund’s investments, the Sub-Advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 30 years and a weighted average effective duration that ranges between -9 and 9 years. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Certain mortgage-related securities in which the Fund may invest, such as interest-only securities and related derivatives, have “negative duration.” This means that the value of these instruments normally increases as interest rates increase, unlike most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and allows the portfolio to realize positive cash flows on the hedge as a result of interest received with respect to that security.

The Fund may also invest in U.S. Treasury and agency securities, structured notes, and OTC and exchange-traded derivative instruments. The Fund will use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and call and put options on interest rate futures. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class representative of the default risks faced by the Fund, and credit spread options.

Swap agreements, such as interest rate, total return and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, SOFR, prime, commercial paper, or other benchmarks).

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments.

A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency or an interest-rate bearing asset, at a specified price at a specified later date that trade on an exchange.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

A credit spread option is an alternative option writing strategy which involves selling or “writing” an option and also purchasing another option on the same underlying security. The option that is written is sold at a higher price than the cost of the option that is purchased, thereby creating a credit. Unlike writing uncovered options, where the potential for unlimited loss exists, the maximum loss is limited to the amount of the difference between the strike prices of the two options in the spread. Any loss would be further reduced by the amount of the credit received, less commissions and fees.

The Fund concentrates its investments in the mortgage-backed securities industry, which includes agency and non-agency mortgage-backed securities.

Distribution Policy and Goals:

The Fund’s distribution policy is to make monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly, as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in its shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any excess will be treated as gain from the sale of shares. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the capital gain (or reduce capital loss), if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Rational/RGN Hedged Equity Fund

The Fund aims to provide a higher return, lower-risk alternative with minimal tracking error to a long-only S&P 500 Index.

The Fund aims to achieve its investment objective by combining two complementary investment strategies:

●	A long-only equity portfolio designed to approximate the performance of the S&P 500 Index (the “Equity Component”), and

●	An overlay component (the “Overlay Component”) designed to reduce risk and enhance return that makes investments in futures, forwards, options contracts and foreign currency via Foreign Exchange (“FX”).

The Equity Component: Under normal circumstances, the Fund invests at least 80% of its net assets in the “Equity Component.” For purposes of this 80% policy, the term “net assets” means the Fund’s net assets, plus the amount of borrowings for investment purposes. The Fund presently does not intend to borrow for investment purposes (i.e., to use leverage).

The Fund endeavors to maintain the majority of its equity exposure through the use of exchange-traded Funds (“ETFs”) and/or common stocks. The Fund may choose to obtain the remainder of its equity exposure through the use of futures and options contracts. The Fund’s Equity Component investments are made on a relatively passive and long-only basis.

If investing directly in common stocks, the Sub-Advisor will use a near replication methodology, meaning it seeks to invest in most or all of the companies comprising the Index in near proportion to the weightings in the S&P 500 Index.

The S&P 500 Index is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

The Overlay Component: The remaining assets of the Fund are invested in the “Overlay Component,” either directly or via an investment in one or more wholly-owned Subsidiaries (as described below) in which up to a total of 25% of the Fund’s total assets may be invested. The Fund and its Subsidiaries may also hold assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

The Overlay Component aims to enhance the Fund’s return and to protect the downside risk of the Equity Component’s equity exposure to the S&P 500 Index by:

●	providing risk reduction during declining periods for equities;

●	achieving profits during volatile directionless periods for equities; and

●	enhancing returns during rising periods for equities.

To accomplish this, the Overlay Component makes long and short investments in various domestic and international instruments (the “Instruments”) using a proprietary, quantitative investment strategy. These Instruments include Foreign Exchange (FX) currency and forward contracts, exchange-traded commodity and financial futures contracts in domestic and foreign markets, exchange-traded option contracts in domestic and foreign markets, individual common stocks, ETFs, liquid Sovereign Debt instruments, and liquid interest-rate swaps.

The Sub-Advisor invests the Overlay Component assets using a systematic tactical investment strategy combining “mean-reversion,” “short-term momentum,” and “trend-following.” “Mean-reversion” trading refers to investments made in the opposite direction to a recent market move, in anticipation that the market will return to its original price level. “Short-term momentum” trading refers to investments made in the same direction as a recent market move, with the expectation that the market move will continue in the same direction for a relatively short period of time (hours to days), after which the trade will be exited.

“Trend-following” refers to a similar type of momentum-based trading where trades are made anticipating that the price move will continue in the same direction for a few hours to a few days. However, “Trend-following” trades typically last longer than “short-term momentum” trades, and often capture market moves lasting weeks or longer in duration.

Investments are generally automatically selected and implemented using a combination of numerous quantitative trading rules that have been developed by the Sub-Advisor over its history of operation since 1993. The Sub-Advisor engages in an extensive research effort to evaluate and enhance its quantitative trading strategy, and often adds, modifies, and improves its trading rules, techniques, algorithms, calculations, execution strategies, and other aspects of its operation.

These rules identify repeating patterns of non-random market behavior using a proprietary software platform and a decades-long database of intraday futures, equity and commodity price data, as well as other data. Under normal circumstances, most investments will typically be held for a period of a few hours to 1-2 weeks, rather than months to quarters at a time as is often the case in approaches such as long-term trend-following.

The Fund’s position sizes, its risk levels, and maximum and minimum exposure levels are determined based on factors such as liquidity, volatility, covariance, the historical tendency of the portfolio to rise or fall depending on the movement of stocks, interest rates, and other major markets, macroeconomic factors, and historical and potential price behavior.

While the Sub-Advisor’s strategy is primarily systematic, the Sub-Advisor may on certain occasions employ human discretionary methods for trading and risk management, particularly during unusual market periods. These discretionary decisions, when they do occur, often involve taking steps to reduce the risk of the strategy.

Because of the Fund’s active trading strategy, its higher trading volume may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodity future contracts and other derivative contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. However, the IRS has revoked the portion of any rulings that required a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Treasury regulations treat “Subpart F” income as satisfying the 90% income requirement even if a foreign corporation, such as the Subsidiary, does not make a distribution of such income (deemed inclusions). The Fund and Subsidiary reserve the right to rely on such deemed inclusions. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered investment advisers to the Fund under the 1940 Act. The Fund’s Advisor and Sub-Advisor are also the Advisor and Sub-Advisor of the Subsidiary.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with the Funds’ principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Funds also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

NON-PRINCIPAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds.

Rational Equity Armor Fund will consider the securities held by other investment companies in which the Fund invests when determining compliance with its policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

Rational/Pier 88 Convertible Securities Fund will consider the securities held by other investment companies in which the Fund invests when determining compliance with its policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following chart summarizes the principal risks and non-principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal and non-principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable: —

	Rational Equity Armor Fund	Rational Tactical Return Fund	Rational Dynamic Brands Fund	Rational Strategic Allocation Fund	Return Stacked® Balanced Allocation & Systematic Macro Fund	Rational/ Pier 88 Convertible Securities Fund	Rational Special Situations Income Fund	Rational/ RGN Hedged Equity Fund
Activist Strategies Risk	—	—	—	—	—	—	●	○
ADR Risk	○	○	●	●	○	○	○	○
Advisor’s Potential Conflict Risk	○	○	○	●	○	—	○	○
Affiliated Investment Company Risk	○	○	○	○	○	○	○	○
Allocation Risk	○	○	○	●	○	—	○	●
Asset-Backed Securities Risk	○	○	○	●	○	○	●	○
Actively Managed Fund Risk	—	—	—	●	—	—	—	—
Bank Loans Risk	○	○	○	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	○	○	○	○
Business Development Companies (“BDC”) Risk	—	—	—	●	—	○	○	○
Call Risk	○	○	○	●	○	●	○	○
Call Options Risk	—	—	—	—	—	○	○	○
Capacity Risk	○	○	○	○	○	○	○	○
Cash or Cash Equivalents Risk	●	●	●	●	●	○	○	●
CDOs and CLOs Risk	○	○	○	●	○	○	●	○
Changing Fixed Income Market Conditions Risk	○	○	○	●	○	○	○	○
Class/Sector/ Region/ Focus Risk	●	○	○	○	○	—	○	○
Collateralized Bond Obligation Risk	○	○	○	○	○	○	○	○
Commodities-Related Investment Risk	○	○	○	○	—	—	○	—
Commodity Risk	○	○	○	●	●	○	○	●
Commodity Tax Risk	—	—	—	○	●	—	—	●

	Rational Equity Armor Fund	Rational Tactical Return Fund	Rational Dynamic Brands Fund	Rational Strategic Allocation Fund	Return Stacked® Balanced Allocation & Systematic Macro Fund	Rational/ Pier 88 Convertible Securities Fund	Rational Special Situations Income Fund	Rational/ RGN Hedged Equity Fund
Concentration Risk	○	○	○	○	○	○	●	—
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○	○	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○	○	○	○
Consumer Discretionary Sector Risk	○	○	●	○	○	○	○	○
Consumer Staples Sector Risk	○	○	●	○	○	○	○	○
Convertible Securities Risk	○	○	○	●	○	●	○	○
Correlation Risk	●	○	○	●	●	○	○	●
Counterparty Risk	●	●	○	●	●	●	●	●
Credit Default Swap Risk	○	○	○	○	○	○	●	○
Credit Risk	○	○	●	●	○	●	●	○
Credit Spread Options Risk	—	—	—	—	—	○	●	○
Currency Risk	○	○	○	●	●	○	○	●
Cybersecurity Risk	○	○	○	○	○	○	○	○
Derivatives Risk	●	●	○	●	●	○	●	●
Digital Assets Futures Contracts Risk	○	○	○	○	○	○	○	○
Distribution Policy Risk	—	—	—	—	—	—	●	○
Dividend Yield Risk	●	○	○	○	○	○	○	○
Duration Risk	○	○	○	●	○	○	○	○
Emerging Market Risk	○	○	●	●	●	○	○	○
Energy and Infrastructure Industry Risk	—	—	—	—	—	○	○	○
Energy Sector Risk	○	○	○	○	○	○	○	○
Equity Security Risk	●	○	●	●	●	●	○	●
ETF Risk	●	○	●	○	○	○	○	●
ETNs Risk	○	○	○	○	○	○	○	○
Extension Risk	○	○	○	●	○	○	●	○
Financials Sector Risk	○	○	●	○	○	○	●	○

	Rational Equity Armor Fund	Rational Tactical Return Fund	Rational Dynamic Brands Fund	Rational Strategic Allocation Fund	Return Stacked® Balanced Allocation & Systematic Macro Fund	Rational/ Pier 88 Convertible Securities Fund	Rational Special Situations Income Fund	Rational/ RGN Hedged Equity Fund
Fixed Income Risk	○	○	●	●	●	●	●	●
Floating Rate Loans Risk	○	○	○	●	○	○	○	○
Foreign Exchanges Risk	○	○	○	●	●	○	○	●
Foreign Investment Risk	○	○	●	●	●	○	○	●
Foreign Currency Forward Contrack Risk	○	○	○	○	●	○	○	●
Forwards Risk	○	○	○	●	●	○	○	●
Futures Risk	●	●	○	●	●	○	●	●
Geographic Concentration Risk	○	○	○	●	○	○	○	○
Growth Stock Risk	○	○	○	○	○	○	○	○
Healthcare Sector Risk	○	○	○	○	○	●	○	○
Hedging Risk	●	●	○	○	○	○	○	○
Income Risk	○	○	○	●	○	●	●	○
Index Risk	○	●	○	○	●	—	○	●
Industrials Sector Risk	—	—	—	—	—	○	○	—
Inflation-Indexed Bond Risk	○	○	○	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	○	○	○	○	○
Information Technology Sector Risk	○	○	○	○	○	●	○	○
Interest Rate Risk	○	○	○	●	○	●	●	●
Inverse ETF and ETN Risk	○	○	●	○	○	○	○	○
IPO Risk	○	○	○	○	○	—	○	○
Investment Style Risk	○	○	○	○	○	○	○	○
Issuer-Specific Risk	○	○	○	○	○	○	○	○
Junk Bond Risk	○	○	○	●	○	○	●	○
Large Capitalization Stock Risk	●	○	●	●	○	●	○	●
Leverage Risk	●	●	○	●	●	○	●	●
Leveraged ETF Risk	○	○	○	○	○	○	○	○

	Rational Equity Armor Fund	Rational Tactical Return Fund	Rational Dynamic Brands Fund	Rational Strategic Allocation Fund	Return Stacked® Balanced Allocation & Systematic Macro Fund	Rational/ Pier 88 Convertible Securities Fund	Rational Special Situations Income Fund	Rational/ RGN Hedged Equity Fund
Limited History of Operations Risk	—	—	—	—	—	—	—	●
Liquidity Risk	○	●	○	●	○	○	●	○
Litigation Risk	○	○	○	○	○	○	○	○
Loan Risk	○	○	○	○	○	○	○	○
Lower Quality Debt Risk	○	○	○	●	○	○	○	—
Machinery and Electrical Equipment Industry Risk	○	○	○	○	○	○	○	○
Managed Volatility Risk	●	○	○	○	○	—	○	●
Management Risk	●	●	●	●	●	●	●	●
Market Capitalization Risk	○	○	○	○	○	—	○	○
Market Risk	●	●	●	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	○	—	○	○
Medium (Mid) Capitalization Stock Risk	○	○	●	●	○	●	○	○
Micro Capitalization Risk	○	○	○	○	○	○	○	○
MLP and MLP-Related Securities Risk	○	○	○	●	○	○	○	○
MLP Tax Risk	○	○	○	○	○	—	○	○
Model and Data Risk	●	○	○	●	●	—	○	●
Mortgage-Backed Securities Risk	○	○	○	●	○	○	●	○
Municipal Bond Risk	○	○	○	○	○	○	○	○
Non-Diversification Risk	—	—	—	—	—	●	—	●
Options Market Risk	●	●	○	●	○	○	●	●
Options Risk	●	●	○	●	○	○	●	●
OTC Trading Risk	○	○	○	○	○	○	●	○
Preferred Stock Risk	○	○	○	●	○	●	○	○
Prepayment Risk	○	○	○	●	○	●	●	○

	Rational Equity Armor Fund	Rational Tactical Return Fund	Rational Dynamic Brands Fund	Rational Strategic Allocation Fund	Return Stacked® Balanced Allocation & Systematic Macro Fund	Rational/ Pier 88 Convertible Securities Fund	Rational Special Situations Income Fund	Rational/ RGN Hedged Equity Fund
Real Estate and REIT Risk	●	○	○	●	○	○	●	○
Regulatory Risk	●	●	○	●	●	○	○	●
Repurchase and Reverse Repurchase Agreement Risk	○	○	○	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○	○	○
Risk Management Risk	○	○	○	○	○	○	○	○
Sector/Asset Class Risk	—	—	—	—	—	—	—	●
Sector Risk	○	○	●	○	○	●	○	○
Security Risk	○	○	○	●	●	●	●	●
Segregation Risk	—	—	—	—	—	—	—	○
Short Position Risk	●	○	○	○	●	○	○	●
Small Capitalization Stock Risk	○	○	●	●	○	●	○	○
Sovereign Debt Risk	○	○	○	○	○	○	○	●
Structured Note Risk	○	○	○	●	○	○	●	○
Swaps Risk	○	○	○	●	○	○	●	●
Tax Risk	—	—	—	●	●	—	—	—
Total Return Swap Risk	○	○	○	○	○	○	●	○
Target Volatility Strategy Risk	○	○	○	○	●	—	○	—
Turnover Risk	●	●	●	—	●	●	○	●
Underlying Fund Risk	○	●	●	●	○	○	○	●
U.S. Agency Securities Risk	○	●	●	●	●	○	●	●
Utilities Sector Risk	○	○	○	○	○	○	○	○
Value Investing Risk	○	○	○	○	○	—	○	○
Volatility Risk	●	●	●	●	●	●	●	●
Wholly Owned Subsidiary Risk	—	—	—	●	●	—	○	●
Written Call Option Risk	○	○	○	○	○	○	○	○

Actively Managed Fund Risk. An Underlying Fund may be actively managed and not seek to replicate the performance of its benchmark. As a result, the Underlying Fund’s performance will vary intentionally and perhaps significantly from that of its benchmark.

Activist Strategies Risk. As part of the Fund’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities. In addition, realization of desired investment returns, or recovery of related expenses may involve longer time frames than originally expected, so investors who redeem shares may bear such expenses without experiencing the desired investment returns.

Advisor’s Potential Conflict Risk. Because the Advisor or an affiliate is primarily responsible for managing both the Fund and the Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds. The Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

American Depositary Receipts (“ADRs”) Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid. Because ADRs are denominated in US dollars, they are also subject to currency risk, as movements in the exchange rate of the local currency of the foreign issuer versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its local market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure.

Affiliated Investment Company Risk. The Funds invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating each Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Allocation Risk. Allocation risk refers to the risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed Securities Risk. Asset-backed securities may be subject to prepayment risk. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money and causing the price of the asset-backed securities, and the Fund’s net asset value per share, to fall. Asset-backed securities are also subject to extension risk. The prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The value of asset-backed securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. The Advisor’s or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Asset-backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. World events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, trade policy, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid, and it may not be possible to redeem shares without paying a substantial penalty or at all. Publicly traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest, and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected, and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults, and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by a Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if a Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are also subject to additional risks, including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. The historically low interest rate environment observed over the past couple years was created in part by actions taken by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to keep the federal funds rate at a low level, including expanding the scope of its repurchase agreement operations and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. In recent years, the Federal Reserve has “tapered” its quantitative easing programs and, in 2022, began implementing increases to the federal funds rate. The future direction of interest rates is uncertain at this time. Further rate increases are expected. As interest rates rise, there is risk that rates across the financial system also may rise. Changes in government intervention may have adverse effects on the Fund’s investments, volatility, and illiquidity in debt markets. Interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Class/Sector/Region Focus Risk. If a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector, or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business, and political developments affecting the class, sector or region may have a greater effect on the Fund.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches carry greater risk and pay higher interest rates.

Commodities-Related Investment Risk. Neither the Advisor nor the Funds anticipate being subject to registration or regulation by the CFTC as a commodity pool, commodity pool operator (“CPO”) (except with respect to Rational Equity Armor Fund, Rational Tactical Return Fund, Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational Strategic Allocation Fund, and Rational/RGN Hedged Equity Fund) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Funds’ commodities-related investments. However, should the Advisor or the Funds be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Funds would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Commodity Risk. A Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or commodity-linked notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Commodity Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund intends to invest in commodity-linked derivatives indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked derivatives or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically, any gains/losses from trading in Section 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder’s tax Forms 1099 as such.

Concentration Risk. A Fund that concentrates its investments in a sector, industry or group of industries is more vulnerable to adverse market, economic, regulatory, political, or other developments affecting such sector, industry or group of industries than a Fund that invests its assets more broadly.

Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisors, and other individuals associated with the Advisor and Sub-Advisors may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

●	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

●	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Advisor’s, Sub-Advisors, or Funds’ respective codes of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Convertible Securities Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks, especially when their conversion value is greater than the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Correlation Risk. There is no guarantee that the Fund’s Overlay Component’s historical relationship and correlation to equity direction or volatility will continue. As a result, there is no guarantee that the Fund will achieve lower volatility than the S&P 500 Index and/or better performance than the S&P 500 Index as a result of its Overlay Component. Correlation and covariance are factors that impact the Fund’s calculation of risk. There is also no guarantee that these factors will accurately predict future risk. Just as past performance is not necessarily indicative of future performance, past correlation is not necessarily indicative of future correlation.

Counterparty Risk. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Funds may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations, and therefore delays or impairs the Fund’s ability to recover its deposits with, or any payments from, such counterparty.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. In addition, the credit quality of fixed income securities held by a Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations. A Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk bonds.” Credit risk may be substantial for a Fund.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Cybersecurity Risk. The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the Advisor, a Sub-Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing, and amount of the Fund’s taxable income or gains and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates, inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including:

Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration, and exposure risks.

Credit Spread Options Risk. The Fund’s credit spread options positions expose the Fund to leverage risk because a small investment may produce large changes in Fund value. Additionally, the Fund’s credit spread options positions expose the Fund to losses limited by the spread’s price differential, which is the difference between the strike prices less the net credits from writing a call (put) option while buying a call (put) option at a higher (lower) strike price.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations and therefore delays or impairs the Fund’s ability to recover its deposits with, or any payments from, such counterparty.

Foreign Currency Forward Contract Risk. Foreign currency forward contracts are a type of derivative contract whereby a Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded, so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund’s investment or hedging strategies may not achieve their objective.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Risk. A Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes a Fund to the risks associated with derivative instruments described above. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a fund. This risk could cause a fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading be for liquidation of open positions only.

Hedging Risk. Hedging is a strategy in which a Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances.

The dysfunction and manipulation of volatility and options markets may make it difficult for a Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of a Fund’s portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of a Fund’s portfolio securities. As the buyer of a call option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, a Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, a Fund will lose money if the value of the underlying reference instrument rises above the strike price. A Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Swaps Risk. A Fund may use swaps to enhance returns and manage risk. A Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Total Return Swap Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risk (if the counterparty fails to meet its obligations) and liquidity risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Written Call Option Risk. Selling covered call or stock index options will limit a Fund’s gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund’s portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Digital Assets Futures Contracts Risk. The Fund is indirectly exposed to risks of investing in digital assets through its investments in digital asset futures contracts, such as Bitcoin and/or Ether. In addition to the risks of futures contracts generally, the markets for digital asset futures contracts have additional unique risks. The markets for digital asset futures contracts may be less developed, less liquid and more volatile than more established futures markets. Digital assets such as Bitcoin and Ether are technological innovations with a limited history and, while the markets for the Bitcoin and Ether futures contracts have grown substantially since they commenced trading, there can be no assurance that this volume and growth will continue.

Digital asset futures contracts may be subject to larger collateral requirements and have exposure limits imposed by brokers and exchanges. These limits may impact the Fund’s ability to achieve its desired exposure. As with other futures markets, during periods of high volatility or illiquidity, it may be difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors that influences the liquidity of the market for digital assets futures may cause the market to become illiquid, for short or long periods. In such markets, the Fund’s Subsidiary may not be able to buy and sell digital asset futures contracts quickly (or at all) or at the desired price. Such market illiquidity may cause losses for the Fund.

The price of digital asset futures contracts is based on the expected price of the respective digital asset on certain digital asset exchanges on the expiration date of the digital asset futures contracts. Digital asset futures prices reflect the price of the respective digital asset on certain digital asset exchanges only, and not cash markets. The liquidity of markets for digital asset futures depends on, among other things: the supply and demand for the digital asset; the adoption of the digital asset for commercial uses; the anticipated increase of investments in and investment products related to the digital asset by retail and institutional investors; speculative interest in the digital asset, futures on the digital asset and investment products related to the digital asset; regulatory or other restrictions on investors’ ability to invest in digital asset futures; and the potential ability to hedge against the price of digital asset with the related digital asset futures (and vice versa).

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each quarterly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. In a low interest rate environment where there is potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. Duration should not be confused with maturity. The maturity of a fixed income security is a measure of the amount of time left until the security “matures” or repays its face value. In contrast, duration measures the price sensitivity of a fixed income security to changes in interest rates rather than the amount of time remaining to maturity. Longer duration tends to result in greater volatility and a greater sensitivity to interest rate changes. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Market Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging markets countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may also have higher rates of inflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional, and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Further, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited, which can impede the Fund’s ability to evaluate such companies. In addition, certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities, which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The potentially smaller size of emerging markets countries’ securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Energy and Infrastructure Industry Risk. Companies in the energy and infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. Energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Security Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, trade and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETNs Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund and thereby delays or impairs the Fund’s ability to recover its deposits with such counterparty. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Fixed Income Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default) and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the base rate on which interest is calculated for such loans (a “base rate floor”). So long as the base rate for a loan remains under the base rate floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Advisor or Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Exchanges Risk. A portion of the derivatives trades made by a Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. To the extent a Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect a Fund than they would a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the Advisor’s or Sub-Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries. Additionally, foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. Because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for a Fund to make intended purchases and sales of securities in foreign countries.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory, or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited, or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases, or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence.

Income Risk. A Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of a Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the Fund will achieve or maintain the target maturity or effective duration of its investment portfolio.

Investment Style Risk. The particular type of investments in which a Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

IPO Risk. A Fund may invest in IPOs at the time of the offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, a Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in a Fund. The price of stocks included in a Fund may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that lock-up shares are released.

Issuer-Specific Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell the bonds in its portfolio (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the Fund’s portfolio and net asset value per share.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Derivatives and other transactions that give rise to leverage, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement, may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate. Due to the Fund’s small asset size, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of the Fund with a larger asset size. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at a loss.

Liquidity Risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor, or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Lower Quality Debt Risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Managed Volatility Risk. Techniques used by the Advisor or Sub-Advisor to manage the volatility of a Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful, as the techniques are subject to the Advisor’s or Sub-Advisor’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Management Risk. The ability of a Fund to meet its investment objective is directly related to the Advisor’s, Sub-Advisor’s, or Futures Trading Advisor’s proprietary investment process, as applicable. The Advisor’s, Sub-Advisor’s, or Futures Trading Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s, Sub-Advisor’s, or Futures Trading Advisor’s investment strategy or strategies will produce the desired results. As a result, the Fund could underperform other investment vehicles with similar investment objectives. The Advisor’s assessment of the Sub-Advisor’s or Futures Trading Advisor’s investment acumen may prove incorrect.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that, due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Market Risk. Overall market risks may also affect the value of a Fund. The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; trading and tariff arrangements; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Significant tariff disputes between trading partners can cause affected countries to retaliate, resulting in “trade wars” which can cause negative effects on the economies of such countries, as well as the global economy. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures.

Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources, and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value and generally are more volatile than larger companies. Micro capitalization companies may trade in less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised), and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income as compared to an MLP that is not taxed as a corporation

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor, Sub-Advisor, or Futures Trading Advisor, as applicable, carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections, or malfunctions. Because the use of models is usually based on data supplied by third parties, the success of the Advisor’s, Sub-Advisor’s, or Futures Trading Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies, or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and the Fund’s net asset value per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The liquidity of mortgage-backed securities may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets, have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose, and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered “sub-prime,” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Advisor or Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Non-Diversification Risk. A Fund that is classified as non-diversified may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, such Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Prepayment Risk. A Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates, and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders, and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries, or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase the legal expenses incurred by the Fund.

With respect to Rational Equity Armor Fund, Rational Tactical Return Fund, Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational Strategic Allocation Fund, and Rational/RGN Hedged Equity Fund, the Advisor is subject to CFTC registration and regulation in its capacity as the Fund’s CPO. Such Funds are also subject to regulation as commodity pools under the CEA. As a result, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations apply with respect to the Fund and its Subsidiary, as applicable, and subject each to CFTC penalties if reporting was found to be deficient. Compliance with these regulatory requirements could increase the Fund’s expenses. The Funds may incur additional expenses as a result of CFTC regulation obligations and certain investments may be limited or restricted.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying security. A Fund may also experience losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in affecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sector/Asset Class Risk. The Fund may focus its investments in securities of a particular sector or asset class. Economic, legislative or regulatory developments may occur that significantly affect the sector or asset class. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Sector Risk. Sector risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s net asset value per share may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. Under the federal securities laws, the Fund is required to maintain a segregated account of cash or liquid assets to cover its obligations in certain transactions. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Position Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Small Capitalization Stock Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations, and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which the payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Target Volatility Strategy Risk. The Trading Advisor’s target volatility management strategy may not protect against declines, may tend to limit gains in up markets, may tend to increase transaction costs which may lead to losses or reduced gains, and may not be successful as a short-term strategy as it is subject to the Trading Advisor’s ability to assess volatility conditions and the ability of the Sub-Advisor to execute related investment management techniques.

Tax Risk. Certain of the Underlying Fund’s investment strategies may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through a wholly-owned and controlled subsidiary of the Underlying Fund organized under the laws of the Cayman Islands (a “Subsidiary), an Underlying Fund would intend to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Underlying Fund. Because the Subsidiary is classified as a controlled foreign corporation for US tax purposes, any income received from its investments would be passed through to the Underlying Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  Typically, any gains/losses from trading in Section 1256 futures contracts are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder’s tax Forms 1099 as such. The Subsidiary would declare and distribute a dividend to the Underlying Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Underlying Fund, all or a portion of the income from the Underlying Fund’s investment in the Subsidiary might not be qualifying income, and the Underlying Fund might not qualify as a regulated investment company for one or more years.

Turnover Risk. A Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies, including mutual funds, BDCs, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when a Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in the Underlying Funds are described below:

●	BDC Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder, and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid, and it may not be possible to redeem shares without paying a substantial penalty or at all. Publicly traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

●	Closed-End Fund Risk. Closed-end funds are subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. Closed-end funds may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

●	ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances.

●	ETF Tracking Risk. Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

●	Inverse Correlation Risk. Underlying Funds that are inverse funds are designed to lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor or Sub-Advisor correctly predict short-term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

●	Inverse ETF and ETN Risk. Investing in inverse ETFs and ETNs may result in increased volatility due to the ETF’s or ETN’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF or ETN increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed.

●	Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

●	Mutual Fund Risk. Mutual funds are subject to management risk because the adviser to the mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the investment objective of the Fund.

●	Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Value Investing Risk. The assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued may be appropriately priced or its price may decline. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing. Value stocks may lag behind growth stocks in an up market.

Volatility Risk. A Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Wholly Owned Subsidiary Risk. By investing in the Subsidiary, a Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). A Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. EST will be processed on that same day. Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     the name of the Fund and share class

●     the dollar amount of shares to be purchased

●     a completed purchase application or investment stub

●     a check payable to the Fund

Multiple Classes

Each Fund offers three classes of shares: Class A, Class C, and Institutional shares. Not all share classes may be available in all states.

Choosing a Share Class

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A shares. Among other ways, sales charges for Class A shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. The breakpoint schedule is set out below under “Sales Charges.”

The following are some of the main differences between Class A, Class C, and Institutional shares of the Funds:

Class A Shares

●	Front-end sales charges, as described below under “Sales Charges.”

●	A contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

●	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.

●	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

●	No front-end sales charges, all of your money goes to work for you right away.

●	CDSCs on shares sold within 12 months of purchase and as described below under “Sales Charges.”

●	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.

●	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares

●	No sales charges.

●	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional shares may also be available on certain brokerage platforms. An investor transacting in Institutional shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

For the estimated expenses of each share class, see the section entitled “Fees and Expenses of the Fund.”

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the availability of sales load waivers and reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this Prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Sales Charges on Class A Shares

Purchases of Class A shares of each Fund, except Return Stacked® Balanced Allocation & Systematic Macro Fund and Rational/RGN Hedged Equity Fund, are subject to the following front-end sales charges. The front-end sales charges do not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

Purchases of Class A shares of Return Stacked® Balanced Allocation & Systematic Macro Fund and Rational/RGN Hedged Equity Fund are subject to the following front-end sales charges. The front-end sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%(2)

(1)	A CDSC of 1.00% of the redemption amount applies to Class A shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction (in the case of investments at or above the $1 million breakpoint). Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this Prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers.”

(2)	The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

How to Reduce Your Class A Sales Charge

The Fund offers a number of ways to reduce or eliminate the front-end sales charge on Class A shares.

Class A Shares, Reductions and Waivers

There are no sales charges on reinvested distributions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, a dollar amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above, and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase), specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Funds or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this Prospectus.

Sales Charges on Class C Shares

Class C shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares.

The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.”

Distribution Plans

Each Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of its Class A and Class C shares, and the Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund, and Rational/RGN Hedged Equity Fund have also adopted 12b-1 Plans on behalf of their Institutional shares that allow the Funds to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these shares. Pursuant to the Fund’s 12b-1 Plan, each Fund may finance from the assets of Class A, Class C and, with respect to Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund, and Rational/RGN Hedged Equity Fund, Institutional shares, certain activities or expenses that are intended primarily to result in the sale of the Class A, Class C, or Institutional shares, as applicable. Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The maximum Rule 12b-1 fee is 0.25% of the Fund’s Class A shares average daily net assets.

With respect to Class C shares, the fee paid by the Fund is 1.00% of the average daily net assets of the Class C shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund, and Rational/RGN Hedged Equity Fund’s 12b-1 Plans provide that each such Fund’s Institutional shares may pay an amount up to 0.25% of its average daily net assets pursuant to the Plan. However, the 12b-1 Plans have not been implemented for Institutional shares and there are no plans to impose these fees.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor, the Sub-Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Class A, Class C, and Institutional shares. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets of Class A, Class C (in addition to those included in the Fund’s 12b-1 fees above for Class C shares only), and Institutional shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts, and communicating or facilitating purchases and redemptions of shares.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address on record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, the distributor and the Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor its Transfer Agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information. Send the completed Shareholder Account Application and payment to the Fund at one of the following addresses:

Regular Mail

Rational Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

or

Express/Overnight Mail

Rational Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Payment for purchases made online may only be made through an ACH (Automated Clearing House) debit of your bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. ACH payments will not be accepted for initial purchases, except those made online. No cash, credit cards or third-party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Funds reserve the right to reject any purchase request that it regards as disruptive to the efficient management of a Fund, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for each Fund’s Class A, Class C and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan (“AIP”) is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may invest on a regular basis in shares of the Funds through the AIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals. Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the AIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A, Class C or Institutional shares of the Fund or Funds, as you specify. Your participation in the AIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment for each Fund for Class A and Class C shares is $50 and the minimum subsequent investment for each Fund’s Institutional shares is $500. You may purchase additional shares of a Fund by check, wire, or ACH debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase orders on each Fund’s behalf. The Funds will be deemed to have received a purchase order when an authorized broker, or if applicable a broker’s authorized designee, receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker, to the Funds upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. EST (or before the NYSE closes if the NYSE closes before 4:00 p.m. EST) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

You may redeem your shares in the Funds through brokers or agents who have entered into selling agreements with a Fund’s distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive redemption orders on each Fund’s behalf. The Funds will be deemed to have received a redemption order when an authorized broker, or if applicable a broker’s authorized designee, receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors redeeming shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Funds may be redeemed by mail, telephone or online. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to the Fund to one of the following addresses:

Regular Mail

Rational Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

or

Express/Overnight Mail

Rational Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

Good Order: When making a redemption request, make sure your request is in good order. “Good order” means your redemption request includes:

●     the Fund name and account number

●     the account name(s) and address

●     the dollar amount or number of shares you wish to redeem

●     the signatures of all registered share owner(s) in the exact name(s) and any special capacity in which they are registered

The Funds may require that the signatures be guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized transfers. You may need your signature guaranteed:

●	if you request the redemption check be mailed to an address other than the address of record;

●	if you request the redemption check be mailed to a mailing address that has been changed within 30 days of the redemption request;

●	if you request that the redemption be sent electronically to a bank account other than the bank account on record;

●	if the redemption request is in the amount of $100,000 or more; or

●	in other circumstances, such as to prevent an unauthorized account transfer or redemption.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to ensure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. A Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving, and in a timely fashion responding, to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

Online Transactions. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $50,000. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions online.

You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

Systematic Withdrawal Plan. You may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfer of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 800-253-0412 for more information about the Funds’ Systematic Withdrawal Plan.

Redemption Fee and CDSC. Currently, the Funds do not charge a redemption fee. Shareholders in a Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge will be assessed a 1.00% CDSC on shares redeemed less than 24 months after the date of their purchase. Shareholders who purchase Class C shares do not pay an initial front-end sales charge but will be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Funds use a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Funds reserve the right to modify, waive or eliminate the CDSC at any time. If a Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind. Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by a Fund, may be either a pro rata payment of each of the securities held by a Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh calendar day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Reinstatement Privilege: Shareholders have a one-time right, within 60 days of redeeming Class A shares to reinvest the redemption proceeds at the next determined NAV in Class A shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Class A shares and utilizes the reinstatement privilege, there may be tax consequences.

Exchanging Shares

On any business day when the NYSE is open, you may exchange shares of a Fund for the same class of shares of any other Rational Fund offering such shares, provided the account registration information of the other Fund is the same.

Additional Information

In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing shares of other Rational Funds. (See “Frequent Trading Policies.”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Rational Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges. A CDSC is not imposed on exchanges of Class A shares.

Exchanging Class C Shares

Class C shares of a Fund may be exchanged for Class C shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional shares, the Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements

●	You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.

2.	Satisfy the minimum investment requirements

●	You must meet the minimum investment requirements of the Fund into which you are exchanging shares.

3.	Call (You must have completed the appropriate section on your account application)

●	The Funds at 800-253-0412

●	Your Investment Professional

OR

Write

●	Mutual Fund and Variable Insurance Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246.

4.	Provide the required information

●	Name of the Fund from which you wish to make the exchange (exchange OUT OF)

●	Specify the share class

●	Your account number

●	The name and address on your account (account registrations must be identical)

●	The dollar amount or number of shares to be exchanged

●	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)

●	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available, and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies. An investor may directly, or through his or her financial intermediary, contact a Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class.

Class C shares convert automatically to Class A shares after ten years (unless otherwise specified by your financial intermediary), provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years, Class A shares are available for purchase by persons in your state or territory of residence, and the shares are not subject to a CDSC. You should consult your financial representative for more information about eligibility for Class C share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. A Fund may change, suspend or terminate this conversion feature at any time.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to Funds’ shareholders. The amounts of these payments could be significant and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell shares of a Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by a Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Funds and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Certain Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares. The value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Funds declare, have ex-dates and pay dividends on investment income, if any, according to the following schedule:

Rational Equity Armor Fund	Monthly
Rational Tactical Return Fund	Annually
Rational Dynamic Brands Fund	Annually
Rational Strategic Allocation Fund	Quarterly
Return Stacked® Balanced Allocation & Systematic Macro Fund	Annually
Rational/Pier 88 Convertible Securities Fund	Quarterly
Rational Special Situations Income Fund	Monthly
Rational/RGN Hedged Equity Fund	Annually

Please refer to the section headings “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Rational Special Situations Income Fund - Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks – Distribution Policy Risk” for a detailed description of the Fund’s distribution policy and tax consequences.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of the income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain tax rates.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you to be taken as a deduction or credit on your federal income tax return.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Rational Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method (i.e., average cost), unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources, and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

MANAGEMENT OF THE FUNDS

Advisor

Rational Advisors, Inc. has been retained by the Trust under management agreements to act as the investment advisor to the Funds subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC, Catalyst International Advisors LLC,  and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex.” The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises, and administers the Funds’ investment program. MFund Services, LLC, an affiliate of the Advisor, provides the Funds with certain management, legal, administrative and compliance services. The address of the Advisor is 53 Palmeras St. Suite 601, San Juan, PR 00901.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions, and directing portfolio transactions.

Sub-Advisors and Futures Trading Advisor

Sub-Advisor of Rational Equity Armor Fund

Equity Armor Investments, LLC (“Equity Armor”) serves as the Fund’s sub-advisor pursuant to a sub-advisory agreement with the Advisor. Equity Armor is located at 318 West Adams Street, 10th Floor, Chicago, Illinois 60606. Equity Armor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is an independent asset management firm. Founded in

2010, Equity Armor provides investment management services to individuals, registered investment advisers and other financial institutions.

Under the supervision of the Advisor, Equity Armor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Equity Armor is responsible for maintaining certain transaction and compliance related records of the Fund.

Sub-Advisor of Rational Tactical Return Fund

Warrington Asset Management LLC (“Warrington”) serves as the Fund’s sub-advisor pursuant to a sub-advisory agreement with the Advisor. Warrington is located at 200 Crescent Court, Suite 520, Dallas, TX 75201. Warrington is registered as an investment advisor under the Advisers Act. In addition to serving as the investment sub-advisor to the Fund, Warrington serves as the commodity trading advisor to private pooled investment vehicles and to separate commodity trading accounts for certain qualified investors. Warrington has been registered with the CFTC as a commodity trading advisor and commodity pool operator since 2012 and is a member of the National Futures Association (“NFA”) in such capacities.

Under the supervision of the Advisor, Warrington is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Warrington is responsible for maintaining certain transaction and compliance related records of the Fund.

Sub-Advisor of Rational Dynamic Brands Fund

Accuvest Global Advisors (“Accuvest”) serves as sub-advisor to the Fund pursuant to a sub-advisory Agreement with the Advisor. Accuvest is located at 3575 N. 100 E. Suite 350, Provo, UT 84604. Accuvest is registered as an investment advisor under the Advisers Act. Accuvest has been providing investment advice to individual and institutional investors since 2005.

Under the supervision of the Advisor, Accuvest is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Accuvest is responsible for maintaining certain transaction and compliance related records of the Fund.

Sub-Advisor of Rational/Pier 88 Convertible Securities Fund

Pier 88 Investment Partners, LLC (“Pier 88”) serves as the Fund’s sub-advisor pursuant to a sub-advisory agreement with the Advisor. Pier 88 is located at 71 Stevenson Street, Suite 825, San Francisco, CA 94105. Pier 88 is registered as an investment adviser under the Advisers Act. Pier 88 was founded in 2013 and provides investment management services to pooled investment vehicles and institutional clients.

Subject to the oversight and approval of the Advisor, Pier 88 is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, Pier 88 is responsible for maintaining certain transaction and compliance related records of the Fund.

Sub-Advisor of Rational Special Situations Income Fund

ESM Management LLC (“ESM”) serves as the Fund’s sub-advisor pursuant to a sub-advisory agreement with the Advisor. ESM is located at 100 Westchester Road, Newton, MA 02458. ESM is registered as an investment adviser under the Advisers Act. ESM was founded in 2009 and provides investment management services to institutional clients, such as pension funds, mutual funds, family offices, high net-worth individuals, and hedge funds.

Subject to the oversight and approval of the Advisor, ESM is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, ESM is responsible for maintaining certain transaction and compliance related records of the Fund.

Sub-Advisor and Futures Trading Advisor of Return Stacked® Balanced Allocation & Systematic Macro Fund

Newfound Research LLC (“Newfound”) serves as one of the Fund’s sub-advisors pursuant to a sub-advisory agreement with the Advisor. Newfound is located at 200 Central Ave 4th Floor, Ste 324, St Petersburg, Florida 33701. Newfound is registered as an investment adviser under the Advisers Act. Newfound was founded in 2008 and provides investment management services to registered investment companies, registered investment advisers, broker-dealers and other asset management firms and financial intermediaries.

Subject to the oversight and approval of the Advisor, Newfound is primarily responsible for the day-to-day management of the Balanced Allocation Strategy component of the Fund’s portfolio. In addition, Newfound is responsible for maintaining certain transaction and compliance related records of the Fund.

ReSolve Asset Management Inc. (“ReSolve Canada”) serves one of the Fund’s sub-advisors pursuant to a sub-advisory agreement with the Advisor. ReSolve Canada is located at 401 Bay Street, 16th Floor, Toronto, Ontario, M5H 2Y4. ReSolve Canada is registered as an investment adviser under the Advisers Act. ReSolve Canada was founded in 2015 and provides investment management services to registered investment companies. Subject to the oversight and approval of the Advisor, ReSolve Canada is primarily responsible for the day-to-day management of the Systematic Macro Strategy component of the Fund’s portfolio. In addition, ReSolve Canada is responsible for maintaining certain transaction and compliance related records of the Fund.

ReSolve Asset Management SEZC (Cayman) (“ReSolve Global”) serves as the Fund’s futures trading advisor pursuant to a futures trading advisory agreement with the Advisor. ReSolve Global is located at 90 North Church Street Strathvale House, 5th Floor George Town, Grand Cayman, Cayman Islands, KY1-9012. ReSolve Global is registered with the CFTC as a commodity pool operator and as a commodity trading advisor. ReSolve Global is registered with the Cayman Islands Monetary Authority as a Registered Person under section 5(4) and schedule 4 of the Securities Investment Business Law (as revised and amended) of the Cayman Islands. Founded in 2019, ReSolve Global provides investment management and futures trading advisor services to ReSolve Canada, sophisticated persons, and private funds.

Subject to the oversight and approval of the Advisor, ReSolve Global is responsible for the day-to-day management of certain aspects of the Systematic Macro Strategy component of the Fund’s portfolio. In addition, ReSolve Global is responsible for maintaining certain transaction and compliance-related records of the Fund.

Sub-Advisor of Rational/RGN Hedged Equity Fund

R. G. Niederhoffer Capital Management, Inc. (“RGN”) serves as the Fund’s sub-advisor pursuant to a sub-advisory agreement with the Advisor. RGN is located at 16690 Collins Avenue, Suite 801, Sunny Isles Beach, FL 33160. RGN is registered as an investment adviser under the Advisers Act. RGN was founded in 1993 and provides investment management services to institutional clients, such as pension funds, mutual funds, family offices, high net-worth individuals, and hedge funds.

Subject to the oversight and approval of the Advisor, RGN is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, RGN is responsible for maintaining certain transaction and compliance related records of the Fund.

Portfolio Managers

Portfolio Managers of Rational Equity Armor Fund

Brian Stutland, Afshin Rahbari, and Joseph Tigay are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Stutland is the Fund’s Lead Portfolio Manager.

Brian Stutland, Managing Partner, Chief Investment Officer of Equity Armor since 2011, has served as the Fund’s Lead Portfolio Manager since 2019. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017, and a Member of Equity Armor Advisers, LLC. Prior to founding Equity Armor in 2011, Mr. Stutland was the Managing Member and Floor Trader of Stutland Equities, LLC (2005 to 2011) and was a Trader and Market Maker for LETCO Trading (1999 to 2002). Mr. Stutland earned his Bachelor of Science in Engineering and his Masters of Science in Engineering from University of Michigan.

Afshin Rahbari, a Member, Portfolio Manager, and Chief Compliance Officer of Equity Armor since 2011, has served as a Portfolio Manager of the Fund since 2019. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017, and a Member of Equity Armor Advisers, LLC. Prior to founding Equity Armor in 2011, Mr. Rahbari served as an Asset Manager of Peachtree Asset Management (2007 to 2011), worked on the Institutional Equity Derivatives Desk of Toronto Dominion Bank (2002-2006), and was a Floor Trader, Market Maker, Specialist Registered Options of LETCO Trading (1994 to 2002). Mr. Rahbari earned his Bachelor of Business Administration from Eastern Michigan University and a Masters of Business Administration from the University of Chicago, Graduate School of Business.

Joseph Tigay, Chief Trading Officer and Portfolio Manager of Equity Armor since 2011, has served as a Portfolio Manager of the Fund since 2019. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017, and a Member and Investment Adviser Representative of Equity Armor Advisers, LLC. Prior to founding Equity Armor in 2011, Mr. Tigay served as a Floor Trader, Market Maker and Clerk for Stutland Equities, LLC (2005 to 2011). Mr. Tigay earned his Bachelor of Business Administration from Eastern Michigan University.

Portfolio Managers of Rational Tactical Return Fund

Scott C. Kimple and Mark W. Adams are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Fund’s Lead Portfolio Manager.

Scott C. Kimple is the Principal and Portfolio Manager of Warrington since its inception in 2008. Mr. Kimple also serves as the Portfolio Manager to private commodity pools sponsored by an affiliate of Warrington, as well as to separate commodity trading accounts. From 1991 to 2015, Mr. Kimple was employed by Morgan Stanley Smith Barney LLC and its predecessors (“MSSB”) as a registered representative and was registered with the NFA as an Associated Person of MSSB during that period, Mr. Kimple received a BBA in finance from Southern Methodist University and an MBA, with emphasis in Finance and Derivative Securities, from SMU’s Cox School of Business.

Mark W. Adams is the Assistant Portfolio Manager of Warrington since 2015. From 2009 to 2014, Mr. Adams was employed by Morgan Stanley Smith Barney LLC (“MSSB”) and was registered with the NFA as an Associated Person of MSSB. Mr. Adams graduated from Washington University in St. Louis where he received a BBA with a triple major in Finance, Management and International Business. He also received an MBA from Southern Methodist University’s Cox School of Business.

Portfolio Managers of Rational Dynamic Brands Fund

David Garff, and Eric M. Clark are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

David Garff, Founder, Chief Executive Officer and Chief Compliance Officer of Accuvest since 2005. Prior to joining the Sub-Advisor, Mr. Garff was a Senior Investment Management Consultant to Smith Barney from 1995 to 2005 and a Financial Consultant for Merrill Lynch from 1992 to 1995. Mr. Garff graduated with a Bachelor of Arts in Economics and Spanish Translation from Brigham Young University and a Master’s Degree in Business Administration from the Haas School of Business at the University of California, Berkeley.

Eric M. Clark, a Portfolio Manager of the Sub-Advisor since 2016. Mr. Clark founded the Alpha Brands investment strategy in 2016. Prior to joining the Sub-Advisor, Mr. Clark was a Regional Vice President of Transamerica from 2014 to 2015; Regional Vice President of Lord Abbett from 2013 to 2015; and Portfolio Manager for Breakaway Partners from 2005 to 2013. Mr. Clark graduated with a Bachelor of Arts in Urban Planning with emphasis in Real Estate and Economics from the University of Maryland, College Park.

Portfolio Manager of Rational Strategic Allocation Fund

David Miller is primarily responsible for the day-to-day management of the Fund’s portfolio.

David Miller, Owner, CIO, and Senior Portfolio Manager of the Advisor since 2016, has served as the Portfolio Manager of the Fund since 2016. He is also the CIO of Catalyst Capital Advisors LLC (“Catalyst”), an affiliate of the Advisor, since 2016. He co-founded Catalyst in 2006 and is responsible for the day-to-day management of several funds managed by Catalyst. Mr. Miller is also a member of Catalyst International Advisors LLC since 2019 and Insights Media LLC since 2019. He received a BS in Economics from the University of Pennsylvania, Wharton School and an MBA in Finance from the University of Michigan, Ross School of Business.

Portfolio Managers of Return Stacked® Balanced Allocation & Systematic Macro Fund

Corey Hoffstein, Steven Braun and Andrew Butler are jointly and primarily responsible for the day-to day management of the Balanced Allocation Strategy component of the Fund’s portfolio. Michael Philbrick, Rodrigo Gordillo Adam Butler and Andrew Butler are jointly and primarily responsible for the day-to-day management of the Systematic Macro Strategy component of the Fund’s portfolio.

Corey Hoffstein is the co-founder, CEO, and Chief Investment Officer of Newfound.  He co-founded Newfound in August 2008. Mr. Hoffstein holds a Bachelor of Science in Computer Science, cum laude, from Cornell University and a Master of Science in Computational Finance from Carnegie Mellon University.  His educational background in computer science and finance has shaped his approach to investment management, leading to a strong focus on quantitative and systematic implementation. As a prominent figure in the quantitative investing space, Mr. Hoffstein is an active researcher whose work has been published in respected journals such as the Journal of Indexing and the Journal of Alternative

Investments. Mr. Hoffstein’s expertise is widely recognized in the financial industry. He frequently appears as a guest on financial media platforms and is invited to speak at investment conferences

Steven Braun is Portfolio Manager and Senior Quantitative Analyst and Chief Derivatives Risk Officer for Newfound. He is responsible for ongoing investment research, strategy development, and portfolio management. Prior to joining Newfound in July 2019, he was an investment analyst at Frontier Asset Management (May 2016 – June 2019). Mr. Braun holds a Master of Science in Applied Quantitative Finance from the University of Denver and graduated from Colorado State University with a Bachelor of Science in Business Administration with concentrations in Investment Analysis and Corporate Finance.

Michael Philbrick CIM®, AIFP® is a Co-Founder, CEO and Portfolio Manager of ReSolve Global. Prior to co-founding ReSolve Global in 2019, Mr. Philbrick was Co-Founder, President and Portfolio Manager of ReSolve Canada from 2015 to 2019; a Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Branch Manager and Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Branch Manager and Portfolio Manager at Richardson GMP’s flagship Toronto branch from 2005 to 2011; Branch Manager and Investment Advisor at Scotia McLeod from 2002 to 2005; and Investment Advisor at BMO Nesbitt Burns from 1994 to 2001. Mr. Philbrick is a Chartered Investment Manager® and Accredited Investment Fiduciary®.

Adam Butler CFA®, CAIA®, has been CIO of ReSolve Global since 2021, prior to which he was a Co-Founder, Chief Executive Officer, Chief Investment Officer, Ultimate Designated Person, and Portfolio Manager of ReSolve Canada from 2015 to 2020; Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Portfolio Manager at Richardson GMP’s flagship Toronto branch from 2005 to 2011; and Investment Advisor at BMO Nesbitt Burns from 1994 to 2001. Mr. Butler is a Chartered Financial Analyst® and a Chartered Alternative Investment Analyst®.

Rodrigo Gordillo CIM® has been President of ReSolve Global since 2021, prior to which he was a Co-Founder, President, Secretary, and Portfolio Manager of ReSolve Canada from 2015 to 2020; Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Investment Advisor at Macquarie Private Wealth (Canada) from 2006 to 2011. Mr. Gordillo is a Chartered Investment Manager®.

Andrew Butler PhD, CFA® has been Chief Investment Officer of ReSolve Canada since November 2022. Mr. Butler started as a Quantitative Analyst at Dundee Private Wealth from 2014 to 2015. He joined ReSolve Canada as Head of Quant Research in 2015 and served as Portfolio Manager from December 2020 until November 2022. He holds a PhD in Industrial Engineering from University of Toronto, a Master’s in Applied Mathematics from York University, a Graduate Diploma in Financial Engineering from the Schulich School of Business, and a Bachelor of Science in Applied Mathematics and Physics from Memorial University. Mr. Butler is a Chartered Financial Analyst®.

Portfolio Managers of Rational/Pier 88 Convertible Securities Fund

Francis T. Timons and Sean J. Aurigemma are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Timons is the Lead Portfolio Manager of the Fund.

Francis J. Timons is the founder, Chief Executive Officer, and Chief Investment Officer of the Sub-Advisor. Prior to founding the Sub-Advisor in October 2013, Mr. Timons had several roles at Lord Abbett & Co, including Portfolio Manager for the convertible strategy (2012-2013); Portfolio Manager for the large cap core and large cap value strategies (2010-2012); and Research Analyst specializing in technology companies (2007-2010). Mr. Timons was also a Research Analyst at Robert W. Baird & Co (2004–2007)

and a Senior Strategist at Sun MicroSystems focusing on venture capital investments (2001-2004). Mr. Timons graduated with a Bachelor of Arts from University of Notre Dame, a Juris Doctorate from Notre Dame Law School and a Master of Business Administration from University of Chicago, Graduate School of Business.

Sean J. Aurigemma is a Partner, Chief Compliance Officer, and Portfolio Manager of the Sub-Advisor. Mr. Aurigemma is an established industry veteran with more than 30 years of direct investment experience. Prior to joining the Sub-Advisor in October 2018, he was the Lead Portfolio Manager for Large Cap Value and Value Equity Strategies at Lord Abbett & Co. managing approximately $5B in assets (2014-2018). Mr. Aurigemma was also a Managing Director at Morgan Stanley Investment Management and Lead Portfolio Manager for Morgan Stanley’s Dividend Growth Portfolio (2004-2007) and Financial Services Trust Portfolio (2001-2004); a Research Analyst at Deutsche Bank Alex Brown (1995-1999); and an Investment Banking Analyst at both Prudential Securities and Kidder Peabody & Co (1993-1995). Mr. Aurigemma graduated with a Bachelor of Arts with high honors from University of Notre Dame.

Portfolio Managers of Rational Special Situations Income Fund

Eric S. Meyer and William R. Van de Water are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Eric S. Meyer has been working in finance since 1995 and he founded ESM Management LLC in January 2009. From 1997 through 2008, Dr. Meyer worked at Susquehanna International Group. His primary responsibilities included building and managing the emerging markets bond trading group, building and managing a fixed income arbitrage group, creating and managing tax-advantaged trading strategies, and trading and investing in mortgage-backed securities. From 1995 through 1997, he was a quantitative researcher in the fixed income relative value arbitrage group at D. E. Shaw & Co., a hedge fund based in New York. Before entering the financial field, Dr. Meyer was a physicist at the National Institute of Standards and Technology in Gaithersburg, MD. He received both his A.B. degree and Ph.D. degree in Physics from Harvard University and his J.D from Boston College Law School in 2020. He has been admitted to the Bar Association of both Oregon and Massachusetts.

William R. Van de Water has been working in finance since 2005. Mr. Van de Water joined ESM Management LLC as a residential mortgage-backed securities analyst and trader in June 2009 and became a managing director in December 2009. In 2014, Mr. Van de Water became a co-portfolio manager at ESM Management LLC. From 2005 through March 2009, Mr. Van de Water worked in the Boston office of Susquehanna International Group. His primary responsibility was to analyze and trade mortgage-backed securities. Mr. Van de Water earned joint B.S. degrees in Physics, Business, Economics, and Management from the California Institute of Technology in 2005.

Portfolio Managers of Rational/RGN Hedged Equity Fund

Roy G. Niederhoffer, Paul Shen, Brian Duda and Karolina Stanislawski are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Niederhoffer and Mr. Shen are the Lead Portfolio Managers.

Roy G. Niederhoffer – President of the Sub-Advisor. Mr. Niederhoffer is responsible for the general management of the firm and the overall strategy. He graduated magna cum laude from Harvard in 1987 with a degree in Computational Neuroscience. After working for another hedge fund for 5 years, he founded the Sub-Advisor in 1993. Since then, the Sub-Advisor has employed a quantitative, behavioral finance-based strategy to trade equities, fixed income, foreign exchange and commodities to provide returns that are both valuable on a stand-alone basis and provide significant downside protection to clients’ portfolios.

Mr. Niederhoffer leads the Management Committee and brings nearly 35 years of experience in the hedge fund industry. Mr. Niederhoffer served for many years as Chairman of the Board of the New York City Opera and of the Harmony Program, which provides intensive instrumental music education to under-served NYC-area schoolkids.

Paul Shen –Chief Investment Officer of the Sub-Advisor. Mr. Shen is the head trader and has been with the Sub-Adviser since inception in 1993. He is a member of both the research investment management and risk management teams. He is also a Member of the Management Committee. Mr. Shen has over 30 years of industry experience and manages a team of traders who are responsible for the day-to-day implementation of the firm’s investment strategy. Prior to joining RGNCM, he was a market analyst and a risk analyst for the COMEX exchange, researcher, analyst and trader at NCZ Commodities, Inc. and a floor broker for NCZ Commodities on the NYMEX exchange. Mr. Shen graduated cum laude in 1989 from New York University with a BS in Finance and International Business.

Brian Duda – Head of Research of the Sub-Advisor. Dr. Duda joined RGNCM in 2002. He has a BS in Physics from MIT, an MS in Physics from UCLA, and a PhD in Physics from UCLA. For his doctoral research, he did research on laser-plasma interactions. After earning his degree, he became a member of the technical staff at MIT Lincoln Laboratory, where he did work on the jamming and spoofing of Automatic Target Recognition systems. This work led to an interest in the application of pattern recognition techniques such as neural networks as a predictor of the financial markets. Since joining RGNCM in 2002, he has spearheaded the firm’s extensive research in nonlinear pattern recognition methods for constructing trading systems. Dr. Duda also directs the development of our analytical platform to test and evaluate trading and risk management strategies.

Karolina Stanislawski – Senior Strategist of the Sub-Advisor. Ms. Stanislawski is Senior Strategist and joined the Sub-Advisor in 2023. She has a BS in Economics from the Wharton School of the University of Pennsylvania. She began her career in investment management in 2006 at Swiss-based investment firm, Capital Management Advisors N. A., covering alternative investments, specifically conducting research and due diligence on global macro strategies. From 2009-2016, Ms. Stanislawski was Senior Analyst and Portfolio Manager for the Millburn Corporation, responsible for managing the multi-strategy fund of hedge funds portfolio and long-only equity portfolios.

*     *     *

The Funds’ SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Manager-of-Managers Order

An affiliate of the Advisor has obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that would permit the Advisor, with the Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisors with respect to the Fund without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including with respect to sub-advisory fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders. Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

Regulation under the Commodity Exchange Act

(Rational Equity Armor Fund, Rational Tactical Return Fund, Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational Strategic Allocation Fund and Rational/RGN Hedged Equity Fund only)

The Advisor is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Funds. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Funds as a result of the Advisor’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Advisor as the Funds’ CPO, the Advisor’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.

Exclusion of Advisor from Commodity Pool Operator Definition

(Rational Dynamic Brands Fund, Rational/Pier 88 Convertible Securities Fund, and Rational Special Situations Income Fund only)

With respect to the Funds, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, the Advisor is relying upon a related exclusion from the definition of commodity trading adviser under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s SAI. Because the Advisor and the Funds intend to comply with the terms of the CPO exclusion, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Funds, their investment strategies, or this prospectus.

Advisory and Sub-Advisory Services

The Funds pay the Advisor management fees as a percentage of each Fund’s average daily net assets for its services as investment advisor as set forth in the chart below and the paragraphs that immediately follow:

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Equity Armor Fund	0.75%	0.70%	0.65%
Rational Dynamic Brands Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Tactical Return Fund	1.75%
Rational Strategic Allocation Fund	0.10%
Return Stacked® Balanced Allocation & Systematic Macro Fund	1.75%
Rational/Pier 88 Convertible Securities Fund	0.85%
Rational Special Situations Income Fund	1.50%
Rational/RGN Hedged Equity Fund	1.75%

Advisory Fees

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the total annual operating expenses of each Fund (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses and (vii) with respect to Rational Special Situations Income Fund only, costs and expenses of litigation or claims on behalf of the Fund regarding portfolio investments initiated (or threatened) by the investment advisor or sub-advisor) at a certain level through April 30, 2026. The arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

The following table describes the expense limitation for each Fund, calculated as an annual percentage of the average daily net assets of each share class.

Fund	Expense Limitation
	Class A	Class C	Institutional Shares
Rational Equity Armor Fund	1.85%	2.60%	1.60%
Rational Tactical Return Fund	2.24%	2.99%	1.99%
Rational Dynamic Brands Fund	1.49%	2.24%	1.24%
Rational Strategic Allocation Fund	0.70%	1.45%	0.45%
Return Stacked® Balanced Allocation & Systematic Macro Fund	2.22%	2.97%	1.97%
Rational/Pier 88 Convertible Securities Fund	1.24%	1.99%	0.99%
Rational Special Situations Income Fund	2.00%	2.75%	1.75%
Rational/RGN Hedged Equity Fund	2.24%	2.99%	1.99%

For the fiscal year ended December 31, 2024, the Funds paid the Advisor management fees (after waivers) as a percentage of each Fund’s average daily net assets:

Fund	Net Advisory Fee Received
Rational Equity Armor Fund	0.75%
Rational Tactical Return Fund	1.61%
Rational Dynamic Brands Fund	0.76%
Rational Strategic Allocation Fund	0%
Return Stacked® Balanced Allocation & Systematic Macro Fund	1.53%
Rational/Pier 88 Convertible Securities Fund	0.68%
Rational Special Situations Income Fund	1.44%
Rational/RGN Hedged Equity Fund	0%

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule, or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2024, contains discussions regarding the basis of the Board’s renewal of the following management, sub-advisory, and trading advisory agreements:

Type of Agreement	Parties to the Agreement	Applicable Funds
Management	Trust and Advisor

Rational Equity Armor Fund
Rational Tactical Return Fund
Rational Dynamic Brands Fund
Rational Strategic Allocation Fund
Return Stacked® Balanced Allocation & Systematic Macro Fund
Rational/Pier 88 Convertible Securities Fund
Rational Special Situations Income Fund
Rational/RGN Hedged Equity Fund

Sub-Advisory	Rational and Equity Armor	Rational Equity Armor Fund
Sub-Advisory	Rational and Warrington	Rational Tactical Return Fund
Sub-Advisory	Rational and Accuvest	Rational Dynamic Brands Fund
Sub-Advisory	Rational and Newfound Research	Return Stacked® Balanced Allocation & Systematic Macro Fund
Sub-Advisory	Rational and ReSolve Canada	Return Stacked® Balanced Allocation & Systematic Macro Fund
Futures Trading Advisory	Rational and ReSolve Global	Return Stacked® Balanced Allocation & Systematic Macro Fund
Sub-Advisory	Rational and Pier 88	Rational/Pier 88 Convertible Securities Fund
Sub-Advisory	Rational and ESM	Rational Special Situations Income Fund
Sub-Advisory	Rational and RGNCM	Rational/RGN Hedged Equity Fund

FINANCIAL HIGHLIGHTS

Rational Equity Armor Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	December 31,	December 31,		December 31,	December 31,		December 31,
	2024	2023		2022	2021		2020
Net asset value, beginning of year	$8.19	$7.97		$8.99	$7.96		$6.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	0.00	(G)	0.07	0.07		0.08
Net realized and unrealized gain (loss) on investments	1.41	0.23		(1.03)	1.07		1.03
Total from investment operations	1.38	0.23		(0.96)	1.14		1.11
LESS DISTRIBUTIONS:
From net investment income	—	(0.00	) (G)	(0.06)	(0.11)		(0.09)
From Return of Capital	—	(0.01)		—	—		—
Total distributions	—	(0.01)		(0.06)	(0.11)		(0.09)
Net asset value, end of year	$9.57	$8.19		$7.97	$8.99		$7.96
Total return (B)	16.85%	2.95%		(10.68)%	14.37	% (C)	16.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$24,923	$25,741		$55,862	$58,975		$46,451
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.56%	1.45%		1.20%	1.15%		1.32%
Expenses, net waiver and reimbursement (D,E)	1.56%	1.45%		1.20%	1.10%		1.01%
Net investment income (loss) (D,H)	(0.36)%	(0.01)%		0.80%	0.80%		1.10%
Portfolio turnover rate	270%	580%		281%	239%		480%

	Class A
	For the	For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	December 31,	December 31,		December 31,	December 31,		December 31,
	2024	2023		2022	2021		2020
Net asset value, beginning of year	$8.16	$7.96		$8.98	$7.95		$6.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.05)	(0.02)		0.04	0.05		0.04
Net realized and unrealized gain (loss) on investments	1.40	0.23		(1.01)	1.07		1.05
Total from investment operations	1.35	0.21		(0.97)	1.12		1.09
LESS DISTRIBUTIONS:
From net investment income	—	(0.00	) (G)	(0.05)	(0.09)		(0.07)
From Return of Capital	—	(0.01)		—	—		—
Total distributions	—	(0.01)		(0.05)	(0.09)		(0.07)
Net asset value, end of year	$9.51	$8.16		$7.96	$8.98		$7.95
Total return (B)	16.54%	2.62%		(10.86)%	14.11%		15.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,795	$8,604		$9,717	$11,858		$12,099
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	1.81%	1.72%		1.46%	1.40%		1.69%
Expenses, net waiver and reimbursement (D,F)	1.81%	1.72%		1.46%	1.35%		1.26%
Net investment income (loss) (D,H)	(0.60)%	(0.28)%		0.53%	0.55%		0.58%
Portfolio turnover rate	270%	580%		281%	239%		480%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.48%	1.30%	1.19%	1.15%	1.31%
Expenses, net waiver and reimbursement	1.48%	1.30%	1.19%	1.10%	1.00%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.73%	1.57%	1.45%	1.40%	1.68%
Expenses, net waiver and reimbursement	1.73%	1.57%	1.45%	1.35%	1.25%

(G)	Less than $.005

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.04	$7.89	$8.93	$7.90	$6.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.11)	(0.07)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.38	0.22	(1.02)	1.07	1.04
Total from investment operations	1.27	0.15	(1.03)	1.06	1.03
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.01)	(0.03)	(0.04)
Total distributions	—	—	(0.01)	(0.03)	(0.04)
Net asset value, end of year	$9.31	$8.04	$7.89	$8.93	$7.90
Total return (B)	15.80%	1.90%	(11.51)%	13.40%	14.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,069	$1,223	$1,610	$1,771	$1,164
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,D)	2.52%	2.41%	2.15%	2.15%	2.39%
Expenses, net waiver and reimbursement (C, D)	2.52%	2.41%	2.15%	2.06%	2.01%
Net investment income (loss) (D,E)	(1.32)%	(0.98)%	(0.15)%	(0.16)%	(0.18)%
Portfolio turnover rate	270%	580%	281%	239%	480%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.44%	2.26%	2.14%	2.14%	2.38%
Expenses, net waiver and reimbursement	2.44%	2.26%	2.14%	2.06%	2.00%

(D)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Rational Tactical Return Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022(A)	2021(A)	2020(A)
Net asset value, beginning of year	$16.91	$17.00	$17.10	$17.07	$16.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.43	0.25	(0.09)	(0.33)	(0.27)
Net realized and unrealized gain on investments	0.12	0.61	0.04	0.99	0.72
Total from investment operations	0.55	0.86	(0.05)	0.66	0.45
LESS DISTRIBUTIONS:
From net investment income	(0.64)	(0.25)	—	—	—
From net realized gains on investments	(0.11)	(0.70)	(0.05)	(0.63)	(0.36)
Total distributions	(0.75)	(0.95)	(0.05)	(0.63)	(0.36)
Net asset value, end of year	$16.71	$16.91	$17.00	$17.10	$17.07
Total return (C)	3.24%	5.06%	(0.30)%	3.94%	2.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$60,944	$119,144	$199,786	$264,557	$199,987
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.14%	2.08%	2.02%	2.04%	2.05%
Expenses, net waiver and reimbursement (D)	2.00%	2.00%	1.99%	1.99%	1.99%
Net investment income (loss)	2.53%	1.44%	(0.86)%	(1.98)%	(1.54)%
Portfolio turnover rate	0%	0%	0%	0%	0%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022(A)	2021(A)	2020(A)
Net asset value, beginning of year	$16.93	$17.02	$17.16	$17.16	$17.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.39	0.22	(0.12)	(0.39)	(0.27)
Net realized and unrealized gain on investments	0.12	0.59	0.03	1.02	0.69
Total from investment operations	0.51	0.81	(0.09)	0.63	0.42
LESS DISTRIBUTIONS:
From net investment income	(0.58)	(0.20)	—	—	—
From net realized gains on investments	(0.11)	(0.70)	(0.05)	(0.63)	(0.36)
Total distributions	(0.69)	(0.90)	(0.05)	(0.63)	(0.36)
Net asset value, end of year	$16.75	$16.93	$17.02	$17.16	$17.16
Total return (C)	3.00%	4.77%	(0.53)%	3.75%	2.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,383	$7,328	$8,868	$18,494	$7,423
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	2.42%	2.33%	2.29%	2.29%	2.33%
Expenses, net waiver and reimbursement (E)	2.25%	2.25%	2.24%	2.24%	2.24%
Net investment income (loss)	2.27%	1.27%	(1.28)%	(2.23)%	(1.64)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Effective April 22, 2022, the Fund had a one-to-three reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-three stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.14%	2.07%	2.02%	2.04%	2.05%
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99%	1.99%	1.99%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.42%	2.32%	2.29%	2.29%	2.33%
Expenses, net waiver and reimbursement	2.24%	2.24%	2.24%	2.24%	2.24%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
	2024	2023	2022(A)		2021(A)	2020(A)
Net asset value, beginning of year	$16.29	$16.38	$16.65		$16.80	$16.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.25	0.08	(0.19)		(0.51)	(0.42)
Net realized and unrealized gain (loss) on investments	0.12	0.57	(0.03	)(C)	0.99	0.72
Total from investment operations	0.37	0.65	(0.22)		0.48	0.30
LESS DISTRIBUTIONS:
From net investment income	(0.45)	(0.04)	—		—	—
From net realized gains on investments	(0.11)	(0.70)	(0.05)		(0.63)	(0.36)
Total distributions	(0.56)	(0.74)	(0.05)		(0.63)	(0.36)
Net assets, end of year (in 000’s)	$16.10	$16.29	$16.38		$16.65	$16.80
Total return (D)	2.25%	3.97%	(1.33)%		2.94%	1.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,353	$5,311	$7,808		$9,444	$9,130
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	3.08%	3.04%	2.99%		3.00%	3.04%
Expenses, net waiver and reimbursement (E)	3.00%	3.00%	2.99%		2.99%	2.99%
Net investment income (loss)	1.51%	0.50%	(1.85)%		(2.98)%	(2.54)%
Portfolio turnover rate	0%	0%	0%		0%	0%

(A)	Effective April 22, 2022, the Fund had a one-to-three reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-three stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.07%	3.03%	2.99%	3.00%	3.04%
Expenses, net waiver and reimbursement	2.99%	2.99%	2.99%	2.99%	2.99%

Rational Dynamic Brands Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2024		2023		2022	2021	2020
Net asset value, beginning of year	$51.93		$36.45		$59.52	$56.20	$43.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.37)		(0.13)		(0.07)	(0.41)	(0.33)
Net realized and unrealized gain (loss) on investments	14.02		15.61		(21.01)	8.68	19.98
Total from investment operations	13.65		15.48		(21.08)	8.27	19.65
LESS DISTRIBUTIONS:
From net realized gains on investments	—		—		(1.99)	(4.95)	(6.75)
Total distributions	—		—		(1.99)	(4.95)	(6.75)
Net assets, end of year (in 000’s)	$65.58		$51.93		$36.45	$59.52	$56.20
Total return (B)	26.29	% (C)	42.47	% (C)	(35.41)%	14.97%	45.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$55,684		$44,767		$28,643	$82,648	$53,102
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	1.19%		1.26%		1.20%	1.10%	1.25%
Expenses, net waiver and reimbursement (D)	1.20	% (F)	1.24%		1.20%	1.14%	1.24%
Net investment loss	(0.63)%		(0.29)%		(0.16)%	(0.65)%	(0.56)%
Portfolio turnover rate	340%		194%		154%	225%	320%

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2024		2023		2022	2021	2020
Net asset value, beginning of year	$31.49		$22.16		$37.49	$37.16	$30.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.32)		(0.15)		(0.11)	(0.41)	(0.28)
Net realized and unrealized gain (loss) on investments	8.49		9.48		(13.23)	5.69	13.92
Total from investment operations	8.17		9.33		(13.34)	5.28	13.64
LESS DISTRIBUTIONS:
From net realized gains on investments	—		—		(1.99)	(4.95)	(6.75)
Total distributions	—		—		(1.99)	(4.95)	(6.75)
Net assets, end of year (in 000’s)	$39.66		$31.49		$22.16	$37.49	$37.16
Total return (B)	25.94%		42.10%		(35.58)%	14.59%	44.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,570		$14,456		$11,668	$23,205	$17,972
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	1.46%		1.52%		1.47%	1.37%	1.52%
Expenses, net waiver and reimbursement (E)	1.47	% (F)	1.49%		1.47%	1.47%	1.49%
Net investment loss	(0.90)%		(0.55)%		(0.41)%	(1.00)%	(0.82)%
Portfolio turnover rate	340%		194%		154%	225%	320%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.19%		1.26%	1.19%	1.10%	1.25%
Expenses, net waiver and reimbursement	1.20	% (F)	1.24%	1.19%	1.14%	1.24%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.46%		1.52%	1.46%	1.37%	1.52%
Expenses, net waiver and reimbursement	1.47	% (F)	1.49%	1.46%	1.47%	1.49%

(F)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2024		2023		2022	2021	2020
Net asset value, beginning of year	$25.82		$18.31		$31.73	$32.34	$27.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.46)		(0.28)		(0.26)	(0.58)	(0.50)
Net realized and unrealized gain (loss) on investments	6.94		7.79		(11.17)	4.92	12.44
Total from investment operations	6.48		7.51		(11.43)	4.34	11.94
LESS DISTRIBUTIONS:
From net realized gains on investments	—		—		(1.99)	(4.95)	(6.75)
Total distributions	—		—		(1.99)	(4.95)	(6.75)
Net assets, end of year (in 000’s)	$32.30		$25.82		$18.31	$31.73	$32.34
Total return (B)	25.10	% (C)	41.02	% (C)	(36.02)%	13.85%	43.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,666		$3,621		$2,852	$4,898	$1,525
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.15%		2.23%		2.18%	2.08%	2.41%
Expenses, net waiver and reimbursement (D)	2.16	% (E)	2.23%		2.18%	2.12%	2.24%
Net investment loss	(1.59)%		(1.28)%		(1.12)%	(1.62)%	(1.54)%
Portfolio turnover rate	340%		194%		154%	225%	320%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.15%		2.23%	2.17%	2.08%	2.41%
Expenses, net waiver and reimbursement	2.16	% (E)	2.23%	2.17%	2.12%	2.24%

(E)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

Rational Strategic Allocation Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.01	$6.84	$10.24	$8.94	$9.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.78	0.30	0.31	0.40	0.27
Net realized and unrealized gain (loss) on investments	0.40	1.30	(3.16)	2.54	(0.61)
Total from investment operations	1.18	1.60	(2.85)	2.94	(0.34)
LESS DISTRIBUTIONS:
From net investment income	(0.67)	(0.43)	(0.18)	(0.36)	(0.28)
From net realized gains on investments	—	—	(0.37)	(1.28)	—
From Return of capital	—	—	—	—	(0.02)
Total distributions	(0.67)	(0.43)	(0.55)	(1.64)	(0.30)
Net asset value, end of year	$8.52	$8.01	$6.84	$10.24	$8.94
Total return (B)	14.64%	24.05%	(27.87)%	33.94%	(3.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,285	$1,206	$1,027	$519	$248
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	1.49%	1.55%	1.39%	1.11%	1.31%
Expenses, net waiver and reimbursement (C,E)	0.46%	0.46%	0.46%	0.46%	0.45%
Net investment income (C,D)	8.53%	4.02%	3.82%	3.78%	3.26%
Portfolio turnover rate	28%	105%	27%	2%	89%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.06	$6.88	$10.30	$8.99	$9.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.73	0.28	0.29	0.34	0.25
Net realized and unrealized gain (loss) on investments	0.43	1.31	(3.17)	2.59	(0.61)
Total from investment operations	1.16	1.59	(2.88)	2.93	(0.36)
LESS DISTRIBUTIONS:
From net investment income	(0.65)	(0.41)	(0.17)	(0.34)	(0.26)
From net realized gains on investments	—	—	(0.37)	(1.28)	—
From Return of capital	—	—	—	—	(0.02)
Total distributions	(0.65)	(0.41)	(0.54)	(1.62)	(0.28)
Net assets, end of year (in 000’s)	$8.57	$8.06	$6.88	$10.30	$8.99
Total return (B)	14.27%	23.75%	(28.04)%	33.57%	(3.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,107	$8,784	$6,048	$9,830	$7,713
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,F)	1.82%	1.92%	1.72%	1.47%	1.65%
Expenses, net waiver and reimbursement (C,F)	0.71%	0.71%	0.71%	0.71%	0.70%
Net Investment income (C,D)	7.96%	3.77%	3.48%	3.30%	2.98%
Portfolio turnover rate	28%	105%	27%	2%	89%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.48%	1.54%	1.38%	1.10%	1.31%
Expenses, net waiver and reimbursement	0.45%	0.45%	0.45%	0.45%	0.45%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.81%	1.91%	1.71%	1.46%	1.65%
Expenses, net waiver and reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.00	$6.83	$10.25	$8.95	$9.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.98	0.23	0.23	0.26	0.19
Net realized and unrealized gain (loss) on investments	0.11	1.30	(3.16)	2.58	(0.61)
Total from investment operations	1.09	1.53	(2.93)	2.84	(0.42)
LESS DISTRIBUTIONS:
From net investment income	(0.59)	(0.36)	(0.12)	(0.26)	(0.19)
From net realized gains on investments	—	—	(0.37)	(1.28)	—
From Return of capital	—	—	—	—	(0.02)
Total distributions	(0.59)	(0.36)	(0.49)	(1.54)	(0.21)
Net asset value, end of year	$8.50	$8.00	$6.83	$10.25	$8.95
Total return (B)	13.47%	22.94%	(28.55)%	32.60%	(4.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$101	$1	$1	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	2.53%	2.26%	2.37%	2.24%	2.33%
Expenses, net waiver and reimbursement (C,E)	1.46%	1.46%	1.46%	1.46%	1.45%
Net investment income (C,D)	10.58%	3.13%	2.78%	2.53%	2.26%
Portfolio turnover rate	28%	105%	27%	2%	89%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.52%	2.25%	2.36%	2.23%	2.33%
Expenses, net waiver and reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%

CONSOLIDATED FINANCIAL HIGHLIGHTS

Return Stacked® Balanced Allocation & Systematic Macro Fund (Formerly, Rational/ReSolve Adaptive Asset Allocation Fund)

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.75	$21.93	$22.71	$23.77	$23.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.58	0.47	(0.07)	(0.50)	(0.37)
Net realized and unrealized gain (loss) on investments	1.39	(0.55)	(0.62)	3.16	0.52
Total from investment operations	1.97	(0.08)	(0.69)	2.66	0.15
LESS DISTRIBUTIONS:
From net investment income	(0.94)	(0.59)	(0.09)	(3.72)	(0.08)
From net realized gains on investments	(0.45)	(1.51)	—	—	—
From Return of capital	—	—	—	—	(0.03)
Total distributions	(1.39)	(2.10)	(0.09)	(3.72)	(0.11)
Net asset value, end of year	$20.33	$19.75	$21.93	$22.71	$23.77
Total return (B)	9.93%	(0.46)%	(3.06)%	11.28%	0.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$65,729	$89,562	$162,983	$64,890	$62,176
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.19%	2.15%	2.05%	2.17%	2.18%
Expenses, net waiver and reimbursement (C)	1.97%	1.99%	1.97%	1.98%	1.97%
Net investment income (loss)	2.74%	2.14%	(0.30)%	(1.95)%	(1.61)%
Portfolio turnover rate	0%	0%	0%	0%	0%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.54	$21.71	$22.53	$23.61	$23.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.52	0.41	(0.04)	(0.55)	(0.36)
Net realized and unrealized gain (loss) on investments	1.37	(0.54)	(0.70)	3.13	0.45
Total from investment operations	1.89	(0.13)	(0.74)	2.58	0.09
LESS DISTRIBUTIONS:
From net investment income	(0.88)	(0.53)	(0.08)	(3.66)	—
From net realized gains on investments	(0.45)	(1.51)	—	—	—
Total distributions	(1.33)	(2.04)	(0.08)	(3.66)	—
Net asset value, end of year	$20.10	$19.54	$21.71	$22.53	$23.61
Total return (B)	9.65%	(0.71)%	(3.30)%	10.99%	0.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,899	$2,113	$3,643	$607	$776
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.50%	2.40%	2.33%	2.36%	2.47%
Expenses, net waiver and reimbursement (D)	2.22%	2.24%	2.22%	2.23%	2.22%
Net investment income (loss)	2.47%	1.88%	(0.18)%	(2.10)%	(1.43)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.19%	2.13%	2.05%	2.16%	2.18%
Expenses, net waiver and reimbursement	1.97%	1.97%	1.97%	1.97%	1.97%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.50%	2.38%	2.33%	2.35%	2.47%
Expenses, net waiver and reimbursement	2.22%	2.22%	2.22%	2.22%	2.22%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$18.78	$20.94	$21.88	$23.03	$23.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.34	0.24	(0.15)	(0.72)	(0.57)
Net realized and unrealized gain (loss) on investments	1.32	(0.52)	(0.73)	3.05	0.49
Total from investment operations	1.66	(0.28)	(0.88)	2.33	(0.08)
LESS DISTRIBUTIONS:
From net investment income	(0.72)	(0.37)	(0.06)	(3.48)	—
From net realized gains on investments	(0.45)	(1.51)	—	—	—
Total distributions	(1.17)	(1.88)	(0.06)	(3.48)	—
Net asset value, end of year	$19.27	$18.78	$20.94	$21.88	$23.03
Total return (B)	8.82%	(1.43)%	(4.01)%	10.18%	(0.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,150	$3,024	$2,327	$241	$250
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	3.10%	3.05%	3.00%	3.18%	3.35%
Expenses, net waiver and reimbursement (C)	2.97%	2.99%	2.97%	2.98%	2.97%
Net investment income (loss)	1.71%	1.17%	(0.66)%	(2.95)%	(2.51)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.10%	3.03%	3.00%	3.17%	3.35%
Expenses, net waiver and reimbursement	2.97%	2.97%	2.97%	2.97%	2.97%

Rational/Pier 88 Convertible Securities Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2024	2023		2022	2021	2020
Net asset value, beginning of year	$10.53	$10.43		$11.96	$11.69	$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19	0.22		0.20	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.67	0.11		(1.49)	1.04	1.56
Total from investment operations	0.86	0.33		(1.29)	1.17	1.73
LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.23)		(0.20)	(0.17)	(0.20)
From net realized gains on investments	—	—		(0.04)	(0.73)	(0.01)
Total distributions	(0.24)	(0.23)		(0.24)	(0.90)	(0.21)
Net asset value, end of year	$11.15	$10.53		$10.43	$11.96	$11.69
Total return (B)	8.22%	3.29	% (C)	(10.82)%	10.21%	17.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$203,981	$135,201		$106,362	$118,333	$73,946
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	1.16%	1.19%		1.16%	1.17%	1.25%
Expenses, net waiver and reimbursement (D)	0.99%	0.99%		0.99%	0.99%	0.99%
Net investment income	1.72%	2.19%		1.81%	1.07%	1.62%
Portfolio turnover rate	114%	180%		116%	130%	140%

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2024	2023		2022	2021	2020
Net asset value, beginning of year	$10.51	$10.44		$11.97	$11.69	$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.18		0.17	0.11	0.39
Net realized and unrealized gain (loss) on investments	0.65	0.10		(1.49)	1.03	1.33
Total from investment operations	0.82	0.28		(1.32)	1.14	1.72
LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.21)		(0.17)	(0.13)	(0.19)
From net realized gains on investments	—	—		(0.04)	(0.73)	(0.01)
Total distributions	(0.20)	(0.21)		(0.21)	(0.86)	(0.20)
Net asset value, end of year	$11.13	$10.51		$10.44	$11.97	$11.69
Total return (B)	7.90%	2.73	% (C)	(11.04)%	9.97%	16.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$536	$1,655		$1,861	$2,231	$337
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	1.46%	1.46%		1.41%	1.35%	1.40%
Expenses, net waiver and reimbursement (E)	1.24%	1.24%		1.24%	1.24%	1.24%
Net investment income	1.56%	1.81%		1.55%	0.88%	3.50%
Portfolio turnover rate	114%	180%		116%	130%	140%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(C)	If the Sub Advisor had not made a special reimbursement during the year ended December 31, 2023 the Total return would have been 2.19% and 1.25% for the Institutional and Class A, respectively.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.16%	1.19%	1.16%	1.17%	1.25%
Expenses, net waiver and reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.46%	1.46%	1.41%	1.35%	1.40%
Expenses, net waiver and reimbursement	1.24%	1.24%	1.24%	1.24%	1.24%

	Class C
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2024	2023		2022	2021	2020
Net asset value, beginning of year	$10.44	$10.38		$11.90	$11.66	$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.08	0.11		0.10	0.02	0.32
Net realized and unrealized gain (loss) on investments	0.67	0.09		(1.48)	1.02	1.34
Total from investment operations	0.75	0.20		(1.38)	1.04	1.66
LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.14)		(0.10)	(0.07)	(0.16)
From net realized gains on investments	—	—		(0.04)	(0.73)	(0.01)
Total distributions	(0.13)	(0.14)		(0.14)	(0.80)	(0.17)
Net asset value, end of year	$11.06	$10.44		$10.38	$11.90	$11.66
Total return (B)	7.19%	1.92	% (C)	(11.63)%	9.11%	16.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$278	$320		$298	$249	$55
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.14%	2.13%		2.11%	2.10%	2.13%
Expenses, net waiver and reimbursement (D)	1.99%	1.99%		1.99%	1.99%	1.99%
Net investment income (loss)	0.75%	1.09%		0.93%	0.17%	2.87%
Portfolio turnover rate	114%	180%		116%	130%	140%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(C)	If the Sub Advisor had not made a special reimbursement during the year ended December 31 ,2023 the Total return would have been .65% for Cl C.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.14%	2.13%	2.11%	2.10%	2.13%
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99%	1.99%	1.99%

Rational Special Situations Income Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last four fiscal years and period since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2024	2023		2022		2021		2020
Net asset value, beginning of year	$17.73	$18.34		$19.69		$19.66		$20.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	1.10	1.06		0.93		0.74		0.43
Net realized and unrealized gain (loss) on investments	0.45	(0.28)		(1.16)		0.28		0.11
Total from investment operations	1.55	0.78		(0.23)		1.02		0.54
LESS DISTRIBUTIONS:
From net investment income	(1.21)	(1.34)		(1.12)		(0.99)		(0.93)
From net realized gains on investments	—	—		—		—		—
From Return of capital	—	(0.05)		—		(0.00	) (B)	(0.05)
Total distributions	(1.21)	(1.39)		(1.12)		(0.99)		(0.98)
Net asset value, end of year	$18.07	$17.73		$18.34		$19.69		$19.66
Total return (C)	8.95%	4.36	% (F)	(1.12	)% (F)	5.30%		2.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$910,807	$681,473		$666,042		$670,278		$352,892
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	1.82%	1.81%		1.79%		1.77%		1.80%
Expenses, net waiver and reimbursement (D)	1.76%	1.76%		1.76%		1.75%		1.75%
Net investment income	6.05%	5.79%		4.93%		3.75%		2.17%
Portfolio turnover rate	8%	21%		27%		37%		4%

	Class A
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2024	2023		2022		2021		2020
Net asset value, beginning of year	$17.71	$18.32		$19.66		$19.64		$20.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	1.03	1.00		0.88		0.72		0.37
Net realized and unrealized gain (loss) on investments	0.47	(0.26)		(1.15)		0.24		0.13
Total from investment operations	1.50	0.74		(0.27)		0.96		0.50
LESS DISTRIBUTIONS:
From net investment income	(1.16)	(1.30)		(1.07)		(0.94)		(0.89)
From net realized gains on investments	—	—		—		—		—
From Return of capital	—	(0.05)		—		(0.00	) (B)	(0.05)
Total distributions	(1.16)	(1.35)		(1.07)		(0.94)		(0.94)
Net asset value, end of year	$18.05	$17.71		$18.32		$19.66		$19.64
Total return (C)	8.68%	4.11	% (F)	(1.31	)% (F)	5.00%		2.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$49,986	$62,428		$70,121		$58,164		$37,224
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	2.07%	2.07%		2.05%		2.03%		2.10%
Expenses, net waiver and reimbursement (E)	2.00%	2.01%		2.02%		2.00%		2.00%
Net investment income	5.70%	5.49%		4.69%		3.67%		1.88%
Portfolio turnover rate	8%	21%		27%		37%		4%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.82%	1.81%	1.79%	1.77%	1.80%
Expenses, net waiver and reimbursement	1.75%	1.76%	1.76%	1.75%	1.75%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.07%	2.07%	2.05%	2.03%	2.10%
Expenses, net waiver and reimbursement	2.00%	2.01%	2.02%	2.00%	2.00%

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

	Class C
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2024	2023		2022		2021		2020
Net asset value, beginning of year	$17.66	$18.27		$19.61		$19.60		$20.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.90	0.87		0.74		0.48		0.21
Net realized and unrealized gain (loss) on investments	0.46	(0.27)		(1.15)		0.33		0.14
Total from investment operations	1.36	0.60		(0.41)		0.81		0.35
LESS DISTRIBUTIONS:
From net investment income	(1.03)	(1.16)		(0.93)		(0.80)		(0.76)
From net realized gains on investments	—	—		—		—		—
From Return of capital	—	(0.05)		—		(0.00	) (B)	(0.05)
Total distributions	(1.03)	(1.21)		(0.93)		(0.80)		(0.81)
Net asset value, end of year	$17.99	$17.66		$18.27		$19.61		$19.60
Total return (C)	7.85%	3.34	% (E)	(2.05	)% (E)	4.22%		1.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$37,097	$34,676		$34,455		$35,497		$14,123
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.76%	2.76%		2.76%		2.74%		2.77%
Expenses, net waiver and reimbursement (D)	2.76%	2.76%		2.76%		2.75%		2.75%
Net investment income	4.99%	4.76%		3.95%		2.46%		1.05%
Portfolio turnover rate	8%	21%		27%		37%		4%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.76%	2.76%	2.75%	2.74%	2.77%
Expenses, net waiver and reimbursement	2.76%	2.76%	2.75%	2.75%	2.75%

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Rational/RGN Hedged Equity Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last fiscal period since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout the Period

	Institutional
	For the
	Period Ended
	December 31,
	2024(A)
Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.01)
Net realized and unrealized gain on investments	0.28
Total from investment operations	0.27
LESS DISTRIBUTIONS:
From net investment income	(0.07)
From net realized gains on investments	(0.01)
Total distributions	(0.08)
Net asset value, end of period	$10.19
Total return (C)	2.71	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$8,164
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	8.76	% (E)
Expenses, net waiver and reimbursement (G)	1.99	% (E)
Net investment loss	(0.31	)% (E)
Portfolio turnover rate	0	% (D)

	Class A
	For the
	Period Ended
	December 31,
	2024(A)
Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.02)
Net realized and unrealized gain on investments	0.29
Total from investment operations	0.27
LESS DISTRIBUTIONS:
From net investment income	(0.07)
From net realized gains on investments	(0.01)
Total distributions	(0.08)
Net asset value, end of period	$10.19
Total return (C)	2.64	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$11
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	16.31	% (E)
Expenses, net waiver and reimbursement (H)	2.24	% (E)
Net investment loss	(0.83	)% (E)
Portfolio turnover rate	0	% (D)

(A)	Rational/RGN Hedged Equity Fund commenced operations September 27, 2024.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	8.76	% (E)
Expenses, net waiver and reimbursement	1.99	% (E)

(H)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	16.31	% (E)
Expenses, net waiver and reimbursement	2.24	% (E)

	Class C
	For the
	Period Ended
	December 31,
	2024(A)
Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.04)
Net realized and unrealized gain on investments	0.29
Total from investment operations	0.25
LESS DISTRIBUTIONS:
From net investment income	(0.05)
From net realized gains on investments	(0.01)
Total distributions	(0.06)
Net asset value, end of period	$10.19
Total return (C)	2.44	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$10
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	17.00	% (E)
Expenses, net waiver and reimbursement (F)	2.99	% (E)
Net investment loss	(1.59	)% (E)
Portfolio turnover rate	0	% (D)

(A)	Rational/RGN Hedged Equity Fund commenced operations September 27, 2024.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	17.00	% (E)
Expenses, net waiver and reimbursement	2.99	% (E)

APPENDIX A — INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers on Class A Shares available at Merrill Lynch

●	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Shares purchased through a Merrill investment advisory program

●	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

●	Shares purchased through the Merrill Edge Self-Directed platform

●	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

●	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

●	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

●	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

●	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions

(i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

●	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))

●	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

●	Shares sold due to return of excess contributions from an IRA account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

●	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Class A Shares Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

●	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

●	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

MORGAN STANLEY WEALTH MANAGEMENT

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

●	Employer-sponsored retirement plans.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

STIFEL

WAIVERS APPLICABLE TO PURCHASES THROUGH STIFEL NICHOLAS & CO.

Shareholders purchasing or holding Fund shares, including existing Fund shareholders, through a Stifel Nicolaus & Co. (Stifel) or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s Statement of Additional Information (SAI).

CLASS A SHARES

As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of Accumulation (ROA)

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Rational family of funds held by accounts within the purchaser’s household at Stifel. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-End Sales Charge Waivers on Class A Shares Available at Stifel

Sales charges may be waived for the following shareholders in the following situations:

●	Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same Fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

●	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

●	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Rational family of funds.

●	Shares purchased from the proceeds of redeemed shares of a fund within the Rational family of funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

●	Shares from rollovers into Stifel from retirement plans to IRAs.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the Fund, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

●	Purchases of Class 529-A shares through a rollover from another 529 plan.

●	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

●	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

●	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares acquired through a right of reinstatement.

●	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

●	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

●	Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

The information disclosed in the appendix is part of, and incorporated in, the prospectus.

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. June 2022

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

●   open an account or deposit money

●   direct us to buy securities or direct us to sell your securities

●   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●   affiliates from using your information to market to you.

●   sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●   Mutual Fund & Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund & Variable Insurance Trust doesn’t jointly market.

QUESTIONS?	Call 1-800-253-0412

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on each Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected a Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call a Fund at (800) 253-0412 to request free copies of the SAI, the annual report, and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

Copies of information about the Funds may be obtained from the SEC, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05010

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2025

MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Equity Armor Fund

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

Rational Tactical Return Fund

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

Rational Dynamic Brands Fund

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: RHSAX	Class C Shares: RHSCX	Institutional Shares: RHSIX

Return Stacked® Balanced Allocation & Systematic Macro Fund

(formerly, Rational/ReSolve Adaptive Asset Allocation Fund)

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

Rational/Pier 88 Convertible Securities Fund

Class A Shares: PBXAX	Class C Shares: PBXCX	Institutional Shares: PBXIX

Rational Special Situations Income Fund

Class A Shares: RFXAX	Class C Shares: RFXCX	Institutional Shares: RFXIX

Rational/RGN Hedged Equity Fund

Class A Shares: RNEAX	Class C Shares: RNECX	Institutional Shares: RNEIX

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

This Statement of Additional Information (“SAI”) contains information that may be of interest to investors in the series of Mutual Fund and Variable Insurance Trust (the “Trust”), but that is not included in the prospectus for Class A, Class C, or Institutional shares of the series of the Trust listed above (the “Funds”), dated May 1, 2025 (the “Prospectus”). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus. This SAI should be read together with the Prospectus. The SAI incorporates by reference the audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds’ Annual Report for the fiscal year or period ended December 31, 2024.

Copies of the Prospectus or the Annual Report may be obtained at no charge from the Trust by writing to the address above or calling 800-253-0412.

MUTUAL FUND AND VARIABLE INSURANCE TRUST	1
INVESTMENT RESTRICTIONS	2
OTHER INVESTMENT POLICIES	4
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	6
TRUSTEES AND OFFICERS	46
PRINCIPAL HOLDERS OF SECURITIES	53
ADVISOR, SUB-ADVISORS, AND FUTURES TRADING ADVISOR	63
ORGANIZATION AND MANAGEMENT OF WHOLLY OWNED SUBSIDIARY	78
CODE OF ETHICS	78
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	79
COMPLIANCE SERVICES	81
CUSTODIAN	81
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81
COUNSEL	82
DISTRIBUTOR	82
SHAREHOLDER SERVICES	84
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	84
PROXY VOTING POLICY	85
PORTFOLIO TURNOVER	86
PORTFOLIO TRANSACTIONS	87
PURCHASES AND REDEMPTIONS OF SHARES	89
SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES	90
WAIVERS AND REDUCTIONS OF UP-FRONT SALES CHARGE ON CLASS A SHARES	90
WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES	91
SHAREHOLDER RIGHTS	92
ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS	93
NET ASSET VALUE	95
TAX INFORMATION	96
FINANCIAL STATEMENTS	113
PERFORMANCE INFORMATION	113
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1
APPENDIX E	E-1
APPENDIX F	F-1
APPENDIX G	G-1
APPENDIX H	H-1
APPENDIX I	I-1

MUTUAL FUND AND VARIABLE INSURANCE TRUST

The Trust is a Delaware statutory trust, which was formed on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective February 22, 2016, the name of the Trust was changed from the Huntington Funds to Mutual Fund and Variable Insurance Trust. As of the date of this SAI, the Trust operates eight separate series or mutual funds, all of which are described in this SAI, each with its own investment objective and strategy. All of the Funds in this SAI, except for Rational/Pier 88 Convertible Securities Fund and Rational/RGN Hedged Equity Fund, are diversified. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading the Prospectus.

Rational Advisors, Inc. (the “Advisor” or “Rational”) acts as investment advisor to the Funds.

Equity Armor Investments, LLC (“Equity Armor”) acts as the sub-advisor to Rational Equity Armor Fund.

Warrington Asset Management LLC (“Warrington”) acts as the sub-advisor to Rational Tactical Return Fund.

Accuvest Global Advisors (“Accuvest”) acts as the sub-advisor to Rational Dynamic Brands Fund.

Newfound Research LLC (“Newfound”) acts as the sub-advisor to the Balanced Allocation Strategy component of the Return Stacked Balanced Allocation & Systematic Macro Fund.

ReSolve Asset Management Inc. (“ReSolve Canada”) acts as the sub-advisor to the Systematic Macro Strategy component of the Return Stacked Balanced Allocation & Systematic Macro Fund.

ReSolve Asset Management SEZC (Cayman) (“Resolve Global” or the “Futures Trading Advisor”) acts as the futures trading advisor to the Systematic Macro Strategy component of the Return Stacked Balanced Allocation & Systematic Macro Fund.

Pier 88 Investment Partners, LLC (“Pier 88”) acts as the sub-advisor to Rational/Pier 88 Convertible Securities Fund.

ESM Management LLC (“ESM”) acts as the sub-advisor to Rational Special Situations Income Fund.

R. G. Niederhoffer Capital Management, Inc. (“RGN”) acts as the sub-advisor to Rational/RGN Hedged Equity Fund.

Equity Armor, Warrington, Accuvest, Newfound, ReSolve Global, ReSolve Canada, Pier 88, ESM, and RGN are each referred to herein as a “Sub-Advisor” and collectively are referred to herein as the “Sub-Advisors.” References herein to the Advisor also include the Sub-Advisors and the Futures Trading Advisor, as applicable.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may

1

determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Trust has established several classes of shares. As of the date of this SAI, the Funds only offer Class A Shares, Class C Shares, and Institutional Shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects, except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (the “Board” or the “Trustees”) may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The Funds have adopted the following fundamental investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Funds which, as used in this SAI, means the vote of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions pertain to each Fund unless otherwise noted. In effectuating Rational Strategic Allocation Fund’s investment goals and strategies, the Fund will look through to the investments of the Underlying Funds. Except as discussed below, the Funds will consider the concentration of underlying investment companies when determining compliance with its own policy.

All Funds except Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund and Rational/RGN Hedged Equity Fund:

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

All Funds except Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund and Rational/RGN Hedged Equity Fund:

(1)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

All Funds except Rational/Pier 88 Convertible Securities Fund and Rational/RGN Hedged Equity Fund:

(1)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2

Return Stacked® Balanced Allocation & Systematic Macro Fund:

(1)	May not invest 25% or more of its net assets in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund; and Rational/RGN Hedged Equity Fund:

(1)	May not issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“SEC”) and as may be amended from time to time.

(2)	May not borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time.

(3)	May not purchase or sell commodities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time.

(4)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time. This restriction does not prevent the Fund from (i) investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or (ii) making, purchasing or selling real estate mortgage loans.

(5)	May not act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(6)	May not make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

Rational/Pier 88 Convertible Securities Fund:

(1)	May not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will consider the investments of underlying investment companies when determining its compliance with this restriction.

Rational Special Situations Income Fund:

(1)	May not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund will invest more than 25% of its total assets in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For the purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities (or repurchase agreements with respect thereto) that are not mortgage-backed securities shall not be considered part of any industry.

3

Rational/RGN Hedged Equity Fund:

(1)	May not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will consider the investments of underlying investment companies when determining its compliance with this restriction.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments resulting from changes in the value of the Fund’s total assets will not be considered a violation of the restriction, with the exception of the Fund’s limitations on borrowings and illiquid investments as described herein or unless otherwise noted herein.

With respect to Rational Special Situations Income Fund’s fundamental restriction on concentration, the Fund will determine the industry classification of asset-backed securities based upon the Advisor’s or Sub-Advisor’s evaluation of the particular industry or group of industries associated with the underlying assets collateralizing the asset-backed security. To the extent sufficient information is reasonably available, the Fund will consider the investments of underlying investment companies when determining its compliance with this policy.

The fundamental limitations of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, certain Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to refer to an investment of more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except a Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance. The Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

OTHER INVESTMENT POLICIES

Rational Equity Armor Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of its net assets in equity securities and assets with similar economic characteristics to equity securities. Rational/Pier88 Convertible Securities Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of its net assets in convertible securities at the time of investment. Rational/RGN Hedged Equity Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80%

4

of its net assets, plus the amount of borrowings for investment purposes, in equity securities. Each Fund will consider the securities held by other investment companies in which the Fund invests when determining compliance with this policy. For purposes of such non-fundamental investment policy, the term “assets” includes the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by such Fund’s name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures). The Board has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s 80% investment policy.

The following investment limitations of Rational Equity Armor Fund and Rational Dynamic Brands Fund are non-fundamental policies. The Funds will not:

(1)	Invest in companies for the purpose of exercising control.

(2)	Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.

(3)	Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the Prospectus) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.

(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.

The following investment limitation of Rational Equity Armor Fund, Rational Tactical Return Fund, and Rational Dynamic Brands Fund is a non-fundamental policy. The Funds will not:

(1)	Invest in other funds in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The following investment limitations are non-fundamental policies of Return Stacked® Balanced Allocation & Systematic Macro Fund. The Fund will not:

(1)	Invest in companies for the purpose of exercising control (with the exception of any wholly-owned subsidiary of the Fund).

(2)	Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.

(3)	Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the Prospectus) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.

(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(5)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

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ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The Prospectus discusses the principal investment strategies of the Funds and the underlying funds. Below you will find more detail about the types of investments and investment practices permitted by each Fund, including the underlying funds, including those which are not part of a Fund’s and/or underlying fund’s principal investment strategy.

Adjustable Rate Notes and Variable and Floating Rate Instruments

Adjustable rate notes include variable rate notes and floating rate notes. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest. Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

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Certificates of Deposit

For a discussion of Certificates of Deposit, please see the “Money Market Instruments” discussion in this section.

Commercial Paper

For a discussion of Commercial Paper, please see the “Money Market Instruments” discussion in this section.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s or Sub-Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”). See “INVESTMENT RATINGS” in Appendix A to this SAI for a description of these ratings.

The credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor or Sub-Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the “credit enhancer”) rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying

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security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times, the Advisor or Sub-Advisor may determine that conditions in securities markets may make pursuing a Fund’s principal investment strategies inconsistent with the best interests of the Fund’s shareholders. At such times, the Advisor or Sub-Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund’s assets. In implementing these temporary “defensive” strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor or Sub-Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor or Sub-Advisor considers consistent with such strategies.

Demand Notes

For a discussion of Demand Notes, please see the “Money Market Instruments” discussion in this section.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund’s exposure to interest rate and currency risks, among other risks, and may also expose a Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor or Sub-Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (“ETCFs”)

ETCFs invest in commodities, either directly or through derivative contracts, and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds (“ETFs”)/Index-Based Securities and Ultrashort ETFs

The Funds may invest in ETFs or Index-based Securities and Ultrashort ETFs as an efficient means of carrying out their investment strategies. Index-based securities are often interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. ETFs may be structured as a UIT, but may also be structured as an open-end investment company. Ultrashort ETFs are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics. As with index-based securities, ETFs sell their interests directly through authorized participants or the interests may be purchased in a secondary market. ETFs, Index-based Securities and Ultrashort ETFs are traded on stock exchanges.

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As with traditional mutual funds, ETFs and Index-based Securities charge asset-based fees, although these fees tend to be relatively low. ETFs and Index-based Securities do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell the shares.

A UIT will generally issue Index-based Securities in aggregations of 50,000, known as “Creation Units”, in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the net asset value (“NAV”) of the Index and the NAV of a Portfolio Deposit. ETFs structured as investment companies also issue large Creation Units generally in exchange for a basket of securities in a proportion similar to the current holdings of the ETF and/or a cash payment.

ETFs and Index-based Securities are not individually redeemable, except upon termination of the UIT or ETF. To redeem, the Fund must accumulate enough Index-based Securities or ETF shares to constitute a Creation Unit (large aggregations of Index-based Securities or ETF shares). The liquidity of holdings of ETFs and Index-based Securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will generally receive Index Securities (or ETF portfolio securities) and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see “Options”)

Options on foreign currencies operate similarly to options on securities and are traded primarily in the OTC market (so-called “OTC options”), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor or Sub-Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See “Foreign Currency Transactions and Foreign Exchange Contracts.” Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the

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underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

 Foreign Currency Transactions and Foreign Exchange Contracts

Foreign currency transactions and foreign exchange contracts include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency and Foreign Currency Futures Contracts”), and purchasing and selling options on foreign currencies (see “Foreign Currency Options”). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and/or buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, each Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment objectives and general investment policies as stated in the Prospectus and this SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. Each Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Prospectus and this SAI.

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Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange.

 Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” See “Foreign Currency Transactions and Foreign Exchange Contracts.”

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that a Fund will only purchase or sell foreign currency futures contracts and related options on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

The purchase and sale of foreign currency futures contracts also subjects the Funds to margin payment requirements. See “Futures Contracts and Options on Futures Contracts — Margin Payments” below.

Foreign Securities (including Emerging Markets Securities and Foreign Government Securities)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S.

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banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Bonds and Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions and Foreign Exchange Contracts.”

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments, including sanctions imposed by other countries or governmental entities, which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s securities are denominated may have a detrimental impact on the Fund.

The taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Developing or emerging market countries may also have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Emerging markets countries may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in developing or emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

Emerging markets countries may also have less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in developing or emerging markets may be limited which can impede a Fund’s ability to evaluate such companies. In addition, certain developing or emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities that hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain developing or emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of developing or emerging market issuers meet PCAOB standards.

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Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities. Emerging securities markets may also be subject to unexpected market closures.

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position) a Fund will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on underlying securities will be valued at the most recent settlement price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts.

Futures and options on futures are regulated by the CFTC.

Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible of the effective rate of return on portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

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On other occasions, a Fund may take a “long” position by purchasing futures on underlying securities. This would be done, for example, when the Advisor or Sub-Advisor expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its corresponding reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts is subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets for the underlying securities. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of the underlying securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Futures contracts and options thereon may also be used for non-hedging purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities, implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However these instruments are used, their successful use is not assured and will depend upon, among other factors, the Advisor’s or Sub-Advisors’ ability to predict and understand relevant market movements.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

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Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event that no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor or Sub-Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. The Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, stock price movements or other factors effecting the underlying security may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained, and the Fund may be exposed to risk of loss.

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Regulation under the Commodity Exchange Act

(Rational Equity Armor Fund, Rational Tactical Return Fund, Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational Strategic Allocation Fund, and Rational/RGN Hedged Equity Fund only)

The Advisor is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and is subject to CFTC regulation with respect to the Funds. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Funds as a result of the Advisor’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Advisor as the Funds’ CPO, the Advisor’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.

Exclusion of Advisor from Commodity Pool Operator Definition

(Rational Dynamic Brands Fund, Rational/Pier 88 Convertible Securities Fund and Rational Special Situations Income Fund only)

With respect to the Funds, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, the Advisor is relying upon a related exclusion from the definition of commodity trading adviser (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Advisor and the Funds intend to comply with the terms of the CPO exclusion, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Funds, their investment strategies, their prospectuses or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish each Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of each Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, a Fund may incur additional compliance and other expenses.

Index Futures Contracts and Options on Index Futures Contracts

An index futures contract is a contract to buy or sell units of a specified index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

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The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (“S&P 100”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). An index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment, as well as for non-hedging, or speculative, purposes. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on indices will not exceed 20% of a Fund’s total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPS,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

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Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners, who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members, who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

 For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment Company Securities, including Money Market Mutual Funds

The Funds may invest in securities of other investment companies (“Acquired Funds”), including ETFs, as an efficient means of carrying out their investment policies and managing their uninvested cash. A Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which a Fund invests.

Except under exemptive rules or relief from the SEC, including Rule 12d1-4 discussed below, a Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When a Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain terms and conditions. Among other conditions, the rule generally requires that, prior to acquiring the securities of another fund in reliance on the rule, the acquiring fund must enter into a fund of funds investment agreement with the acquired fund.

Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions.

Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.

In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by a Fund in investment companies that are money market funds, including money market funds that have the Advisor or an affiliate of the Advisor as an investment adviser.

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Commercial Paper, Demand Notes, Variable Amount Demand Notes and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including commercial paper sold through private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Demand notes and variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

Each of the Funds may only invest in VRDNs that satisfy its credit requirements for commercial paper.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Money Market Instruments

Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, and savings and loan associations, provided that such institutions or associations have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (for example, at least A by S&P Global Ratings (“S&P”) or A by Moody’s Investors Service, Inc. (“Moody’s”)) at the time of investment, or, if not rated, determined by the Advisor or Sub-Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (for example, obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; shares of money market funds, and foreign commercial paper.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits and similar securities.

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Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of Deposit and Time Deposits

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States: Yankee Certificates of Deposit: which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank: and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. A Fund may experience a negative impact on its NAV if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. Although mortgage dollar rolls could add leverage to the Fund’s portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Mortgage-Related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage

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loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. “Ginnie Maes” are mortgage pass-through certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA guaranteed mortgage pass-through certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which the Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Issuers of private mortgage-related securities, or non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-related securities is historically higher because neither the U.S. government nor an agency or instrumentality thereof have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-related security meets the Fund’s quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Advisor determines that the securities meet the Fund’s quality standards. Private mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured

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mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-related securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth under “Investment Restrictions,” by virtue of the exclusion from that test available to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. In the case of privately issued mortgage-backed securities, the Fund categorizes the securities by the issuer’s industry for purposes of the Fund’s industry concentration restrictions.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal

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Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as “CMOs.” Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a benchmark rate or a designated index, such as the Secured Overnight Financing Rate (SOFR) or Cost of Funds Index (COFI) (each, a reference rate). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant reference rate. Thus, any rise in the reference rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the reference rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters may be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund’s investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

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Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or “PO” class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or “IO” class). Therefore, the IO class generally increases in value as interest rates rise and decreases in value as interest rates fall, counter to the PO class and to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund’s inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor or Sub-Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund’s portfolio, while continuing to pursue current income.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities. The interest paid on municipal securities generally is tax-exempt. Municipal securities are issued to obtain funds for various public purposes, including the construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations or to obtain funds for general operating expenses. Municipal leases are issued by a state or local government to acquire equipment or facilities, the obligations of which are typically secured by the leased equipment or facilities.

Non-Investment Grade Securities

The fixed income securities in which the Funds may invest may be rated BB+ or lower by S&P or Ba or lower by Moody’s (referred to as “junk bonds”). Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Obligations of Supranational Entities

For a discussion of Obligations of Supranational Entities, please see the “Foreign Securities” discussion in this section.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

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The premium received from writing a put or call option increases a Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of options depends on the ability of the Advisor or Sub-Advisor to forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Advisor’s or Sub-Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor’s or Sub-Advisor’s expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor or Sub-Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor or Sub-Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect a closing transaction at any particular time or at an acceptable price.

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A Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the OTC markets. A Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor or Sub-Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

 A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor or Sub-Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of the Advisor may be considered such a group. These position limits may restrict the Funds’ ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out

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only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor or Sub-Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor or Sub-Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Generally, an “illiquid security” or “illiquid investment” is any investment that the Funds reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption

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from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act. If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Funds would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security, including the role of parties such as foreign or U.S. custodians, sub-custodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to each Fund in holding illiquid investments is that they may be more difficult to sell if each Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for each Fund to realize an investment’s fair value.

Each Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

Each Fund may not acquire any illiquid investment if, immediately after the acquisition, each Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, each Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of a Fund to decline.

Reverse Repurchase Agreements

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions. As a matter of non-fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities.

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Securities Lending

In order to generate additional income, each of the Funds may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor or Sub-Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. Each Fund may lend up to 33 ⅓% of its total assets. Such loans must be fully collateralized by cash or U.S. government obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, a Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small Cap/Special Equity Situation Securities

Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P SmallCap 600 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the OTC market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Funds’ investments are significant.

Special Purpose Acquisition Companies

The Funds may invest in stocks, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. If the Fund purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant.

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Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Under any circumstances in which the Fund receives a refund of all or a portion of its original investment, the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns. Further, the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled.

An investment in a SPAC may be diluted by additional subsequent offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. Due to the risk of the loss of sponsors’ and other initial investors’ capital if an acquisition is not consummated, sponsors of SPACs may be incentivized to consummate acquisitions at less attractive valuations at the expense of SPAC shareholders. In addition, as the number of SPACs grows, there is greater competition between SPACs and traditional purchasers of companies, which further increases the likelihood that sponsors may be incentivized to consummate acquisitions at less attractive valuations.

SPACs and similar entities are in essence “blank check” companies without operating histories or ongoing business operations (other than identifying and pursuing acquisitions) and the potential for the long term capital appreciation of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and may depreciate significantly over time. Some SPACs may pursue acquisitions only within certain industries or regions, which may ultimately lead to an increase in the volatility of their prices following the acquisition. In addition, some of these securities may be considered illiquid and/or subject to restrictions on resale, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value.

Swaps

The Funds may enter into swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Swaps may also be used for hedging purposes or to seek to increase total return. Swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the swap contract had been invested in different stocks (or a group of stocks).

The Funds will generally enter into swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap contract or periodically during its term. Swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive, if any.

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Regulatory Risk

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

The SEC has adopted a new regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Pursuant to Rule 18f-4, if a fund that utilizes derivatives qualifies as a “limited derivatives user” (generally, a fund that limits the notional amount of its derivatives transactions to 10% or less of its net assets), it is required to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risks. If a fund does not so qualify, it is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the fund incurs from its derivatives transactions.

Tax-Exempt Commercial Paper and Tax-Exempt Securities

Tax-exempt commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. The obligations are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit

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and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”) and bond anticipation notes (“BANs”). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. Tax-exempt commercial paper is typically backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called “industrial development bonds”) may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds if such investor is a “substantial user” of facilities which are financed by private activity bonds or industrial development bonds or a “related person” of such a substantial user.

 Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the municipal obligation plus accrued interest. The Advisor or Sub-Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high-quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund that purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

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Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Time Deposits

For a discussion of Time Deposits, please see the “Money Market Instruments” discussion in this section.

Treasury Receipts

For a discussion of Treasury Receipts, please see the “Money Market Instruments” discussion in this section.

Unit Investment Trusts

Unit Investment Trusts are a type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury; such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as GNMA participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the GNMA, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban

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Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, which are not backed by the full faith and credit of the U.S. Government but receive support through federal subsidies, loans or other benefits include those issued by the Federal Home Loan Bank System, FHLMC, FNMA and Tennessee Valley Authority in support of such obligations.

Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

From time to time uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling,” could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If the Fund holds securities of a U.S. Government-sponsored entity that is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund will be adversely impacted.

U.S. Treasury Obligations

For a discussion of U.S. Treasury Obligations, please see the “U.S. Government Securities” discussion above.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued and Delayed Delivery Transactions

When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place or that the seller will fail to complete the transaction. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement. A Fund will not pay for such securities or start earning interest on them until they are received.

With the exception of Rational Equity Armor Fund and Rational Dynamic Brands Fund, each of which may invest up to 25% of its total assets in securities purchased on a when-issued or delayed delivery basis, a Fund may invest up to 20% in when-issued and delayed delivery transactions.

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Zero-Coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately.

Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in the Prospectus. Additional risk factors are outlined below.

Active Trading Risk

Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

ADRs and Domestically Traded Foreign Securities Risk

Because the Funds may invest in ADRs and other domestically traded securities of foreign companies, the Funds’ share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than

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U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Advisor or Sub-Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Advisor’s Potential Conflict Risk

In managing Rational Strategic Allocation Fund, the Advisor has sole discretion in selecting and substituting the Underlying Funds in which the Fund will invest at any given time. Because the Advisor is primarily responsible for managing Rational Strategic Allocation Fund and certain of the Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates Rational Strategic Allocation Fund’s assets among the various Underlying Funds. The conflict primarily arises because the expenses paid by the Advisor in connection with its management of certain of the Underlying Funds could be higher than expenses paid for other Underlying Funds, likewise, fees payable to the Advisor and/or its affiliates (primarily management fees) by some Underlying Funds are higher than the fees payable by other Underlying Funds. See “Fees Paid to Advisor and Affiliates.”

Allocation Risk

Because Rational Strategic Allocation Fund seeks to maintain a certain level of exposure to futures contracts and to Underlying Funds, the Fund has less flexibility in its investment strategies than funds that are not subject to such limitations. In addition, the asset allocations made by the Fund may not effectively decrease risk or increase returns for investors.

Asset-Backed Securities Risk

Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Class/Sector/Region Focus Risk

When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region, industry or sector or asset class, such as real estate-related or commodities-related securities, it is subject to increased risk. Performance will generally depend on the performance of the particular region, industry or sector or asset class, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region, industry or sector or asset class may have a greater effect on the Fund than it would on a fund that did not focus on the region, industry or sector or asset class.

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Counterparty Risk

This is the risk that the guarantor of a fixed-income security, the counterparty to an OTC derivatives contract or a borrower of a Fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Enhancement Risk

The securities in which the Funds invest may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest its assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

Many fixed income securities receive credit ratings from NRSROs which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Advisor’s or Sub-Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Derivative Contracts and Hybrid Instruments Risk

A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and the risk that any loss generated by that derivative or other instrument will not be offset by a gain.

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Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the Prospectus or this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Digital Assets Futures Risk

A Fund would be indirectly exposed to risks of investing in digital assets through its investments in digital asset futures contracts, such as Bitcoin and/or Ether. In addition to the risks of futures contracts generally, the markets for digital asset futures contracts have additional unique risks. The markets for digital asset futures contracts may be less developed, less liquid and more volatile than more established futures markets. Digital assets such as Bitcoin and Ether are technological innovations with a limited history and, while the markets for Bitcoin and Ether futures contracts markets have grown substantially since they commenced trading, there can be no assurance that this volume and growth will continue.

Digital asset futures contracts may be subject to larger collateral requirements and have exposure limits imposed by brokers and exchanges. These limits may impact a Fund’s ability to achieve its desired exposure. As with other futures markets, during periods of high volatility or illiquidity, it may be difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors that influences the liquidity of the market for digital assets futures may cause the market to become illiquid, for short or long periods. In such markets, a Fund’s subsidiary (through which such Fund would purchase digital asset futures contracts) may not be able to buy and sell digital asset futures contracts quickly (or at all) or at the desired price. Such market illiquidity may cause losses for the Fund.

The price of digital asset futures contracts is based on the expected price of the respective digital asset on certain digital asset exchanges on the expiration date of the digital asset futures contracts. Digital asset futures prices reflect the price of the respective digital asset on certain digital asset exchanges only, and not cash markets. The liquidity of markets for digital asset futures depends on, among other things: the supply and demand for the digital asset; the adoption of the digital asset for commercial uses; the anticipated increase of investments in and investment products related to the digital asset by retail and institutional investors; speculative interest in the digital asset, futures on the digital asset and investment products related to the digital asset; regulatory or other restrictions on investors’ ability to invest in digital asset futures; and the potential ability to hedge against the price of digital asset with the related digital asset futures (and vice versa).

Emerging Markets Risk

In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of certain securities, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities will fluctuate and can decline, based on changes in a company’s financial condition and overall market and economic conditions, reducing the value of the Fund.

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Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

ETCFs Risk

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest; however, most ETCFs utilize futures trading to implement their strategies, which may produce returns that differ from those that would result from owning the underlying commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic, or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because the Fund buys and sells ETCFs at market price, it may pay more than NAV when buying an ETCF and receive less than NAV when selling an ETCF. Additionally, an active trading market for an ETCF’s shares may not develop or be maintained. The trading of an ETCF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Finally, the Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

Exchange-Traded Funds/Index-Based Securities Risk

An investment in an ETF or Index-based Security generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF or Index-based Security can fluctuate up or down, and the Fund could lose money investing in an ETF or Index-based Security if the prices of the securities owned by the ETF or Index-based Security decrease. In addition, ETFs and Index-based Securities may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s or Index-based Security’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s or Index-based Security’s shares may not develop or be maintained; or (iii) trading of an ETF’s or Index-based Security’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. See also “Ultrashort ETFs Risk” for further discussion of risks associated with investments in ETFs.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

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Foreign Investment/Currency Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments, as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies. These factors may affect the value of investments in those companies. In addition, certain companies may operate in, or have dealings with, countries that the U.S. Government has identified as state sponsors of terrorism. As a result, such companies may be subject to specific constraints or regulations under U.S. law and, additionally, may be subject to negative investor perception, either of which could adversely affect such companies’ performance.

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may also result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Funds.

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In the wake of the financial crises that began in 2008, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at a low level. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

However, continued economic recovery and rising interest rates could cause the value of a Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance.

Hedging Risk

When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. See also “Government Intervention and Extreme Volatility Risk.”

Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and increased redemptions, and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates and/or volatility. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Funds. During periods when inflation rates are high or rising, the Funds may be subject to a greater risk of rising interest rates.

In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations.

If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This

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may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

The low interest rate environment observed in prior years was created in part by actions taken by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to keep the federal funds rate at a low level, including expanding the scope of its repurchase agreement operations, and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. In recent years, the Federal Reserve has “tapered” its quantitative easing programs and, in 2022, began implementing increases to the federal funds rate. The current outlook for interest rates is unclear. As interest rates rise, there is risk that rates across the financial system also may rise. Changes in government intervention may have adverse effects on the Fund’s investments, volatility, and illiquidity in debt markets. Interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Investment Style Risk

The particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those funds that favor other kinds of securities.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives and reverse repurchase agreements, and may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund, and therefore in the Fund’s NAV, will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. The Advisor will monitor and manage leverage risk in compliance with its derivatives risk management program. For discussion of the impact of new government regulations on the Fund’s approach to managing leverage risk, see “Regulatory Risk” above.

Liquidity Risk

Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open,

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and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk

The Advisor or Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Fund that invests primarily in one of these categories, it is subject to the risk that that category may be out of favor with investors due to current market conditions. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies. Some small and medium capitalization companies also may be relatively new issuers, which carries additional risks. Investments in new issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably, in response to expected, real or perceived, economic, political or financial events in the U.S. or global markets. Market disruptions caused by local or regional events such as financial institution failures, changes in government, fiscal, regulatory and/or trade policy, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, trading and tariff arrangements, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Significant tariff disputes between trading partners can cause affected countries to retaliate, resulting in “trade wars” which can cause negative effects on the economies of such countries, as well as the global economy. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. The risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others. During periods of market disruption, the Fund’s exposure to risks described elsewhere in this summary will likely increase.

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Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Collateralized Mortgage Obligations: A Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities: Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to those of mortgage-backed securities.

Non-Investment Grade Securities Risk

The securities in which the Fund may invest may be rated below investment grade. Such securities are known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Prepayment Risk

Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security repays principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

●	declines in the value of real estate;

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●	risks related to general and local economic conditions;

●	possible lack of availability of mortgage funds;

●	overbuilding;

●	extended vacancies of properties;

●	increased competition;

●	increases in property taxes and operating expenses;

●	change in zoning laws;

●	losses due to costs resulting from the clean-up of environmental problems;

●	liability to third parties for damages resulting from environmental problems;

●	casualty or condemnation losses;

●	limitations on rents;

●	changes in neighborhood values and the appeal of properties to tenants; and

●	changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a Fund’s shares may change at different rates compared to the value of shares of a Fund with investments in a variety of different industries.

Securities of companies in the real estate industry include REITs, including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. These factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Market Capitalization Risk” for a discussion of the risks associated with investments in these companies.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and consequently, the Fund, to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying

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securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of each Fund’s portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment advisor, sub-investment advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality, including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings on Forms N-CSR and Form N-PORT two months after the end of each semi-annual period/quarter.

None of the Fund, the Advisor, a Sub-Advisor, or a Futures Trading Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds, and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about the Board and the senior officers of the Trust. The Board is composed of three Trustees, two of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”). Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, year of birth, present position(s) held with the Trust and principal occupations for at least the past five years. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same

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capacity for Strategy Shares, another open-end investment company that includes other series managed by the Advisor. Collectively, the Trust, Strategy Shares, Mutual Fund Series Trust, Catalyst Enhanced Systematic Alpha Fund LP, Catalyst Enhanced Systematic Alpha Offshore Fund, Ltd., Catalyst Enhanced Systematic Alpha Master Fund LP and Catalyst/Perini Strategic Income Fund constitute the “Fund Complex.”

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	53

Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, since 2006; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit and Risk and Compliance Committees since 2016; Chair of Investment Committee since November 2020	Attorney, private practice, since 2011.	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Trustee and Chair of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chair of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund; Trustee, Mutual Fund Series Trust since April 2022.

*	The term of office of each Trustee is indefinite.

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Interested Trustee Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Donald McIntosh** Year of Birth: 1967	Trustee	Since 2016	Internal Audit Supervisor, Santander Bank, since 2021; Commercial Banking Business Control Officer, Santander Bank, 2017-2021.	17	Trustee, Strategy Shares, since 2016; Trustee, AlphaCentric Prime Meridian Income Fund from 2018 to 2023.

*	The term of office of each Trustee is indefinite.

**	Mr. McIntosh is considered an interested person of the Trust by reason of a financial connection between certain of his family members and management personnel of the Advisor.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC, 2013 – May 2021; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021.
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC since 2022; Investment Operations Analyst, MFund Management LLC, 2020--2021.
Thomas Hamel 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1969	Vice President	Since 2024	Vice President, Mutual Fund Series Trust and Catalyst/Perini Strategic Income Fund, November 2024 – Present; Managing Director, Head of Investment Operations, Catalyst Capital Advisors LLC, AlphaCentric Advisors LLC and Rational Advisors, Inc, since January 2024; COO, Head of Investment Operations & Accounting, Captain Technologies, 2020–2024; Head of Client & Investment Operations, Aksia LLC, 2009—2020.
Erik Naviloff 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246 Year of Birth: 1968	Treasurer	Since 2016	Vice President—Fund Administration, Ultimus Fund Solutions, LLC since 2012.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.

*	Officers do not receive any compensation from the Trust.

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Compensation of the Board

The Trustees are paid a quarterly retainer, and receive compensation for each meeting of the Trust’s Risk and Compliance Committee, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Chairman of the Board and the Chairmen of the Audit and Risk and Compliance Committees receive an additional fee per Fund per quarter. The Trust reimburses each of the Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The following table describes the compensation paid to the Trustees of the Trust during the fiscal year ended December 31, 2024.

Compensation Table
Trustee	Mr. Caldwell	Mr. Lachenauer	Mr. McIntosh
Aggregate Compensation from the Trust	$51,500	$55,500	$31,700
Total Compensation from Fund Complex	$306,383	$262,383	$61,433[1]

[1]	Does not include compensation from Mutual Fund Series Trust and Catalyst/Perini Strategic Income Fund, of which he did not serve on the Board during the fiscal year ended December 31, 2024.

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Trustee Ownership of Shares in a Fund and in the Fund Complex as of December 31, 2024

Trustees
Dollar Range of Equity Securities	Mr. Caldwell	Mr. Lachenauer	Mr. McIntosh
Rational Equity Armor Fund	None	None	None
Rational Tactical Return Fund	None	None	None
Rational Dynamic Brands Fund	None	None	None
Rational Strategic Allocation Fund	None	None	None
Return Stacked® Balanced Allocation & Systematic Macro Fund	None	None	None
Rational/Pier 88 Convertible Securities Fund	None	None	None
Rational Special Situations Income Fund	$10,001 - $50,000	None	None
Rational/RGN Hedged Equity Fund	None	None	None
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Fund Complex	Over $100,000	$10,001 - $50,000	None

As of December 31, 2024, none of the Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor, Sub-Advisors, Futures Trading Advisor, or Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor, Sub-Advisors, Futures Trading Advisor, or Distributor.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as chair of the audit committee for over ten years. Mr. Caldwell also serves as a Trustee of other registered investment companies in the Fund Complex. His experience in the real estate and investment

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industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the Funds.

Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

Donald McIntosh

Mr. McIntosh is an Internal Audit Supervisor for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition provides the Board with knowledge about investment strategies used by the advisors of the Funds. Mr. McIntosh also serves as a Trustee of other registered investment companies in the Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board holds four regular meetings each year to consider and address matters involving the Funds and the Trust. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having two Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Committees of the Board

The Board has three standing committees, the Audit Committee, the Risk and Compliance Committee, and the Investment Committee.

Audit Committee. The Audit Committee is currently comprised of Mr. Caldwell and Mr. Lachenauer. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met three times during the fiscal year ended December 31, 2024.

Risk and Compliance Committee. The Risk and Compliance Committee is comprised of each of the Trustees. The Risk and Compliance Committee is responsible for general oversight of the Trust’s compliance with the legal and

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regulatory requirements of the Trust’s operations. The Risk and Compliance Committee also serves as a means to provide feedback and guidance to the Trust’s CCO and assists the Board in identifying and managing risks. The Risk and Compliance Committee met four times during the fiscal year ended December 31, 2024.

Investment Committee. The Investment Committee is comprised of each of the Trustees. The primary purpose of the Investment Committee is to oversee and guide the process by which the Board evaluates the investment performance of each of the Trust’s series. The Investment Committee also considers and evaluates each investment advisor or sub-advisor (including unaffiliated sub-advisors) or portfolio manager framework for identifying, prioritizing, and managing investment risk. The Investment Committee met twice during the fiscal year ended December 31, 2024.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Funds.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Funds’ investment policies and procedures, as well as valuation of the Funds’ securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Funds.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by the Advisor that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s Liquidity Risk Management (“LRM”) Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

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PRINCIPAL HOLDERS OF SECURITIES

Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of Shares of any Fund. As of April 4, 2025, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Rational Equity Armor Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	119,214.4460	13.20%

As of April 4, 2025, securities of Rational Equity Armor Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab and Co ATTN Mutual Funds 211 Main St San Francisco, CA 94105	16,657.1090	14.74%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	26,824.2770	23.74%
Wells Fargo Clearing Services FBO Dolores A. Villate 2801 Market Street Saint Louis, MO 63103	12,594.4580	11.14%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	6,242.1970	5.52%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	5,915.6130	5.23%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	5,964.7900	5.28%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7,515.0660	6.65%

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As of April 4, 2025, securities of Rational Equity Armor Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	506,655.2280	16.92%
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	852,625.4890	28.47%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Equity Armor Fund Institutional Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Institutional Shares of the Fund.

Rational Tactical Return Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab Attn Mutual Funds 211 Main Street San Francisco, CA 94105	24,393.1150	18.61%
Raymond James Attn Mutual Fund Reconciliation 880 Carillon Parkway Saint Petersburg, FL 33716	9,204.4120	7.02%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	7,655.8350	5.84%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 073101	9,903.7820	7.56%
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	25,820.5530	19.70%

As of April 4, 2025, securities of Rational Tactical Return Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A Shares of the Fund.

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Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	107,450.4700	59.35%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Tactical Return Fund Class C shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C Shares of the Fund.

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab Attn Mutual Funds 211 Main Street San Francisco, CA 94105	183,814.5430	5.98%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	590,566.6880	19.21%
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	1,058,460.7720	34.42%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Tactical Return Fund Institutional Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Institutional Shares of the Fund.

Rational Dynamic Brands Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	36,773.7340	9.03%
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	33,583.1830	8.25%

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As of April 4, 2025, securities of Rational Dynamic Brands Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A Shares of the Fund.

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab Attn Mutual Funds 211 Main Street San Francisco, CA 94105	24,127.8280	16.45%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	60,471.9490	41.22%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Dynamic Brands Fund Class C shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C Shares of the Fund.

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Fl New York, NY 10004-1901	177,589.4940	21.50%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	229,529.9790	27.79%*
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	88,956.9110	10.77%

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Dynamic Brands Fund Institutional Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Institutional Shares of the Fund.

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Rational Strategic Allocation Fund

Class A Shares

As of April 4, 2025, no single shareholder owned of record, beneficially, or both, 5% or more of Class A shares of Rational Strategic Allocation Fund.

As of April 4, 2025, securities of Rational Strategic Allocation Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A Shares of the Fund.

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,163.5360	8.45%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	2,484.5190	18.05%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,196.9610	8.69%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,743.9740	12.67%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,199.6150	8.71%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,199.6150	8.71%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,097.6740	7.97%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,242.2600	9.02%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	767.9360	5.58%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	791.2090	5.75%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	767.9260	5.58%

As of April 4, 2025, securities of Rational Strategic Allocation Fund Class C Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C Shares of the Fund.

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Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry Szilagyi & Isobel Szilagyi 200 Dorado Beach Dr Apt 3642 Dorado, PR 00646-2253	50,669.4600	33.60%*
Isobel Szilagyi Family Trust 5 Abbington Dr Huntington, NY 11743	99,206.3490	65.79%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Strategic Allocation Fund Institutional Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Institutional Shares of the Fund.

Return Stacked® Balanced Allocation & Systematic Macro Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	28,281.0160	50.69%*
Pershing LLCP.O. Box 2052 Jersey City, NJ 07303-9998	2,870.1020	5.14%
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	16,402.1400	29.40%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Return Stacked® Balanced Allocation & Systematic Macro Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial Attn Mutual Fund Operation P.O. Box 509046 San Diego, CA 92150-9046	132,674.1570	82.16%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

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As of April 4, 2025, securities of Return Stacked® Balanced Allocation & Systematic Macro Fund Class C shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C Shares of the Fund.

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	733,896.2910	24.53%
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	1,001,178.3840	33.47%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Return Stacked® Balanced Allocation & Systematic Macro Fund Institutional Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Institutional Shares of the Fund.

Rational/Pier 88 Convertible Securities Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
RBC Capital Markets, LLC Attn Mutual Funds 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-1931	4,963.6450	12.13%
Charles Schwab Attn Mutual Funds 211 Main Street San Francisco, CA 94105	4,500.4500	11.00%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	8,443.2070	20.64%
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	17,386.6050	42.50%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

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As of April 4, 2025, securities of Rational/Pier 88 Convertible Securities Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A Shares of the Fund.

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	3,970.9350	16.70%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	1,974.6400	8.31%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	1,403.3290	5.90%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	1,642.1580	6.91%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	1,919.9080	8.08%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	1,474.8680	6.20%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	1,787.2670	7.52%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	1,462.9220	6.15%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	1,856.1840	7.81%

As of April 4, 2025, securities of Rational/Pier 88 Convertible Securities Fund Class C Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C Shares of the Fund.

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Band & Co c/o US Bank 1555 N. Rivercenter Dr, suite 302 Milwaukee, WI 53212	4,740,609.3730	25.56%*
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	6,375,486.4010	34.37%*
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6,595,436.2170	35.55%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

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As of April 4, 2025, securities of Rational/Pier 88 Convertible Securities Fund Institutional Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Institutional Shares of the Fund.

Rational Special Situations Income Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main St San Francisco, CA 94105	454,957.1690	15.44%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	416,320.1890	14.13%
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	1,173,423.2330	39.83%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Special Situations Income Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A Shares of the Fund.

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main St San Francisco, CA 94105	514,983.7740	23.59%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	724,002.8030	33.17%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Special Situations Income Fund Class C Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C Shares of the Fund.

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Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co Attn Mutual Funds 211 Main Street San Francisco, CA 94105	3,713,840.3000	6.45%
LPL Financial ATTN Mutual Fund PO Box 509046 San Diego, CA 92150-9046	16,269,041.3050	28.25%*
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	13,910,586.6640	24.15%

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational Special Situations Income Fund Institutional Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Institutional Shares of the Fund.

Rational/RGN Hedged Equity Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
David Miller 1521 Alton Rd, Suite 527 Miami Beach, FL 33139	1,077.2610	47.26%*
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94106	1,123.8360	52.74%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational/RGN Hedged Equity Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A Shares of the Fund.

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
David Miller 1521 Alton Rd, Suite 527 Miami Beach, FL 33139	1,005.3260	100.00%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

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As of April 4, 2025, securities of Rational/RGN Hedged Equity Fund Class C Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C Shares of the Fund.

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
David Miller 1521 Alton Rd, Suite 527 Miami Beach, FL 33139	98,774.4250	10.97%
Jerry J. Szilagyi 2015 Family Trust 5 Abbington Dr Huntington, NY 11743	151,440.3290	16.82%
Jerry Szilagyi 200 Dorado Beach Dr, Suite 3642 Dorado, PR 00646	101,440.3290	11.27%
The Niederhoffer Foundation 40 Riverside Drive New York, NY 10023	516,439.7350	57.35%*

*	Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of April 4, 2025, securities of Rational/RGN Hedged Equity Fund Institutional Shares owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Institutional Shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR, SUB-ADVISORS, AND FUTURES TRADING ADVISOR

Rational Advisors, Inc., has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The address of the Advisor is 53 Palmeras St. Suite 601, San Juan, PR 00901. The Advisor is under common control with Catalyst Capital Advisors LLC, Catalyst International Advisors LLC, and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “fund complex.”

The Management Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

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For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of each Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Equity Armor Fund	0.75%	0.70%	0.65%
Rational Dynamic Brands Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Tactical Return Fund	1.75%
Rational Strategic Allocation Fund	0.10%
Return Stacked® Balanced Allocation & Systematic Macro Fund	1.75%
Rational/Pier 88 Convertible Securities Fund	0.85%
Rational Special Situations Income Fund	1.50%
Rational/RGN Hedged Equity Fund	1.75%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of a Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has entered into an expense limitation agreement with each Fund (the “Expense Agreement”), under which the Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and

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litigation expenses and (vii) with respect to Rational Special Situations Income Fund only, costs and expenses of litigation or claims on behalf of the Fund regarding portfolio investments initiated (or threatened) by the investment advisor or sub-advisor), through April 30, 2026. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment. The Expense Agreement shall terminate automatically upon the termination of the Management Agreement. The Advisor may elect in its discretion to terminate the Expense Agreement for any period following the term period of the Expense Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of a Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

Fund	Expense Limitation (as a percentage of average daily net assets)
	Class A	Class C	Institutional
Rational Equity Armor Fund	1.85%	2.60%	1.60%
Rational Tactical Return Fund	2.24%	2.99%	1.99%
Rational Dynamic Brands Fund	1.49%	2.24%	1.24%
Rational Strategic Allocation Fund	0.70%	1.45%	0.45%
Return Stacked® Balanced Allocation & Systematic Macro Fund	2.22%	2.97%	1.97%
Rational/Pier 88 Convertible Securities Fund	1.24%	1.99%	0.99%
Rational Special Situations Income Fund	2.00%	2.75%	1.75%
Rational/RGN Hedged Equity Fund	2.24%	2.99%	1.99%

The Management Agreement with the Funds continues in effect for an initial two-year term and then from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Funds. The Management Agreement may be terminated at any time upon 60 days’ written notice by a Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment.

A discussion of the matters considered by the Board in connection with the renewal or approval, as applicable, of the Management Agreement with respect to each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2024.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the Funds.

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The table below provides information about the advisory fees paid to the Advisor for each Fund for each of the last three fiscal years or period ended December 31:

Fund		2022	2023	2024
Rational Equity Armor Fund	Total Advisory Fee	$521,483	$390,600	$255,154
	Waiver/Reimbursement	$0	$0	$0
	Net Advisory Fee	$521,483	$390,600	$255,154

Rational Tactical Return Fund	Total Advisory Fee	$4,829,049	$2,949,032	$1,730,308
	Waiver/Reimbursement	$(91,334)	$(133,607)	$(145,342)
	Net Advisory Fee	$4,737,715	$2,815,425	$1,584,966

Rational Dynamic Brands Fund	Total Advisory Fee	$485,826	$385,826	$536,414
	Waiver/Reimbursement	$0	$(9,477)	$9,477
	Net Advisory Fee	$485,826	$376,349	$545,891

Rational Strategic Allocation Fund	Total Advisory Fee	$ 8,616	$8,081	$11,162
	Waiver/Reimbursement	$(86,462)	$(97,614)	$(125,298)
	Net Advisory Fee	$0	$0	$0

Return Stacked® Balanced Allocation & Systematic Macro Fund	Total Advisory Fee	$ 2,483,255	$2,366,630	$1,502,958
	Waiver/Reimbursement	$(117,342)	$(213,553)	$(189,006)
	Net Advisory Fee	$ 2,365,913	$2,153,077	$1,313,952

Rational/Pier 88 Convertible Securities Fund	Total Advisory Fee	$ 984,143	$978,744	$1,238,288
	Waiver/Reimbursement	$(193,523)	$(228,670)	$(243,694)
	Net Advisory Fee	$790,620	$750,074	$994,594

Rational Special Situations Income Fund	Total Advisory Fee	$12,009,249	$12,105,835	$12,898,904
	Waiver/Reimbursement	$(152,205)	$(348,053)	$(529,931)
	Net Advisory Fee	$11,857,044	$11,757,782	$12,368,973

Rational/RGN Hedged Equity Fund*	Total Advisory Fee	N/A	N/A	$27,967
	Waiver/Reimbursement	N/A	N/A	$(109,782)
	Net Advisory Fee	$0	$0	$0

*	Rational/RGN Hedged Equity Fund commenced operations on September 27, 2024.

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The Sub-Advisors and Futures Trading Advisor

Rational Equity Armor Fund

Equity Armor serves as the Fund’s sub-advisor pursuant to a sub-advisory agreement with the Advisor. Equity Armor is located at 318 West Adams Street, 10th Floor, Chicago, IL 60606. Equity Armor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is an independent asset management firm. Founded in 2010, Equity Armor provides investment management services to individuals, trusts, institutions, advisory firms, and investment companies. Equity Armor is controlled by Brian Stutland and Afshin Rahbari due to their ownership of Equity Armor. Under the supervision of the Advisor, Equity Armor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Equity Armor is responsible for maintaining certain transaction and compliance related records of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Equity Armor 50% of the net management fee paid by the Fund to the Advisor. For this purpose, “net management fee” is defined as management fees less fee waivers due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including, but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and Advisor. The fee paid to Equity Armor by the Advisor is paid from the Advisor’s management fee and is not an additional cost to the Fund. The sub-advisory agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the sub-advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024. For the fiscal years ended December 31, 2022, 2023, and 2024, Equity Armor received, $260,742, $195,300, and $127,577, respectively, in sub-advisory fees for its services to the Fund.

Rational Tactical Return Fund

Warrington serves as the Fund’s sub-advisor pursuant to a sub-advisory agreement with the Advisor. Warrington, the predecessor of which was founded in 2008, is located at 200 Crescent Court, Suite 520, Dallas, TX 75201. Warrington is registered as an investment adviser under the Advisers Act and is an independent asset management firm. Scott C. Kimple, a portfolio manager of the Fund, is the Principal of Warrington and a control person of Warrington due to his ownership of more than 25% of Warrington.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Warrington 50% of the net advisory fees paid by the Fund to the Advisor. For this purpose, “net advisory fees” are defined as management fees less fee waivers due to the expense cap. The fee paid to Warrington by the Advisor is paid from the Advisor’s management fee and is not an additional cost to the Fund. The sub-advisory agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the sub-advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024. For the fiscal years ended December 31, 2022, 2023, and 2024 Warrington received, $2,368,858, $1,407,713, and $792,483 respectively, in sub-advisory fees for its services to the Fund.

Rational Dynamic Brands Fund

Accuvest serves as sub-advisor to the Fund pursuant to a sub-advisory Agreement with the Advisor. Accuvest is located at 3575 N. 100 E. Suite 350, Provo, UT 84604. Accuvest is registered as an investment adviser under the Advisers Act. Accuvest has been providing investment advice to individual and institutional investors since 2005. Accuvest is 100% owned by MIG Inc.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Accuvest 50% of the net advisory fees paid by the Fund to the Advisor. For this purpose, “net advisory fees” are defined as management fees less fee waivers due to the expense caps and any revenue sharing, administration or sub-transfer agency fees not paid

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by the Fund. The fee paid to Accuvest by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The sub-advisory agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the sub-advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024. For the fiscal years ended December 31, 2022, 2023, and 2024, Accuvest received $242,913, $188,174, and $272,945, respectively, in sub-advisory fees for its services to the Fund.

Return Stacked® Balanced Allocation & Systematic Macro Fund

Sub-Advisor of the Balanced Allocation Strategy

Newfound serves as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Advisor. Newfound is registered as an investment adviser under the Advisers Act. Newfound is located at 200 Central Ave 4th Floor, Suite 324, St. Petersburg, FL 33701. Newfound was founded in 2008 and provides investment management services to ETFs, registered investment advisers, broker-dealers and other asset management firms and financial intermediaries. Newfound is owned and controlled by Corey Hoffstein (through his wholly owned company, Newfound Holdings LLC). Mr. Hoffstein owns 94.45% of Newfound.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Newfound 33.33% of the net advisory fees paid by the Fund to the Advisor with respect to the value of the Fund’s shares held by shareholder accounts created with the Fund’s transfer agent after December 31, 2024. For this purpose, “net advisory fees” are defined as management fees less fee waivers or expense reimbursements due to expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including, but not limjted to, litigation and legal expenses. The fee paid to Newfound by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The current sub-advisory agreement is effective for an initial two-year period and will continue in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the sub-advisory agreement will be available in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024. Newfound commenced serving as the sub-adviser to the Balanced Allocation Strategy component of the Fund’s portfolio on January 1, 2025.

Sub-Adviser of the Systematic Macro Strategy

ReSolve Canada serves as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Advisor. ReSolve Canada is registered as an investment adviser under the Advisers Act. ReSolve Canada is located at 401 Bay Street, 16th Floor, Toronto, Ontario, M5H 2Y4. ReSolve Canada was founded in 2015 and provides investment management services to registered investment companies. ReSolve Canada is controlled by Mighty Oak Holdings Inc., which in turn is owned 45% by ReSolve Global and 55% by employees of ReSolve Canada.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays ReSolve Canada (i) 8.33% of the net advisory fees paid by the Fund to the Advisor with respect to the value of the Fund’s shares held by shareholder accounts created with the Fund’s transfer agent after December 31, 2024, and (ii) 12.5% with respect to the value of the Fund’s shares held by shareholder accounts created with the Fund’s transfer agent on or prior to December 31, 2024. For this purpose, “net advisory fees” are defined as management fees less fee waivers or expense reimbursements due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including, but not limited to, litigation and legal expenses. The fee paid to ReSolve Canada by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The current sub-advisory agreement is effective for an initial two-year period and will continue in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the sub-advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024. For the fiscal years ended December 31, 2022, 2023, and 2024, ReSolve Canada received $295,739, $269,135, and $164,244, respectively, in sub-advisory fees for its services to the Fund.

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Futures Trading Adviser of the Systematic Macro Strategy

ReSolve Global serves as the futures trading advisor to the Fund pursuant to a futures trading advisory agreement with the Advisor. ReSolve Global is located at 90 North Church Street Strathvale House, 5th Floor George Town, Grand Cayman, Cayman Islands, KY1-9012. ReSolve Global is registered with the CFTC as a “commodity pool operator” and as a “commodity trading advisor.” ReSolve Global is registered with the Cayman Islands Monetary Authority as a Registered Person under section 5(4) and schedule 4 of the Securities Investment Business Law (as revised and amended) of the Cayman Islands. Founded in 2019, ReSolve Global, in addition to serving as the Fund’s futures trading advisor, provides investment management and futures trading advisor services to global clients. ReSolve Global is owned by Michael Philbrick, Adam Butler and Rodrigo Gordillo.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays ReSolve Global (i) 25% of the net advisory fees paid by the Fund to the Advisor with respect to the value of the Fund’s shares held by shareholder accounts created with the Fund’s transfer agent after December 31, 2024, and (ii) 37.5% with respect to the value of the Fund’s shares held by shareholder accounts created with the Fund’s transfer agent on or prior to December 31, 2024. For this purpose, “net advisory fees” are defined as management fees less fee waivers or expense reimbursements due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including, but not limited to, litigation and legal expenses. The fee paid to ReSolve Global by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Futures Trading Advisory Agreement is effective for an initial two-year period and will continue in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Futures Trading Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024. ReSolve Global commenced serving as the Fund’s futures trading advisor on April 1, 2021. For the fiscal years ended December 31, 2022, 2023, and 2024, ReSolve Global received $887,218, $807,404, and $492,732, respectively, in futures trading advisory fees for its services to the Fund.

Rational/Pier 88 Convertible Securities Fund

Pier 88 serves as the sub-advisor to the Fund under a sub-advisory agreement with the Advisor. Pier 88 is located at 71 Stevenson Street, Suite 825, San Francisco, CA 94105. Pier 88 is registered as an investment adviser under the Advisers Act. Pier 88 was founded in 2013 and provides investment management services to pooled investment vehicles and institutional clients. Pier 88 Investment Partners is a privately owned entity. Frank Timons is the CEO of the company and majority owner.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Pier 88 50% of the Fund’s net advisory fees paid by the Fund to the Advisor. For this purpose, “net advisory fees” are defined as management fees less fee waivers or expense reimbursements due to the expense limitation agreement between the Trust, on behalf of the Fund, and the Advisor, and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and Advisor. The fee paid to Pier 88 by the Advisor are paid from the Advisor’s management fee and is not an additional cost to the Fund. The sub-advisory agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024. For the fiscal years ended December 31, 2022, 2023, and 2024, Pier 88 received $395,311, $465,340, and $631,758, respectively, in sub-advisory fees for its services to the Fund.

Rational Special Situations Income Fund

ESM serves as the sub-advisor to the Fund pursuant to a sub-advisory agreement with the Advisor. ESM is located at 100 Westchester Road, Newton, MA 02458. ESM is registered as an investment adviser under the Advisers Act. ESM was founded in 2009 and provides investment management services to institutional clients, such as pension funds,

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mutual funds, family offices, high net-worth individuals and hedge funds. Eric Meyer is the managing member of ESM, a Delaware limited liability company.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays ESM 100% of the net advisory fees paid by the Fund on net assets acquired in the reorganization of the Fund’s predecessor and 50% of the net advisory fees paid by the Fund on all other net assets of the Fund. For this purpose, “net advisory fees” are defined as management fees less fee waivers due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and Advisor. The fee paid to ESM by the Advisor is paid from the Advisor’s management fee and is not an additional cost to the Fund. The sub-advisory agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is available in the Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2024. For the fiscal years ended December 31, 2022, 2023, and 2024. ESM received $6,006,729, $5,941,041, and $6,243,422, respectively, in sub-advisory fees for its services to the Fund.

Rational/RGN Hedged Equity Fund

R. G. Niederhoffer Capital Management, Inc., a quantitative trading advisor located at 16690 Collins Ave, Suite 801, Sunny Isles Beach, FL 33160, is the investment sub-advisor to the Fund. In addition to serving as the investment sub-advisor to the Fund, RGN provides investment advice to private investment companies and pooled investment vehicles. Roy G. Niederhoffer is the president, sole director and owner of 100% of the voting shares of RGN.

Under the supervision of the Advisor, RGN is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, RGN is responsible for maintaining certain transaction and compliance-related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays RGN 50% of the management fees that the Advisor receives from the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays RGN 50% of the net management fee paid by the Fund to the Advisor. For this purpose, “net management fee” is defined as management fees less fee waivers due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and Advisor. The sub-advisory agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is available in the Fund’s Annual Report to shareholders for the fiscal year or period ended December 31, 2024. For the fiscal year or period ended December 31, 2024, RGN received $0, respectively, in sub-advisory fees for its services to the Fund.

Portfolio Manager Information

Rational Equity Armor Fund. Brian Stutland, Afshin Rahbari, and Joseph Tigay are the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Stutland, Rahbari, and Tigay’s compensation from Equity Armor is a fixed-based salary and a bonus based on the profits of Equity Armor. All Portfolio Managers share equal responsibility with regards to managing all clients.

Rational Tactical Return Fund. Scott C. Kimple and Mark W. Adams are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple’s compensation is based on a percentage of the overall profits of Warrington. Mr. Adams’ compensation is a fixed-based salary and a bonus based on the profits of Warrington.

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Rational Dynamic Brands Fund. David Garff and Eric M. Clark are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Clark receives a salary plus a discretionary bonus, based on the profits of Accuvest.  In addition, Mr. Clark receives receives full medical benefits, as well as a matching program on the company’s 401(k) plan.  Mr. Garff is paid a salary, as well as full medical benefits and matching on 401(k) contributions.

Rational Strategic Asset Allocation Fund. David Miller is the Fund’s Portfolio Manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller’s compensation from the Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor’s business. He also participates in a pension plan.

Return Stacked® Balanced Allocation & Systematic Macro Fund.

Corey Hoffstein and Steven Braun are jointly and primarily responsible for the day-to-day management of the Balanced Allocation Strategy component of the Fund’s portfolio. Mr. Hoffstein is an equity owner of Newfound Research and therefore benefits indirectly from the revenue generated from the Fund’s Sub-advisory Agreement. Mr. Braun receives a salary from Newfound Research and an annual bonus based upon a percentage of Newfound’s overall profits.

Michael Philbrick, Rodrigo Gordillo Adam Butler and Andrew Butler are jointly and primarily responsible for the day-to-day management of the Systematic Macro Strategy component of the Fund’s portfolio. Mr. Andrew Butler receives a salary from ReSolve Canada plus an annual bonus based on a percentage of ReSolve Canada’s overall profits. He participates in a pension plan. Adam Butler and Messrs. Philbrick and Gordillo receive compensation from ReSolve Global based on a percentage of ReSolve Global’s overall profits. Each of them participates in a pension plan and would be entitled to a portion of the proceeds from the sale of all or a portion of ReSolve Global’s business.

Rational/Pier 88 Convertible Securities Fund. Francis T. Timons and Sean J. Aurigemma are the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Timons is the Lead Portfolio Manager. Mr. Timons and Mr. Aurigemma receive as compensation salaries and bonuses based on the firm’s profits.

Rational Special Situations Income Fund. Eric S. Meyer and William R. Van de Water are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Meyer and Mr. Van de Water each have an ownership interest in ESM and receive as compensation a percentage of the net profits of ESM.

Rational/RGN Hedged Equity Fund. Roy G. Niederhoffer, Paul Shen, Brian Duda and Karolina Stanislawski are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Niederhoffer and Mr. Shen are the Lead Portfolio Managers. Messrs. Shen and Duda and Ms Stanislawski’s compensation is based on a salary and discretionary bonus. Mr. Niederhoffer’s compensation is composed of a salary and bonus based on the overall profits of RGN.

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As of December 31, 2024, the number of, and total assets in all, registered investment companies (other than the Funds), other pooled investment vehicles, and other accounts overseen by the portfolio manager(s) of each Fund are shown below:

Rational Equity Armor Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Brian Stutland	1	$17.5	0	$0	37	$160.7
Afshin Rahbari	1	$17.5	0	$0	37	$160.7
Joseph Tigay	1	$17.5	0	$0	37	$160.7

Other Accounts Managed

Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Brian Stutland	0	$0	0	$0	3	$1.7
Afshin Rahbari	0	$0	0	$0	3	$1.7
Joseph Tigay	0	$0	0	$0	3	$1.7

Rational Tactical Return Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Scott C. Kimple	1	$91.2	3	$15.5	0	$0
Mark W. Adams	1	$91.2	3	$15.5	0	$0

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Scott Kimple	0	$0	3	$15.5	0	$0
Mark W. Adams	0	$0	3	$15.5	0	$0

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Rational Dynamic Brands Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Garff	0	$0	24	$473	359	$465
Eric C. Clark	0	$0	1	$12	5	$4

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Garff	0	$0	0	$0	0	$0
Eric C. Clark	0	$0	0	$0	0	$0

Rational Strategic Allocation Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Miller	7	$1,313.3	0	$0	0	$0

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Miller	0	$0	0	$0	0	$0

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Return Stacked® Balanced Allocation & Systematic Macro Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Corey Hoffstein	6	$831.7	0	$0	0	$0
Steven Braun	6	$831.7	0	$0	0	$0
Andrew Butler	0	$0	0	$0	0	$0
Michael Philbrick	4	$600.8	5	$107.6	0	$0
Adam Butler	4	$600.8	5	$107.6	0	$0
Rodrigo Gordillo	4	$600.8	5	$107.6	0	$0

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Corey Hoffstein	0	$0	0	$0	0	$0
Steven Braun	0	$0	0	$0	0	$0
Andrew Butler	0	$0	0	$0	0	$0
Michael Philbrick	0	$0	5	$107.6	0	$0
Adam Butler	0	$0	5	$107.6	0	$0
Rodrigo Gordillo	0	$0	5	$107.6	0	$0

Rational/Pier 88 Convertible Securities Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Francis T. Timons	1	$102.5	8	$30.7	4	$199.4
Sean J. Aurigemma	1	$102.5	8	$30.7	4	$199.4

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Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Francis T. Timons	0	$0	3	$11.5	0	$0
Sean J. Aurigemma	0	$0	3	$11.5	0	$0

Rational Special Situations Income Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Eric S. Meyer	0	$0	1	$.5	4	$96
William R. Van de Water	0	$0	1	$.5	4	$96

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Eric S. Meyer	0	$0	0	$0	4	$96
William R. Van de Water	0	$0	0	$0	4	$96

Rational/RGN Hedged Equity Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Roy G. Niederhoffer	0	$0	6	$35	8	$819
Paul Shen	0	$0	6	$35	8	$819
Brian Duda	0	$0	0	$0	0	$0
Karolina Stanislawski	0	$0	0	$0	0	$0

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Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Roy G. Niederhoffer	0	$0	4	$35	4	$495
Paul Shen	0	$0	4	$35	4	$495
Brian Duda	0	$0	0	$0	0	$0
Karolina Stanislawski	0	$0	0	$0	0	$0

Ownership of Fund Shares

The table below shows the portfolio managers’ fund ownership as of December 31, 2024:

Portfolio Manager	Dollar Range of Equity Securities
David Miller (Rational Strategic Allocation Fund)	None
Brian Stutland (Rational Equity Armor Fund)	$500,001-$1,000,000
Afshin Rahbari (Rational Equity Armor Fund)	$100,001-$500,000
Joseph Tigay (Rational Equity Armor Fund)	None
Scott C. Kimple (Rational Tactical Return Fund)	None
Mark W. Adams (Rational Tactical Return Fund)	$10,001-$50,000
David Garff (Rational Dynamic Brands Fund)	$100,001-$500,000
Eric. C. Clark (Rational Dynamic Brands Fund)	$10,001-$50,000
Corey Hoffstein (Return Stacked® Balanced Allocation & Systematic Macro Fund)	None
Steven Braun (Return Stacked® Balanced Allocation & Systematic Macro Fund)	None
Adam Butler (Return Stacked® Balanced Allocation & Systematic Macro Fund)	None

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Portfolio Manager	Dollar Range of Equity Securities
Rodrigo Gordillo (Return Stacked® Balanced Allocation & Systematic Macro Fund)	None
Andrew Butler (Return Stacked® Balanced Allocation & Systematic Macro Fund)	None
Michael Philbrick (Return Stacked® Balanced Allocation & Systematic Macro Fund)	None
Francis T. Timons (Rational/Pier 88 Convertible Securities Fund)	$100,001-$500,000
Sean J. Aurigemma (Rational/Pier 88 Convertible Securities Fund)	$500,001-$1,000,000
Eric S. Meyer (Rational Special Situations Income Fund)	$500,001-$1,000,000
William R. Van de Water (Rational Special Situations Income Fund)	$100,001-$500,000
Roy G. Niederhoffer (Rational/RGN Hedged Equity Fund)	Over $1,000,000
Paul Shen (Rational/RGN Hedged Equity Fund)	$10,001-$50,000
Brian Duda (Rational/RGN Hedged Equity Fund)	$10,001-$50,000
Karolina Stanislawski (Rational/RGN Hedged Equity Fund)	$10,001-$50,000

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for a Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

●	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	A Fund may invest in affiliated funds advised by the Advisor. Conflicts of interest may arise in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that do not perform as well as

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unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

●	The Funds, Advisor and Sub-Advisors have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each of the Advisor, the Sub-Advisors, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ORGANIZATION AND MANAGEMENT OF WHOLLY OWNED SUBSIDIARY

(Return Stacked® Balanced Allocation & Systematic Macro Fund

AND RATIONAL/RGN HEDGED EQUITY ONLY)

The Return Stacked Balance Allocation & Systematic Macro Fund may invest up to 25% of its total assets in the RDMF Fund Limited, a Cayman Islands company (“RDMF” or a “Subsidiary”). It is expected that RDMF will invest primarily in commodities and other futures contracts.

The Rational/RGN Hedged Equity Fund may invest up to 25% of its total assets in the RRDEF Fund Limited, a Cayman Islands company (“RRDEF” or a “Subsidiary”). It is expected that RRDEF will invest primarily in commodity future contracts and other derivative contracts.

Each Subsidiary is a company organized under the laws of the Cayman Islands. The registered office of each Subsidiary is located at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors.

Directors. Each of the Independent Trustees also serves as a Director of RDMF and RRDEF.

Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio, without compensation. The contract between the Advisor and each Subsidiary complies with the provisions of the 1940 Act relating to investment advisory contracts. Each Subsidiary has also entered into arrangements with the Trust’s custodian to serve as the Subsidiary’s custodian and with Ultimus Fund Solutions, LLCGemini Fund Services, LLC to serve as the Subsidiary’s transfer agent, fund accountant and administrator. Each Subsidiary will comply with the provisions relating to affiliated transactions and custody set forth in Section 17 of the 1940 Act and the rules thereunder. Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by its corresponding Fund. The Trust’s CCO oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures.

Each Subsidiary does not pay a fee to the Advisor or Ultimus Fund Solutions, LLC for their services. Each Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets.

CODE OF ETHICS

Each of the Trust, the Advisor, the Sub-Advisors, and the Distributor has adopted a code of ethics in accordance with Rule 17j-1(c) under the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased or held by Funds, subject to the restrictions of the codes. The codes are filed as exhibits to the Trust’s registration statement.

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TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus is an affiliate of the Distributor. Prior to December 10, 2021, Gemini Fund Services, LLC, an affiliate of Ultimus (“GFS”), served as the Funds’ administrator, fund accountant and transfer agent pursuant to a substantially similar fund services agreement.

Ultimus may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of Ultimus or its affiliates.

The Agreement will remain in effect for an initial term of three years from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Ultimus performs the following administrative services, among others: (1) monitor the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected reports for performance and compliance analyses; (5) prepare materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in the preparation, filing, printing and, where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT, and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, Ultimus is responsible for administering and performing transfer agent functions,

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dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds by Ultimus, the Funds pay Ultimus the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Funds also pay Ultimus for any reasonable out-of-pocket expenses or advances incurred by Ultimus in the performance of its duties under the Agreement.

The following table sets forth the amounts paid to GFS and Ultimus for administrative, accounting and transfer agent services for the last three fiscal years or periods ended December 31.

Fund	2022	2023	2024
Rational Equity Armor Fund	$55,485	$57,695	$48,655
Rational Tactical Return Fund	$157,995	$109,680	$83,036
Rational Dynamic Brands Fund	$50,756	$45,118	$58,786
Rational Strategic Allocation Fund	$23,652	$29,143	$37,704
Return Stacked® Balanced Allocation & Systematic Macro Fund	$90,094	$104,506	$80,980
Rational/Pier 88 Convertible Securities Fund	$80,264	$80,128	$109,780
Rational Special Situations Income Fund	$685,347	$781,191	$779,314
Rational/RGN Hedged Equity Fund	N/A	N/A	$5,100*

*	For the fiscal period from September 27, 2024 to December 31, 2024.

MFund Services LLC (“MFund”) provides each Fund with various management and legal administrative services pursuant to a Management Services Agreement with the Funds. For these services, the Funds pay MFund an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by the Advisor):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion to $5 billion;

0.01% of assets from $5 billion and above

Prior to April 1, 2022, each Fund also paid MFund an annual fixed fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund, the controlling member of the Advisor, Catalyst Capital Advisors LLC, Catalyst International Advisors LLC, and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust and other affiliated investment companies, private funds and UCITS funds).

For the last three fiscal years or periods ended December 31, the Funds paid MFund the following fees for its management services:

Fund	2022	2023	2024
Rational Equity Armor Fund	$24,653	$18,458	$12,395
Rational Tactical Return Fund	$96,179	$59,717	$36,035
Rational Dynamic Brands Fund	$23,575	$17,867	$26,057
Rational Strategic Allocation Fund	$4,077	$2,869	$4,046
Return Stacked® Balanced Allocation & Systematic Macro Fund	$48,990	$47,933	$31,301
Rational/Pier 88 Convertible Securities Fund	$40,473	$40,890	$52,054
Rational Special Situations Income Fund	$276,367	$286,432	$310,851
Rational/RGN Hedged Equity Fund	N/A	N/A	$520*

*	For the fiscal period from September 27, 2024 to December 31, 2024.

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COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund a monthly base fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

The following table sets forth the amounts the Funds paid to MFund for compliance services for the last three fiscal years or periods ended December 31.

Fund	2022	2023	2024
Rational Equity Armor Fund	$13,569	$13,804	$12,229
Rational Tactical Return Fund	$19,018	$18,437	$14,345
Rational Dynamic Brands Fund	$14,152	$15,460	$14,421
Rational Strategic Allocation Fund	$6,859	$7,389	$6,754
Return Stacked® Balanced Allocation & Systematic Macro Fund	$15,670	$15,520	$13,936
Rational/Pier 88 Convertible Securities Fund	$14,584	$17,673	$15,234
Rational Special Situations Income Fund	$32,141	$32,644	$33,418
Rational/RGN Hedged Equity Fund	N/A	N/A	$3,223*

*	For the fiscal period from September 27, 2024 to December 31, 2024.

CUSTODIAN

Pursuant to a Custody Agreement with the Trust, U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. will report on the Funds’ annual financial statements and review certain regulatory reports. Cohen & Company Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides and performs other professional accounting, tax, and advisory services when engaged to do so by the Funds.

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COUNSEL

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018, serves as counsel for the Trust and the Independent Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (FINRA). The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares of a Fund, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor received the following commissions and other compensation during the fiscal year ended December 31, 2024.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Rational Equity Armor Fund Class A Class C	$172 $0	$0 $0	$926 $52	$0 $0
Rational Tactical Return Fund Class A Class C	$196 $12	$0 $0	$1,021 $943	$0 $0
Rational Dynamic Brands Fund Class A Class C	$5,723 $61	$0 $0	$26,619 $5,961	$0 $0
Rational Strategic Allocation Fund Class A Class C	$3,538 $0	$0 $0	$18,584 $1,000	$0 $0

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	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Return Stacked® Balanced Allocation & Systematic Macro Fund Class A Class C	$1,738 $198	$0 $0	$7,288 $6,219	$0 $0
Rational/Pier 88 Convertible Securities Fund Class A Class C	$427 $0	$0 $0	$2,090 $950	$0 $0
Rational Special Situations Income Fund Class A Class C	$53,727 $2,496	$0 $0	$256,823 $71,329	$0 $0
Rational/RGN Hedged Equity Fund Class A Class C	$0 $0	$0 $0	$0 $0	$0 $0

12b-1 Plans

As a compensation-type plan, the Rule 12b-1 Plan (the “Plan”) is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor or the Fund may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Class A, Class C, and Institutional shares of the Fund, as applicable. The Distributor or the Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisors) to provide distribution related and other services with respect to each class of shares. The Rule 12b-1 Plan may benefit the Fund in a number of ways. For example, it is anticipated that the Plan may help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

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In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

Under the 12b-1 Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee permitted by the Plan for the applicable class of shares of the Fund.

The fee paid to the Advisor and/or Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of the class. Class A Shares of the Funds pay a maximum distribution and service fee of 0.25% of the Fund’s Class A Shares’ average daily net assets. Class C Shares of the Funds pay a maximum distribution and service fee of 1.00% of the Fund’s Class C Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. Under the 12b-1 Plan, Institutional Shares of Return Stacked® Balanced Allocation & Systematic Macro Fund, Rational/Pier 88 Convertible Securities Fund, and Rational Special Situations Income Fund may pay a maximum distribution and service fee of 0.25% of the Fund’s Institutional Shares’ average daily net assets. However, the 12b-1 Plan has not been implemented for the Institutional Shares of these Funds and there are no plans to impose these fees.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the fiscal year or period ended December 31, 2024. All amounts paid by each Fund were paid as commissions to broker dealers.

	Class A	Class C
Rational Equity Armor Fund	$21,838	$11,843
Rational Tactical Return Fund	$15,111	$38,484
Rational Dynamic Brands Fund	$38,802	$43,040
Rational Strategic Allocation Fund	$24,539	$699
Return Stacked® Balanced Allocation & Systematic Macro Fund	$5,157	$33,461
Rational/Pier 88 Convertible Securities Fund	$3,383	$2,891
Rational Special Situations Income Fund	$154,473	$349,789
Rational/RGN Hedged Equity Fund	$7	$27

SHAREHOLDER SERVICES

With respect to Class A and Institutional Shares, each Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

A Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided

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to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to Rational or the Sub-Advisors as follows:

Fund	Advisor/Subadvisor
Rational Equity Armor	Equity Armor
Rational Tactical Return Fund	Warrington
Rational Dynamic Brands Fund	Accuvest
Rational Strategic Allocation Fund	Rational
Return Stacked® Balanced Allocation & Systematic Macro Fund	Rational
Rational/Pier 88 Convertible Securities Fund	Pier 88
Rational Special Situations Income Fund	ESM
Rational/RGN Hedged Equity Fund	RGN

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The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegates abstain from making a voting decision and forward all necessary proxy voting material to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. A copy of the proxy voting policies of Rational and each Sub-Advisor with authority to vote proxies are attached as appendices hereto.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-253-0412 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 1-800-253-0412 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

For the fiscal years or period ended December 31, 2023, and 2024, the portfolio turnover rates for the Funds were as follows:

Fund	2023	2024
Rational Equity Armor Fund	580%	270%
Rational Tactical Return Fund	0%	0%
Rational Dynamic Brands Fund	194%	340%
Rational Strategic Allocation Fund	105%	28%
Return Stacked® Balanced Allocation & Systematic Macro Fund	0%	0%
Rational/Pier 88 Convertible Securities Fund	180%	114%
Rational Special Situations Income Fund	21%	8%
Rational/RGN Hedged Equity Fund	N/A*	0%

*	Rational/RGN Hedged Equity Fund commenced operations on September 27, 2024.

During the fiscal year ended December 31, 2024, the Funds experienced significant variations in portfolio turnover over the fiscal year ended December 31, 2023, as explained below:

Rational Equity Armor Fund experienced significant variations in portfolio turnover due to lower equity market volatility.

Rational Dynamic Brands Fund experienced significant variations in portfolio turnover due to increased volatility in the market for the Fund’s portfolio securities and sector reallocations within the Fund’s portfolio.

Rational Strategic Allocation Fund experienced significant variations in portfolio turnover due to increased stability in the composition of the Fund’s portfolio.

Rational/Pier 88 Convertible Securities Fund experienced significant variations in portfolio turnover due to increased stability in the Fund’s asset flows and lower market volatility.

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PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay brokerage commissions for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Funds on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Funds. The Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that a Fund pays to the Advisor will not be reduced as a consequence of the Advisor’s receipt of brokerage and research services. To the extent that a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, that cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

No Fund has an obligation to deal with any broker or dealer in the execution of its transactions. However, a Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the

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Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by a Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the number of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for a Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor or the Distributor, or persons affiliated with an affiliate of the Advisor or the Distributor, may be prohibited from dealing with a Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

None of the Funds will effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability; and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Independent Trustees not to be comparable to the Fund. The Independent Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Management Agreement does not provide for a reduction of the Distributor’s or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by a Fund with others.

None of the Funds will acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

The following brokerage commissions were paid by the Funds for the last three fiscal years or period ended December 31:

	2022	2023	2024
Rational Equity Armor Fund	$197,708	$797,148	$175,037
Rational Tactical Return Fund	$784,345	$1,753,486	$1,289,656
Rational Dynamic Brands Fund	$10,381	$14,205	$28,222
Rational Strategic Allocation Fund	$431	$1,615	$1,878
Return Stacked® Balanced Allocation & Systematic Macro Fund	$587,843	$1,123,738	$751,871
Rational/Pier 88 Convertible Securities Fund	$154,683	$269,503	$225,500
Rational Special Situations Income Fund	$0	$0	$0
Rational/RGN Hedged Equity Fund	N/A*	N/A*	$8,628*

*	For the fiscal period from September 27, 2024 to December 31, 2024.

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During the fiscal year ended December 31, 2024, the Funds experienced material differences in brokerage commissions over the fiscal year ended December 31, 2023, as explained below:

Rational Equity Armor Fund experienced material differences in brokerage commissions due to lower equity market volatility.

Rational Tactical Return Fund experienced material differences in brokerage commissions due to a decline in the Fund’s assets under management.

Rational Dynamic Brands Fund experienced material differences in brokerage commissions due to increased volatility in the market for the Fund’s portfolio securities and sector reallocations within the Fund’s portfolio.

Return Stacked® Balanced Allocation & Systematic Macro Fund experienced material differences in brokerage commissions due to a decline in the Fund’s assets under management.

PURCHASES AND REDEMPTIONS OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A and Class C shares of a Fund is below.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price).

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone will typically be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

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SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Prospectus entitled “Intermediary-Specific Sales Charge Reductions and Waivers.”

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

WAIVERS AND REDUCTIONS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity

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discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

For example, if an investor owned Class C shares of Rational Equity Armor Fund worth $40,000 at the current NAV and purchased an additional $10,000 of Class A shares of Rational Strategic Allocation Fund, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More.

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for purchases by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES

Certain intermediaries may provide for sales charge discounts or waivers, including with respect to the CDSC assessed on certain sales of Class C shares, which are described in Appendix A to the Prospectus entitled “Intermediary-Specific Charge Reductions and Waivers.”

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Class C Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase. The deferred sales charge on Class C Shares may be waived for:

●	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

●	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

●	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

●	Withdrawals resulting from shareholder death or disability, provided that the redemption is requested within one year of death or disability; and

●	Withdrawals through the Systematic Withdrawal Plan.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established four classes of Shares, known as Class A Shares, Class C Shares, Institutional Shares, and Class T shares. Class T shares are not currently offered. Each class of shares of the Funds are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and, if the Trust (or a Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund or class, or (ii) only holders of Class A Shares, Class C Shares and Institutional Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that: (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

The Declaration of Trust provides a process for the bringing of derivative actions by shareholders for claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders

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as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a pre-suit demand by the complaining shareholder must first be made on the Board, unless such action is excused because a majority of the members of the Board have a material personal financial interest in the action at issue. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand.

Under the Declaration of Trust, the Trustees have the power to liquidate any series of the Trust without shareholder approval. While the Trustees have no present intent to exercise this power, they may do so if a series fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

The rights of shareholders cannot be modified without a majority vote of the shareholders.

Shareholder inquiries regarding the Funds should be directed to the Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS

Class A and Class C Shares may be purchased, exchanged for the same class of another fund within the Rational family of funds, or redeemed by contacting the Trust or your investment professional. Class A and Class C Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Rational or its affiliates or correspondent banks, as well as similar customers of third-party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for Class A Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Class A Shares and Class C Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of a Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone the Funds at 800-253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, the Funds will advise the investor by telephone whether the securities to be exchanged are acceptable to

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the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

Securities accepted by a Fund are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

 The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Funds of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Funds.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise.

 Sales Charge Reductions/Waivers (Class A Shares). Class A Shares may be purchased without an initial sales charge by any investor who buys Class A Shares through an investment professional that does not accept a sales commission from the Funds’ Distributor. Investment professionals wishing to offer this sales charge waiver should call the Trust. Also, sales charges applicable to purchases of Class A Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these sales charge reductions should call the Trust.

Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming Class A shares, to reinvest the redemption proceeds at the next-determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less any applicable contingent deferred sales charge (“CDSC”). If you make exchanges of your Class C Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

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Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deem fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

NET ASSET VALUE

Net asset value per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value. Under the valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost, plus accrued interest, both of which approximate current value.

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TAX INFORMATION

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as the Fund) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Information” section is based on the Internal Revenue Code of 1986, as amended (“Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a “RIC” or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a RIC, the Fund must satisfy the following requirements:

●	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

●	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to

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meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions ― Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long- term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

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As of December 31, 2024, the following Funds had capital loss carryovers, as shown below.

Fund	Short-Term Carryover	Long-Term Carryover	Total Carryover
Rational Equity Armor Fund	—	$414,768	$414,768
Rational Tactical Return Fund*	$143,036	$ 1,671,393	$1,814,429
Rational Dynamic Brands Fund	$3,767,050	—	$3,767,050
Rational Strategic Allocation Fund	—	—	—
Return Stacked® Balanced Allocation & Systematic Macro Fund	—	—	—
Rational/Pier 88 Convertible Securities Fund	$3,569,977	$3,010,565	$6,580,542
Rational Special Situations Income Fund	$12,159,292	$28,329,314	$40,488,606
Rational/RGN Hedged Equity Fund**	—	—	—

*	Tactical Return experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre- change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $92,691 per year.

**	Rational/RGN Hedged Equity Fund commenced operations on September 27, 2024.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions Capital gain dividends” below). A “qualified late year loss” includes:

(i)       any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)       the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the

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Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master-feeder structure (collectively referred to as a “fund of funds” which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master-feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss, other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass- through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also, a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions ― Qualified dividend income for individuals” and — “Corporate dividends-received deduction” below). However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves

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the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Return Stacked® Balanced Allocation & Systematic Macro Fund and Rational/RGN Hedged Equity Fund― Investments in Commodities. The Fund invests in derivatives, financially-linked instruments, and the stock of its own Subsidiary to gain exposure to the commodity markets. This strategy may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.

Distribution requirement. The Fund anticipates that the Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. The Fund intends to distribute the Subsidiary’s income each year in satisfaction of the Fund’s Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (“CFC”) with respect to the Fund. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Fund (deemed inclusions). Treasury Regulations also permit the Fund to treat deemed inclusions as satisfying the Income Requirement (described below) even if the Subsidiary does not make a distribution of such income. Consequently, the Fund and the Subsidiary reserve the right to rely on deemed inclusions being treated as qualifying income to the Fund consistent with recently released Treasury Regulations. Subpart F income will be distributed by the Fund to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates. However, the Fund and the Subsidiary reserve the right to rely on deemed inclusions in satisfaction of the Fund’s Distribution Requirement. The Subsidiary likely will also be classified as a PFIC as defined below in “Tax Treatment of Portfolio Transactions ― PFIC Investments” but the CFC rules supersede the PFIC rules.

Income requirement. As described above, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See “Tax Treatment of Portfolio Transactions Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. The IRS has issued a number of private letter rulings, which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the portion of such rulings relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) Applicable regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Each Fund anticipates that its respective Subsidiary will distribute the “Subpart F” income earned by such Subsidiary each year, which a Fund will treat as dividend income to the extent attributable to the earnings and profits of the foreign corporation and, therefore, as qualifying income to the Fund.

Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Taxation of the Fund ─Qualification as a regulated investment company.”

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Asset diversification test. For purposes of the Asset Diversification Test, the Fund’s investment in the Subsidiary would be considered a security of one issuer. Accordingly, the Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the Asset Diversification Test.

Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below. Additionally, the Subsidiary intends to qualify as a “participating FFI” or otherwise qualify for an exemption under Chapter 4 of the Code to avoid U.S. withholding tax under the Foreign Account Tax Compliance Act as such terms are described below under the heading, “Foreign Account Tax Compliance Act (“FATCA”).”

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long- term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long- term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic

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corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, CFCs (such as the Subsidiary; see “Return Stacked® Balanced Allocation & Systematic Macro Fund and Rational/RGN Hedged Equity Fund ― Investments in Commodities.”) and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Corporate dividends-received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends- received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions ― Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income.

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Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions - Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the TCJA, build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund ― Asset allocation funds.”

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be

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considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099- B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares of the Fund into other shares of the same Fund. The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder. Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

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Exchange of shares of the Fund for shares of another Fund. The exchange of shares in one Fund for shares of another Fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Funds and their Investments and Risks ― Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short- term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero- coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund

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pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency- denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the

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extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains. Also, see “Return Stacked® Balanced Allocation & Systematic Macro Fund and Rational/RGN Hedged Equity Fund ― Investments in Commodities” with respect to investment in the Subsidiary.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions ― PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund ― Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ― Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ― Investments in U.S. Real Property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income,

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and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income, but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

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Investments in commodities ― structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a regulated investment company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. However, the portion of such ruling relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes. Applicable regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. The Fund anticipates that its respective Subsidiary will distribute the “Subpart F” income earned by such Subsidiary each year, which a Fund will treat as dividend income to the extent attributable to the earnings and profits of the foreign corporation and, therefore, as qualifying income to the Fund. Accordingly, the extent to which a fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Also see “Return Stacked® Balanced Allocation & Systematic Macro Fund and Rational/RGN Hedged Equity Fund ― Investments in Commodities” with respect to investments in the Subsidiary.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property

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rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

●	provide your correct Social Security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Non-U.S. Investors – U.S. tax certification rules.”

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition

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of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on the disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

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U.S. tax certification rules. Special US tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens

112

and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

PERFORMANCE INFORMATION

From time to time the Trust may advertise the performance of one or more of the Funds. All data is based on past performance and is not intended to indicate future results. Performance of Institutional Shares, as compared to Class A Shares or Class C Shares, will normally be higher because Class A Shares and Class C Shares are subject to distribution (12b-1) fees.

Generally, the Funds will advertise average annual total returns.

In accordance with SEC guidelines, the average annual total return for each class of Shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

P(1 + T)n = ERV

If a Fund discloses its yield, in accordance with SEC guidelines, the yield for each class of Shares of a Fund is computed by dividing the net investment income per Share earned during the period by the maximum offering price per Share on the last day of the period, according to the following formula:

a - b

Yield = 2[( — +1 )6 - 1]

cd

Where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

If a Fund discloses its tax-equivalent yield, in accordance with SEC guidelines, such yield for each class of the Fund is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

FINANCIAL STATEMENTS

The financial statements of each Fund and the independent registered public accounting firm’s report appearing in the Financial Statements for the fiscal year or period ended December 31, 2024 are incorporated herein by reference. You can obtain the Financial Statements without charge by calling the Funds at 1-800-253-0412.

113

APPENDIX A

INVESTMENT RATINGS

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch’s short-term ratings indicate the potential level of default within a 12-month period.

F1+ : best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near-term adverse conditions could impact the obligor’s commitments

B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD AND POORS

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC;CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

APPENDIX B

RATIONAL ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the Advisor. The Advisor shall supervise the relationships with its proxy voting services, ISS. ISS apprises the Advisor of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as the Advisor’s proxy voting record keepers and generate reports on how proxies were voted. The Advisor periodically reviews communications from ISS to determine whether ISS voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or the Advisor’s specific instructions.

In order to fulfill its responsibilities under the Act, Rational Advisors, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

Climate Change:

Say on Climate (SoC) Management Proposals: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

●	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

●	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

●	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

●	Whether the company has sought and received third-party approval that its targets are science-based;

●	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

●	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

●	Whether the company’s climate data has received third-party assurance;

●	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

●	Whether there are specific industry decarbonization challenges; and

●	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. taking into account information such as the following:

●	The completeness and rigor of the company’s climate-related disclosure;

●	The company’s actual GHG emissions performance;

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

●	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

●	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪

●	The company’s level of disclosure compared to industry peers; and ▪

●	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

●	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪ The company’s level of disclosure is comparable to that of industry peers; and ▪

●	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;

●	Whether company disclosure lags behind industry peers;

●	The company’s actual GHG emissions performance

●	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

●	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

●	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

●	The scope and structure of the proposal;

●	The company’s current level of disclosure on renewable energy use and GHG emissions; and

●	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.

2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

UNITED STATES

Proxy Voting Guidelines

Benchmark Policy Recommendations

TITLE

UNITED STATES Proxy Voting Guidelines

Coverage		8
1.	Board of Directors	9
Voting on Director Nominees in Uncontested Elections		9
	Independence	9
	ISS Classification of Directors – U.S.	10
	Composition	12
	Attendance	12
	Overboarded Directors	12
	Gender Diversity	12
	Racial and/or Ethnic Diversity	12
	Responsiveness	13
	Accountability	13
	Poison Pills	13
	Unequal Voting Rights	14
	Classified Board Structure	14
	Removal of Shareholder Discretion on Classified Boards	14
	Problematic Governance Structure	14
	Unilateral Bylaw/Charter Amendments	15
	Restricting Binding Shareholder Proposals	15
	Director Performance Evaluation	15
	Management Proposals to Ratify Existing Charter or Bylaw Provisions	16
	Problematic Audit-Related Practices	16
	Problematic Compensation Practices	16
	Problematic Pledging of Company Stock	17
	Climate Accountability	17
	Governance Failures	17
Voting on Director Nominees in Contested Elections		18
	Vote-No Campaigns	18
	Proxy Contests/Proxy Access	18

Other Board-Related Proposals		18
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	18
	Board Refreshment	18
	Term/Tenure Limits	19
	Age Limits	19
	Board Size	19
	Classification/Declassification of the Board	19
	CEO Succession Planning	19
	Cumulative Voting	19
	Director and Officer Indemnification, Liability Protection, and Exculpation	20
	Establish/Amend Nominee Qualifications	20
	Establish Other Board Committee Proposals	21
	Filling Vacancies/Removal of Directors	21
	Independent Board Chair	21
	Majority of Independent Directors/Establishment of Independent Committees	22

W W W. I S S G O V E R N A N C E . C O M	2 of 234

UNITED STATES Proxy Voting Guidelines
	Majority Vote Standard for the Election of Directors	22
	Proxy Access	22
	Require More Nominees than Open Seats	22
	Shareholder Engagement Policy (Shareholder Advisory Committee)	23
2.	Audit-Related	24
	Auditor Indemnification and Limitation of Liability	24
	Auditor Ratification	24
	Shareholder Proposals Limiting Non-Audit Services	24
	Shareholder Proposals on Audit Firm Rotation	25
3.	Shareholder Rights & Defenses	26
	Advance Notice Requirements for Shareholder Proposals/Nominations	26
	Amend Bylaws without Shareholder Consent	26
	Control Share Acquisition Provisions	26
	Control Share Cash-Out Provisions	26
	Disgorgement Provisions	27
	Fair Price Provisions	27
	Freeze-Out Provisions	27
	Greenmail	27
	Shareholder Litigation Rights	27
	Federal Forum Selection Provisions	27
	Exclusive Forum Provisions for State Law Matters	28
	Fee shifting	28
	Net Operating Loss (NOL) Protective Amendments	29

Poison Pills (Shareholder Rights Plans)		29
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	29
	Management Proposals to Ratify a Poison Pill	29
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	30
	Proxy Voting Disclosure, Confidentiality, and Tabulation	30
	Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	30
	Reimbursing Proxy Solicitation Expenses	31
	Reincorporation Proposals	31
	Shareholder Ability to Act by Written Consent	31
	Shareholder Ability to Call Special Meetings	32
	Stakeholder Provisions	32
	State Antitakeover Statutes	32
	Supermajority Vote Requirements	32
	Virtual Shareholder Meetings	33
4.	Capital/Restructuring	34
Capital		34
	Adjustments to Par Value of Common Stock	34
	Common Stock Authorization	34
	General Authorization Requests	34
	Specific Authorization Requests	35
	Dual Class Structure	35
	Issue Stock for Use with Rights Plan	35
	Preemptive Rights	35
	Preferred Stock Authorization	35

W W W. I S S G O V E R N A N C E . C O M	3 of 234

UNITED STATES Proxy Voting Guidelines
	General Authorization Requests	35
	Recapitalization Plans	37
	Reverse Stock Splits	37
	Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	37
	Share Repurchase Programs	38
	Share Repurchase Programs Shareholder Proposals	38
	Stock Distributions: Splits and Dividends	38
	Tracking Stock	38
Restructuring		38
	Appraisal Rights	38
	Asset Purchases	39
	Asset Sales	39
	Bundled Proposals	39
	Conversion of Securities	39
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	39
	Formation of Holding Company	40
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	40
	Joint Ventures	41
	Liquidations	41
	Mergers and Acquisitions	41
	Private Placements/Warrants/Convertible Debentures	42
	Reorganization/Restructuring Plan (Bankruptcy)	43
	Special Purpose Acquisition Corporations (SPACs)	43
	Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	44
	Spin-offs	44
	Value Maximization Shareholder Proposals	44
5.	Compensation	45
Executive Pay Evaluation		45
	Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	45
	Pay-for-Performance Evaluation	46
	Problematic Pay Practices	47
	Compensation Committee Communications and Responsiveness	48
	Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	48
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	48

Equity-Based and Other Incentive Plans		49
	Shareholder Value Transfer (SVT)	50
	Three-Year Value-Adjusted Burn Rate	50
	Egregious Factors	50
	Liberal Change in Control Definition	50
	Repricing Provisions	51
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	51
	Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	51

	Specific Treatment of Certain Award Types in Equity Plan Evaluations	52
	Dividend Equivalent Rights	52
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	52
Other Compensation Plans		52

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	401(k) Employee Benefit Plans	52
	Employee Stock Ownership Plans (ESOPs)	53
	Employee Stock Purchase Plans—Qualified Plans	53
	Employee Stock Purchase Plans—Non-Qualified Plans	53
	Option Exchange Programs/Repricing Options	53
	Stock Plans in Lieu of Cash	54
	Transfer Stock Option (TSO) Programs	54

Director Compensation		55
	Shareholder Ratification of Director Pay Programs	55
	Equity Plans for Non-Employee Directors	55
	Non-Employee Director Retirement Plans	56

Shareholder Proposals on Compensation		56
	Bonus Banking/Bonus Banking “Plus”	56
	Compensation Consultants—Disclosure of Board or Company’s Utilization	56
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	56
	Golden Coffins/Executive Death Benefits	57
	Hold Equity Past Retirement or for a Significant Period of Time	57
	Pay Disparity	57
	Pay for Performance/Performance-Based Awards	57
	Pay for Superior Performance	58
	Pre-Arranged Trading Plans (10b5-1 Plans)	58
	Prohibit Outside CEOs from Serving on Compensation Committees	59
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	59
	Severance Agreements for Executives/Golden Parachutes	59
	Share Buyback Impact on Incentive Program Metrics	60
	Supplemental Executive Retirement Plans (SERPs)	60
	Tax Gross-Up Proposals	60
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	60
6.	Routine/Miscellaneous	61
	Adjourn Meeting	61
	Amend Quorum Requirements	61
	Amend Minor Bylaws	61
	Change Company Name	61
	Change Date, Time, or Location of Annual Meeting	61
	Other Business	61
7.	Social and Environmental Issues	62
Global Approach – E&S Shareholder Proposals		62

Endorsement of Principles		62

Animal Welfare		62
	Animal Welfare Policies	62
	Animal Testing	63
	Animal Slaughter	63
Consumer Issues		63
	Genetically Modified Ingredients	63
	Reports on Potentially Controversial Business/Financial Practices	63

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	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	64
	Product Safety and Toxic/Hazardous Materials	64
	Tobacco-Related Proposals	65
	Climate Change	65
	Say on Climate (SoC) Management Proposals	65
	Say on Climate (SoC) Shareholder Proposals	66
	Climate Change/Greenhouse Gas (GHG) Emissions	66
	Energy Efficiency	67
	Renewable Energy	67
	Diversity	67
	Board Diversity	67
	Equality of Opportunity	68
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	68
	Gender, Race/Ethnicity Pay Gap	68
	Racial Equity and/or Civil Rights Audit Guidelines	68
	Environment and Sustainability	69
	Facility and Workplace Safety	69
	General Environmental Proposals and Community Impact Assessments	69
	Hydraulic Fracturing	69
	Operations in Protected Areas	70
	Recycling	70
	Sustainability Reporting	70
	Water Issues	70
	General Corporate Issues	71
	Charitable Contributions	71
	Data Security, Privacy, and Internet Issues	71
	ESG Compensation-Related Proposals	71
	Human Rights, Human Capital Management, and International Operations	71
	Human Rights Proposals	71
	Mandatory Arbitration	72
	Operations in High-Risk Markets	72
	Outsourcing/Offshoring	73
	Sexual Harassment	73
	Weapons and Military Sales	73

	Political Activities	73
	Lobbying	73
	Political Contributions	74

	Political Expenditures and Lobbying Congruency	74
	Political Ties	74
8.	Mutual Fund Proxies	76
	Election of Directors	76
	Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes	76
	Converting Closed-end Fund to Open-end Fund	76
	Proxy Contests	76
	Investment Advisory Agreements	76
	Approving New Classes or Series of Shares	77

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Preferred Stock Proposals	77
1940 Act Policies	77
Changing a Fundamental Restriction to a Nonfundamental Restriction	77
Change Fundamental Investment Objective to Nonfundamental	77
Name Change Proposals	77
Change in Fund’s Subclassification	78
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	78
Disposition of Assets/Termination/Liquidation	78
Changes to the Charter Document	78
Changing the Domicile of a Fund	79
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	79
Distribution Agreements	79
Master-Feeder Structure	79
Mergers	79
Shareholder Proposals for Mutual Funds	79
Establish Director Ownership Requirement	79
Reimburse Shareholder for Expenses Incurred	80
Terminate the Investment Advisor	80

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UNITED STATES Proxy Voting Guidelines

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

■	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

■	Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

■	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

■	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

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1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

■	Independent directors comprise 50 percent or less of the board;

■	The non-independent director serves on the audit, compensation, or nominating committee;

■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]	A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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UNITED STATES Proxy Voting Guidelines

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.	Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.	Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.	Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2.  “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6.  “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9.  Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10.  Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;

■	Family emergencies; and

■	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

■	Sit on more than five public company boards; or

■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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UNITED STATES Proxy Voting Guidelines

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

■	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

■	Rationale provided in the proxy statement for the level of implementation;

■	The subject matter of the proposal;

■	The level of support for and opposition to the resolution in past meetings;

■	Actions taken by the board in response to the majority vote and its engagement with shareholders;

■	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

■	Other factors as appropriate.

■	The board failed to act on takeover offers where the majority of shares are tendered;

■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

■	The company’s response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

■	The company has a poison pill with a deadhand or slowhand feature[6];

[6]	If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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UNITED STATES Proxy Voting Guidelines
■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

■	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

■	The disclosed rationale for the adoption;

■	The trigger;

■	The company’s market capitalization (including absolute level and sudden changes);

■	A commitment to put any renewal to a shareholder vote; and

■	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

■	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

■	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

■	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

■	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards : The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure : For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;

■	A classified board structure; or

■	Other egregious provisions.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

[8]	This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

■	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

■	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

■	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

■	The company’s ownership structure;

■	The company’s existing governance provisions;

■	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

■	Classified the board;

■	Adopted supermajority vote requirements to amend the bylaws or charter;

■	Eliminated shareholders’ ability to amend bylaws;

■	Adopted a fee-shifting provision; or

■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;

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■	A supermajority vote requirement;

■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

■	The inability of shareholders to call special meetings;

■	The inability of shareholders to act by written consent;

■	A multi-class capital structure; and/or

■	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;

■	The company receives an adverse opinion on the company’s financial statements from its auditor; or

■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices; or

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

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Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock : Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

■	Board governance measures;

■	Corporate strategy;

■	Risk management analyses; and

■	Metrics and targets.

■	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

■	Failure to replace management as appropriate; or

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

[11]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;

■	Management’s track record;

■	Background to the contested election;

■	Nominee qualifications and any compensatory arrangements;

■	Strategic plan of dissident slate and quality of the critique against management;

■	Likelihood that the proposed goals and objectives can be achieved (both slates); and

■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

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Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

■	The rationale provided for adoption of the term/tenure limit;

■	The robustness of the company’s board evaluation process;

■	Whether the limit is of sufficient length to allow for a broad range of director tenures;

■	Whether the limit would disadvantage independent directors compared to non-independent directors; and

■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and

■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

■	The reasonableness/scope of the request; and

■	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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■	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.

■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

[12]	A proxy access right that meets the recommended guidelines.

[13]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

■	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

■	Level of disclosure regarding the issue for which board oversight is sought;

■	Company performance related to the issue for which board oversight is sought;

■	Board committee structure compared to that of other companies in its industry sector; and

■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;

■	The company’s current board leadership structure;

■	The company’s governance structure and practices;

■	Company performance; and

■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;

■	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

■	Evidence that the board has failed to oversee and address material risks facing the company;

■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

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■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

■	Effectively disclosed information with respect to this structure to its shareholders;

■	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

■	The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

■	The motivation and rationale for establishing the agreements;

■	The quality of the company’s disclosure; and

■	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;

■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;

■	The length of rotation specified in the proposal;

■	Any significant audit-related issues at the company;

■	The number of Audit Committee meetings held each year;

■	The number of financial experts serving on the committee; and

■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

■	The company’s ownership structure and historical voting turnout;

■	Whether the board could amend bylaws adopted by shareholders; and

■	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company’s stated rationale for adopting such a provision;

■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

■	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

■	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or

■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;

■	A term of no more than three years;

■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

■	The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;

■	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

■	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

■	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

■	Any recent controversies or concerns related to the company’s proxy voting mechanics;

■	Any unintended consequences resulting from implementation of the proposal; and

■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;

■	One or more of the dissident’s candidates is elected;

■	Shareholders are not permitted to cumulate their votes for directors; and

■	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;

■	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

■	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders’ current right to act by written consent;

■	The consent threshold;

■	The inclusion of exclusionary or prohibitive language;

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■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

■	A majority vote standard in uncontested director elections;

■	No non-shareholder-approved pill; and

■	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;

■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

■	The inclusion of exclusionary or prohibitive language;

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

■	Ownership structure;

■	Quorum requirements; and

■	Vote requirements.

[14]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and

■	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:

■	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

■	The new class of shares will be transitory;

■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

■	The size of the company;

■	The shareholder base; and

■	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

[16]	To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;

■	Enhanced liquidity;

■	Fairness of conversion terms;

■	Impact on voting power and dividends;

■	Reasons for the reclassification;

■	Conflicts of interest; and

■	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or

■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;

■	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

■	The company’s rationale; or

■	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open- market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail;

■	The use of buybacks to inappropriately manipulate incentive compensation metrics;

■	Threats to the company’s long-term viability; or

■	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;

■	Excessive increases in authorized capital stock;

■	Unfair method of distribution;

■	Diminution of voting rights;

■	Adverse conversion features;

■	Negative impact on stock option plans; and

■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;

■	Fairness opinion;

■	Financial and strategic benefits;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives for the business;

■	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;

■	Potential elimination of diseconomies;

■	Anticipated financial and operating benefits;

■	Anticipated use of funds;

■	Value received for the asset;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders’ positions;

■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

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■	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

■	Management’s efforts to pursue other alternatives;

■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

■	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;

■	Any financial or tax benefits;

■	Regulatory benefits;

■	Increases in capital structure; and

■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze- outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

■	Offer price/premium;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives/offers considered; and

■	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

■	Are all shareholders able to participate in the transaction?

■	Will there be a liquid market for remaining shareholders following the transaction?

■	Does the company have strong corporate governance?

■	Will insiders reap the gains of control following the proposed transaction?

■	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;

■	Percentage ownership;

■	Financial and strategic benefits;

■	Governance structure;

■	Conflicts of interest;

■	Other alternatives; and

■	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;

■	Appraisal value of assets; and

■	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

■	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the

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worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

■	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

■	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

■	Financial issues:

■	The company’s financial condition;

■	Degree of need for capital;

■	Use of proceeds;

■	Effect of the financing on the company’s cost of capital;

■	Current and proposed cash burn rate;

■	Going concern viability and the state of the capital and credit markets.

■	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

■	Control issues:

■	Change in management;

■	Change in control;

■	Guaranteed board and committee seats;

■	Standstill provisions;

■	Voting agreements;

■	Veto power over certain corporate actions; and

■	Minority versus majority ownership and corresponding minority discount or majority control premium.

■	Conflicts of interest:

■	Conflicts of interest should be viewed from the perspective of the company and the investor.

■	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

■	Market reaction:

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■	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;

■	Percentage ownership of current shareholders in the reorganized company;

■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

■	Existence of a superior alternative to the plan of reorganization; and

■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

■	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

■	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

■	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

■	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;

■	Planned use of the sale proceeds;

■	Valuation of spinoff;

■	Fairness opinion;

■	Benefits to the parent company;

■	Conflicts of interest;

■	Managerial incentives;

■	Corporate governance changes;

■	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;

■	Selling the company; or

■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;

■	Signs of entrenched board and management (such as the adoption of takeover defenses);

■	Strategic plan in place for improving value;

■	Likelihood of receiving reasonable value in a sale or dissolution; and

■	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices;

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

■	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

■	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

■	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

■	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based incentive awards;

■	The overall ratio of performance-based compensation to fixed or discretionary pay;

■	The rigor of performance goals;

■	The complexity and risks around pay program design;

■	The transparency and clarity of disclosure;

■	The company’s peer group benchmarking practices;

■	Financial/operational results, both absolute and relative to peers;

■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

■	Realizable pay[20] compared to grant pay; and

■	Any other factors deemed relevant.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

[18]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

[20]	ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

■	Problematic practices related to non-performance-based compensation elements;

■	Incentives that may motivate excessive risk-taking or present a windfall risk; and

■	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

■	Extraordinary perquisites or tax gross-ups;

■	New or materially amended agreements that provide for:

■	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

■	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

■	CIC excise tax gross-up entitlements (including “modified” gross-ups);

■	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

■	Liberal CIC definition combined with any single-trigger CIC benefits;

■	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

■	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

■	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

■	Duration of options backdating;

■	Size of restatement due to options backdating;

■	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

■	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

■	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

■	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;

■	Single-trigger acceleration of unvested equity awards;

■	Full acceleration of equity awards granted shortly before the change in control;

■	Acceleration of performance awards above the target level of performance without compelling rationale;

■	Excessive cash severance (generally >3x base salary and bonus);

■	Excise tax gross-ups triggered and payable;

■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

■	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

■	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

■	SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Features:

■	Quality of disclosure around vesting upon a change in control (CIC);

■	Discretionary vesting authority;

■	Liberal share recycling on various award types;

■	Lack of minimum vesting period for grants made under the plan;

■	Dividends payable prior to award vesting.

■	Grant Practices:

■	The company’s three-year burn rate relative to its industry/market cap peers;

■	Vesting requirements in CEO’s recent equity grants (3-year look-back);

■	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

■	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

■	Whether the company maintains a sufficient claw-back policy;

■	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

■	Awards may vest in connection with a liberal change-of-control definition;

■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

■	The plan is excessively dilutive to shareholders’ holdings;

■	The plan contains an evergreen (automatic share replenishment) feature; or

[21]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company- specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

■	Cancel underwater options in exchange for stock awards; or

■	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for- performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;

■	Whether problematic equity grant practices are driving the misalignment; and/or

■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

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Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

■	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;

■	Offering period is 27 months or less; and

■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;

■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

■	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

■	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

■	Is this a value-for-value exchange?;

■	Are surrendered stock options added back to the plan reserve?;

■	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

■	Option vesting--does the new option vest immediately or is there a black-out period?;

■	Term of the option--the term should remain the same as that of the replaced option;

■	Exercise price--should be set at fair market or a premium to market;

■	Participants--executive officers and directors must be excluded.

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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

■	Executive officers and non-employee directors are excluded from participating;

■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the- money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;

■	Vesting;

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■	Bid-price;

■	Term of options;

■	Cost of the program and impact of the TSOs on company’s total option expense; and

■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

■	An assessment of the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.

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Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;

■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

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Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;

■	The time period required to retain the shares;

■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

■	Whether the company has any other policies aimed at mitigating risk taking by executives;

■	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

■	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

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■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

■	Can shareholders assess the correlation between pay and performance based on the current disclosure?

■	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

■	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

■	An executive may not trade in company stock outside the 10b5-1 Plan;

■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company.

Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;

■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

■	Whether the company has chronic restatement history or material financial problems;

■	Whether the company’s policy substantially addresses the concerns raised by the proponent;

■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

■	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

■	The triggering mechanism should be beyond the control of management;

■	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

■	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company’s share buybacks;

■	The use of per-share metrics in incentive plans;

■	The effect of recent buybacks on incentive metric results and payouts; and

■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

■	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

■	The new quorum threshold requested;

■	The rationale presented for the reduction;

■	The market capitalization of the company (size, inclusion in indices);

■	The company’s ownership structure;

■	Previous voter turnout or attempts to achieve quorum;

■	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

■	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

■	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

■	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

■	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

■	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

■	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

■	The company has already published a set of animal welfare standards and monitors compliance;

■	The company’s standards are comparable to industry peers; and

■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;

■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labeling on the company’s business;

■	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

■	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

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■	Whether the company has adequately disclosed the financial risks of the products/practices in question;

■	Whether the company has been subject to violations of related laws or serious controversies; and

■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;

■	Existing disclosure of relevant policies;

■	Deviation from established industry norms;

■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

■	Whether the proposal focuses on specific products or geographic regions;

■	The potential burden and scope of the requested report;

■	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

■	Current regulations in the markets in which the company operates; and

■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

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Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;

■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

■	Whether the company’s advertising restrictions deviate from those of industry peers;

■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

■	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;

■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

■	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

■	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

■	Whether the company has sought and received third-party approval that its targets are science-based;

■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

■	Whether the company’s climate data has received third-party assurance;

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

■	Whether there are specific industry decarbonization challenges; and

■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;

■	The company’s actual GHG emissions performance;

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure compared to industry peers; and

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

■	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure is comparable to that of industry peers; and

■	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;

■	Whether company disclosure lags behind industry peers;

■	The company’s actual GHG emissions performance;

■	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

■	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;

■	The company’s current level of disclosure on renewable energy use and GHG emissions; and

■	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

■	The level of gender and racial minority representation that exists at the company’s industry peers;

■	The company’s established process for addressing gender and racial minority board representation;

■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

■	The independence of the company’s nominating committee;

■	Whether the company uses an outside search firm to identify potential director nominees; and

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■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

■	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

■	The company already publicly discloses comprehensive workforce diversity data; and

■	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

■	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

■	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

■	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company’s established process or framework for addressing racial inequity and discrimination internally;

■	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

■	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

■	The company’s track record in recent years of racial justice measures and outreach externally; and

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■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

■	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

■	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

■	Recent significant controversies, fines, or violations related to workplace health and safety; and

■	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

■	The company’s compliance with applicable regulations and guidelines;

■	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

■	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

■	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

■	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

■	The nature, purpose, and scope of the company’s operations in the specific region(s);

■	The degree to which company policies and procedures are consistent with industry norms; and

■	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

■	The company’s current level of disclosure of relevant policies and oversight mechanisms;

■	The company’s current level of such disclosure relative to its industry peers;

■	Potential relevant local, state, or national regulatory developments; and

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■	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

■	Operations in the specified regions are not permitted by current laws or regulations;

■	The company does not currently have operations or plans to develop operations in these protected regions; or

■	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

■	The nature of the company’s business;

■	The current level of disclosure of the company’s existing related programs;

■	The timetable and methods of program implementation prescribed by the proposal;

■	The company’s ability to address the issues raised in the proposal; and

■	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

■	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

■	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

■	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

■	The potential financial impact or risk to the company associated with water-related concerns or issues; and

■	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

■	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

■	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

■	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

■	Applicable market-specific laws or regulations that may be imposed on the company; and

■	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

■	The scope and prescriptive nature of the proposal;

■	The company’s current level of disclosure regarding its environmental and social performance and governance;

■	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

■	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

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Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

■	The degree to which existing relevant policies and practices are disclosed;

■	Whether or not existing relevant policies are consistent with internationally recognized standards;

■	Whether company facilities and those of its suppliers are monitored and how;

■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

■	The scope of the request; and

■	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

■	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

■	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

■	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

■	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

■	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

■	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

■	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

■	Current disclosure of applicable risk assessment(s) and risk management procedures;

■	Compliance with U.S. sanctions and laws;

■	Consideration of other international policies, standards, and laws; and

■	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

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Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

■	Controversies surrounding operations in the relevant market(s);

■	The value of the requested report to shareholders;

■	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

■	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

■	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

■	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying

(including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

■	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

■	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

■	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

■	The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

■	The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

■	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.

■	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

■	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

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■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

■	Past performance as a closed-end fund;

■	Market in which the fund invests;

■	Measures taken by the board to address the discount; and

■	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

■	Past performance relative to its peers;

■	Market in which the fund invests;

■	Measures taken by the board to address the issues;

■	Past shareholder activism, board activity, and votes on related proposals;

■	Strategy of the incumbents versus the dissidents;

■	Independence of directors;

■	Experience and skills of director candidates;

■	Governance profile of the company;

■	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

■	Proposed and current fee schedules;

■	Fund category/investment objective;

■	Performance benchmarks;

■	Share price performance as compared with peers;

■	Resulting fees relative to peers;

■	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

■	Stated specific financing purpose;

■	Possible dilution for common shares;

■	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

■	Potential competitiveness;

■	Regulatory developments;

■	Current and potential returns; and

■	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:

■	The fund’s target investments;

■	The reasons given by the fund for the change; and

■	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

■	Political/economic changes in the target market;

■	Consolidation in the target market; and

■	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

■	Potential competitiveness;

■	Current and potential returns;

■	Risk of concentration;

■	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

■	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

■	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

■	The company has demonstrated responsible past use of share issuances by either:

■	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

■	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

■	Strategies employed to salvage the company;

■	The fund’s past performance;

■	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

■	The degree of change implied by the proposal;

■	The efficiencies that could result;

■	The state of incorporation;

■	Regulatory standards and implications.

Vote against any of the following changes:

■	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

■	Removal of shareholder approval requirement for amendments to the new declaration of trust;

■	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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■	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

■	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

■	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

■	Regulations of both states;

■	Required fundamental policies of both states;

■	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

■	Fees charged to comparably sized funds with similar objectives;

■	The proposed distributor’s reputation and past performance;

■	The competitiveness of the fund in the industry;

■	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

■	Resulting fee structure;

■	Performance of both funds;

■	Continuity of management personnel;

■	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

■	Performance of the fund’s Net Asset Value (NAV);

■	The fund’s history of shareholder relations;

■	The performance of other funds under the advisor’s management.

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APPENDIX C

Equity Armor Investments, LLC

PROXY VOTING POLICY

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

1.	POLICY

EAI’s Individual (Separately Managed Accounts) Clients

With respect to our individual clients, EAI’s policy and practice is to not vote proxies on behalf of those clients and therefore, we shall have no obligation or authority to take any action or render any advice with respect to the voting of proxies solicited by or with respect to issuers of securities held in a family office client’s account(s).

EAI Private Funds or Mutual Fund clients

It is the policy of EAI to vote proxies on behalf of Private Funds or Mutual Fund clients (the “Funds”). To that end, the Firm will vote in a way that it believes is consistent with its fiduciary duty and will cause the value of the issue to increase the most or decline the least.

EAI’s general policy is described in the Firm’s standard client agreement and ADV Part 2A.

2.	PROCEDURES

Identifying and Voting Proxies

These proxy voting procedures are designed to enable EAI to resolve any identified material conflicts of interest that may arise between the Firm and the Funds before voting proxies on behalf of the Funds, so that votes cast are in the Funds best interests.

1.	EAI shall maintain a list of the Funds for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the CCO.

2.	The CCO or designee shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted in line with the Firm’s policy and submitted in a timely manner.

3.	So long as there are no material conflicts of interest identified, EAI (either directly or through a contracted third party) will vote proxies in a manner that the Firm deems to be in the applicable Funds best interest. Proxies received after the Funds have sold the security will not be voted. In addition, the Firm will not vote any proxy if it is deemed not beneficial to the Funds to do so. Specifically, EAI may elect to abstain from voting if it deems such abstinence to be in the pertinent Funds best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

4.	EAI shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Funds best interest, such as when EAI’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Funds. EAI will maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by EAI for that reason.

5.	If the CCO determines that a conflict of interest exists, EAI may, at its expense, engage the services of an outside proxy voting service or consultant to provide an independent recommendation on the direction in which the Firm should vote on the proposal. In such circumstances, the proxy voting service’s or consultant’s determination will be binding on EAI. From time to time, EAI may also abstain from voting in such circumstances when time and costs dictate.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.

2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Recordkeeping

Proxy votes will be recorded and the following information will be maintained:

(i)	A copy of all policies and procedures.

(ii)	A copy of each proxy statement EAI receives regarding the Funds securities.

(iii)	A record of each vote cast by EAI on behalf of the Funds.

(iv)	A copy of any document created by EAI that was material to making a decision on how to vote proxies on behalf of the Funds or that memorialize the basis for that decision, including documentation regarding proxies voted that involved conflicts of interest.

(v)	A copy of each written investor request for information on how EAI voted proxies on behalf of the Funds the investor is invested in, and a copy of any written response by the Firm to any (written or verbal) investor request.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. EAI may rely on one or more third parties to create and retain the records referred to in items (ii) and (iii) above.

Conflicts of Interest

Although the Firm has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that may exist in the future:

Conflict: An Associated Person of EAI or an investor is an officer or director of an issuer of the proxy.

Conflict: An Associated Person of EAI maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer. For example, the spouse of an Associated Person may be a high-level executive of an issuer that is held in one or more of EAI Private Funds’ portfolios. The spouse could attempt to influence EAI to vote in a manner that benefits the spouse or Associated Person and not the Funds.

Conflict: An Associated Person of EAI personally owns a significant number of an issuer’s securities that are also held by one or more Funds. For any number of reasons, an Associated Person may seek to vote proxies in a different direction for his or her personal benefit than would otherwise be warranted by the proxy voting policy. The Associated Person could oppose voting the proxies according to the policy and try to influence EAI to vote proxies in contradiction to the policy.

Resolution: Upon the detection of a conflict of interest, the procedure described in Item 5 under the Procedures for Identifying and Voting Proxies section above will be followed.

Associated Persons are required to notify the CCO upon the discovery of any conflict of interest that pertains to the Firm’s voting of proxies on behalf of the Funds.

EAI is not deemed to have proxy voting authority solely as a result of providing advice or information about a particular proxy vote to a client. Except for actions we may cause the Funds to take in our role as manager of that Fund, EAI typically does not advise or act for clients with respect to any legal matters, including bankruptcies and class actions, for the securities held in clients’ accounts.

APPENDIX D

WARRINGTON ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Warrington Asset Management LLC’s (hereinafter “we” or “our”) trading strategies do not involve the trading of individual equities or equity like instruments. Accordingly, since our inception, we have never received and, thus, never voted a proxy. We do not intend to change our strategy in a way that will cause us to trade equities or equity like instruments. Thus, in practice, we will not be in a position to vote proxies. Nevertheless, in order to fulfill our responsibilities under the Act, we have adopted the following policies and procedures for proxy voting.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

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We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

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APPENDIX E

ACCUVEST GLOBAL ADVISORS

Proxy Voting Policy and Procedures

1.	Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable AGA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. The following procedures are to take place in voting client proxies:

A.	PMs shall work with the client to ensure that AGA is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that PM should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

B.	The CCO and/or PM shall receive all proxy voting materials from the custodian in either hard copy or electronic form and will be responsible for ensuring that proxies are voted and submitted in a timely manner. PM will respond to all proxy via hard copy format or electronic form.

C.	The PM will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

D.	For any client who has provided specific voting instructions, the PM shall vote that client’s proxy in accordance with the client’s written instructions.

E.	Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by AGA, shall be forwarded to the designee for voting and submission.

F.	Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to AGA.

G.	AGA is not required to vote every client proxy and such should not necessarily be construed as a violation of AGA’s fiduciary obligations. AGA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

H.	The PM shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which AGA believes it may be in its clients’ best interest for AGA not to vote a particular proxy.

I.	If the CCO and/or PM detect a conflict of interest, AGA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which AGA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on AGA.

J.	The PM shall collect and submit the proxy votes in a timely manner. CCO will maintain a data base of due dates for each clients proxy voting.

K.	The CCO will document any attempts by AGA’s personnel to influence the voting of client proxies in a manner that is inconsistent with AGA’s Policy. Such report shall be given to, AGA’s outside counsel, Hodgson Russ, LLP by the CCO.

L.	In the event that AGA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires AGA to vote a certain way on an issue, while AGA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

M.	All proxy votes will be recorded and some or all of the following information will be maintained:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

4.	The shareholder meeting date;

5.	The number of shares AGA is voting on firm-wide;

6.	A brief identification of the matter voted on;

7.	Whether the matter was proposed by the issuer or by a security holder;

8.	Whether or not AGA cast its vote on the matter;

9.	How AGA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.	Whether AGA cast its vote with or against management; and

11.	Whether any client requested an alternative vote of its proxy.

2.	Client Request to Review Proxy Procedures:

A.	Any request, whether written (including e-mail) or oral, received by any employee of AGA, must be promptly reported to the CCO and/or PM.

B.	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO and/or PM will distribute to any client requesting proxy voting information the complete proxy voting record of AGA for the period requested Within 15 days of the initial request. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

C.	Any report disseminated to a client(s) will contain the following legend:

D.	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

E.	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

3.	Material Conflicts of Interest

Although AGA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

A.	Conflict: AGA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in AGA’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

B.	Conflict: AGA’s employees do not maintain personal and/or business relationships (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

[1]	For clients who have provided AGA with specific direction on proxy voting, the CCO and/or PM will review the proxy voting record and permanent file in order to identify those proposals voted differently than how AGA voted clients not providing direction.

C.	Conflict: AGA or an employee(s) personally owns a significant number of an issuer’s securities that are also held in AGA’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence AGA to vote proxies in contradiction to the policy.

D.	Conflict: AGA or its affiliate has a financial interest in the outcome of a vote, such as when AGA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

E.	Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

AGA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO and/or PM of any material conflict that may impair AGA’s ability to vote proxies in an objective manner. Upon such notification, the CCO will notify its current legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within AGA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. The CCO should then report the attempt to the firm’s legal counsel.

The CCO should, as necessary, report to legal counsel, Hodgson Russ LLP, all conflicts of interest that arise in connection with the performance of AGA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). This information can lead to future amendments to this proxy voting policy and procedure.

So long as there are no material conflicts of interest identified, the PM will vote proxies according to the policy set forth above. PM may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file. AGA will not rely upon any third party advisor to vote or make recommendations regarding the voting of proxies.

4.	Disclosure

The CCO or designated employee will ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

5.	Proxy Solicitation

As a matter of practice, it is AGA’s policy to not reveal or disclose to any client how AGA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted. AGA will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

6.	Recordkeeping

AGA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation indicated below is retained.

A.	AGA Proxy Voting Record.

B.	Documents prepared or created by AGA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

C.	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

D.	A list of all clients for which it votes proxies. The list will be maintained and updated by the CCO for new clients and amendments.

E.	Documentation of any conflict of interest identified with proxy voting.

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: AGA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

APPENDIX F

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade

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obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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APPENDIX G

Pier 88 Investment Partners, LLC
Proxy Voting Policies and Procedures

1.	Proxy Voting

In the event that the Firm is presented with an opportunity to vote a proxy, the Firm’s general policy is to vote in accordance with the best interest of the Clients/Funds. Because the Pier 88 has discretionary authority over the securities held by the Funds, Pier 88 is viewed as having proxy voting authority. Accordingly, the Firm is subject to the Proxy Voting Rule. These policies and procedures are reasonably designed to ensure that the Firm votes proxies in the best interest of the Funds and address how the Firm resolves any conflict of interest that may arise when voting proxies.

Employees who receive proxies, notifications or other correspondence concerning voting on corporate events involving companies in which the Firm or its Clients have or have had investments should promptly forward such correspondence to the CCO.

2.	General Policy

The Firm’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to Fund securities, including interests in private investment funds, if any, (collectively, “proxies”) in a manner that serves the best interests of the Funds managed by the Firm, as determined by the Firm in its discretion, taking into account relevant factors including but not limited to:

●	the impact on the value of the securities;

●	the anticipated costs and benefits associated with the proposal;

●	the effect on liquidity; and

●	customary industry and business practices.

3.	Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria:

●	they do not measurably change the structure, management, control or operation of the company;

●	they do not measurably change the terms of, or fees or expenses associated with an investment in the company; and

●	they are consistent with customary industry standards and practices as well as the laws of the state of incorporation applicable to the company. Routine matters include, but are not limited to, the election or re-

election of board members, appointment of auditors, and other general matters such as setting the time and location of an annual meeting and changing the name of the company.

●	For routine matters, the Firm will vote in accordance with the recommendation of the company’s management, directors, general partners, managing members or trustees (collectively, “Management”), as applicable unless, in the Firm’s opinion, such recommendation is not in the best interests of the Funds.

4.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s Management, or beneficial owners (i.e., shareholders, members, partners, etc.). These proxies may involve one or more of the following:

●	a measurable change in the structure, management, control or operation of the company;

●	a measurable change in the terms of or fees or expenses associated with an investment in the company; or

●	a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

Non-routine matters include, but are not limited to, term limits of board members, liability of board members, ownership issues, reincorporation, debt issuance, mergers or acquisitions, and termination or liquidation of the company. For non-routine Matters, the Firm will generally vote in accordance with the recommendation of the company’s Management; however, such proxies related to non-routine matters may be voted on a case-to-case basis in the best interests of the Funds (as determined by portfolio managers and analysts whose responsibilities include coverage of the sector for which the proxies are being voted).

5.	Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm’s policy is that the merit of the social issues should not take precedence over financial ones. The Firm will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

6.	Abstaining from Voting or Affirmatively Not Voting

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Funds. In making such a determination, the Firm will consider various factors, including but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

7.	Conflict of Interest

At times, conflicts may arise between the interests of the Funds on the one hand and the interests of the Firm or its affiliates on the other hand. If the Firm determines that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

●	If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

●	If the Firm believes it is in the best interest of the Funds to depart from the specific policies provided for herein, the Firm would be subject to the requirements of C or D below, as applicable;

●	If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by- case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the Funds without taking any action described in D below, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

●	If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by- case determination by the Firm and the Firm believes it should vote in a way that may also benefit or be perceived to benefit its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors, or other representatives of the fund, or account, as applicable; (c) inform the Fund of the conflict of interest and obtain consent to vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the CCO.

8.	Procedures for Proxies

The CCO will be responsible for determining whether each proxy is for a “routine” matter or not, as described above. All proxies identified as “routine” will be voted by the Compliance Department in accordance with this policy.

With respect to proxies that are not clearly “routine,” and in the event that the CCO deems it necessary, he or she will consult the portfolio manager/ analyst who will determine how to vote each such proxy by applying this policy. Upon instruction from the portfolio manager/analyst, the Compliance Department will execute and submit the proxy to the company and will update the Fund’s proxy voting record. The Compliance Department is responsible for the actual voting of all proxies in a timely manner. The CCO is responsible for monitoring the effectiveness of the policies.

In the event the Firm determines that the Funds should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Firm will execute the proxy in accordance with such third party’s or committee’s decision.

9.       Record of Proxy Voting

The Compliance Department will maintain or have available written or electronic copies of each proxy statement received and of each executed proxy.

The Compliance Department will also maintain records relating to each proxy including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by the portfolio manager or the Firm (or others) that were material to making the voting decision.

The Compliance Department will maintain a record of each written request from an investor in a Fund for proxy voting information and the Firm’s written response to any request (oral or written) from an investor in a Fund for proxy voting information.

The Compliance Department will maintain such records in its offices for two years and for an additional three years in an easily accessible place.

The CCO is responsible for ensuring, if requested, that we provide our investors with (i) a description of our proxy voting policies and procedures and (ii) instructions about how investors may obtain information from Pier 88 on how the Firm voted with respect to their Fund’s securities. The CCO is responsible for responding to requests from investors regarding how Pier 88 voted proxies.

APPENDIX H

ESM Proxy Voting Policies

1.	General

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. Because ESM Management, LLC (“ESM,” the “Firm” or the “Company”) has discretionary authority over the securities held by the clients that it manages as well as pooled investment vehicles, pension and profit-sharing plans, ESM is viewed as having proxy voting authority and is subject to the Proxy Voting Rule. To meet the obligations under this rule, ESM has adopted and implemented policies and procedures reasonably designed to ensure ESM votes proxies in the best interest of its clients and addresses how it will resolve any conflict of interest that may arise when voting proxies. Additionally, ESM will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to clients and upon request providing clients with a copy of it; and (iii) inform clients as to how they can obtain information from ESM as to how their securities were voted.

ESM has adopted the following Proxy Voting Guidelines (the “Guidelines”) in an effort to comply with the Proxy Voting Rule.

2.	Application; General Principles

The Company, on behalf of its clients coordinates and vote all proxies in a manner in which is consistent with the ESM’s fiduciary duties and the general principals applicable to ESM as outlined below. ESM shall vote all proxies in respect of securities owned by or on behalf of a client in the client’s and pooled investment vehicle investors’ best economic interests and without regard to the interests of ESM, any other client or any other pooled investment vehicle investor. If the client does not grant direct voting authority to ESM, clients will not receive information about their proxies from ESM. Instead, clients will be instructed to receive proxies from their custodian or other third-party service providers such as their proxy service provider.

ESM and its clients subject to ERISA, shall exercise ESM’s fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. ESM recognizes that the exercise of voting rights on securities held by ERISA plans (if applicable) for which ESM has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, ESM will exercise fiduciary responsibility to vote all proxies for shares for which ESM has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed ESM as investment manager.

In voting proxies for securities held by a client, ESM shall consider only the interests of the client and shall vote such proxies in the best economic interests of such client. ESM resolves the conflict of interest by generally following the proxy voting recommendation of a disinterested third party such as our proxy voting firm, or another institutional proxy research firm, unless the applicable portfolio manager determines that voting contrary to such recommendation is in the best interest of a particular client.

3.	Determination of Vote

ESM’s proxy voting procedures are designed to ensure that proxies are voted in a manner that is in the best interest of the client. The Company monitors corporate actions of those securities it has purchased on behalf of its clients. Receipt of proxy materials are logged into a proxy control sheet.

The majority of proxy-related issues generally fall within the following five (5) categories: (i) corporate governance; (ii) takeover defenses; (iii) compensation plans; (iv) capital structure; and (v) social responsibility. The Company will generally vote in favor of matters that follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

While proxy voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a proxy vote of security holders are not deemed relevant to ESM’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on a client’s investment. Additionally, ESM may decide that avoiding further expense and investigation and not voting at all on a presented proposal may be in the best interest of a client. Accordingly, ESM may abstain from voting in certain circumstances.

The Company will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by ISS). Subject to specific provisions in a client’s account documentation related to exception voting, ESM only accepts direction from a client to vote proxies for that client’s account pursuant to the Guidelines. In addition, a client may instruct ESM in its investment management agreement to vote all proxies strictly in accordance with the Taft-Hartley voting guidelines (the “Taft-Hartley Guidelines”).

4.	Conflicts of Interest

The CCO is responsible for monitoring and resolving possible conflicts with respect to proxy voting. Because the Guidelines are designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. Similarly, for clients who have instructed ESM to vote proxies in accordance with the Taft-Hartley Guidelines, these guidelines are pre-determined. As a result, application of the Guidelines and Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest.

The Firm shall review records of votes that were cast. This review shall be conducted by sampling proxy votes to ensure whether they complied with the Guidelines and if votes that were cast inconsistently with the Guidelines, the related rationale for such votes. The review may entail a sample of proxy votes that relate to certain proposals that may require more analysis. Should the Firm determine that its recommendations were based on a material factual error, the CCO will take reasonable steps to investigate the error, taking into account, among other things, the nature of the error and the related recommendation. Additionally, and in instances where an employee has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Firm reviews such proxy votes to determine whether the Employee voting rationale appears reasonable and no conflict exists.

A conflict of interest may exist, for example, if ESM or its affiliates have a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any Employee with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the CCO and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest may be referred to the CCO for resolution. If the CCO does not agree that the employee’s rationale is reasonable, the CCO will refer the matter to the Firm’s senior management to vote the proxy. If a matter is referred to the senior management the decision made and basis for the decision will be documented by the CCO.

5.	Recordkeeping

Pursuant to the Proxy Voting Rule, ESM shall retain the following five (5) types of records relating to proxy voting: (i) proxy voting policy and procedures, including any proxy advisory firm’s proxy voting policy and procedures; (ii) proxy statements received for client securities; (iii) records of votes cast on behalf of clients; (iv) written client requests for proxy voting information and written adviser responses to any client request (whether oral or written) for proxy voting information; and (v) any documents prepared by ESM that were material to making a proxy voting decision or that memorialized the basis for the decision.

These records shall be maintained and preserved in an easily accessible place for a period of not less than six (6) years from the end of ESM’s fiscal year during which the last entry was made in the records, the first two (2) years in an appropriate office of ESM. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by ESM maintained by a third party, where applicable, such as a proxy voting service (provided ESM had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request). The Firm is responsible for ensuring all clients, who have given ESM proxy voting authority, are voted and for maintaining a record of all proxies voted.

APPENDIX I

R. G. Niederhoffer Capital Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES

This document, effective March 20, 2024, serves as an addendum to the Compliance Manual of R. G. Niederhoffer Capital Management, Inc. (“RGNCM”) dated December 15, 2023.

Notwithstanding anything to the contrary in the Compliance Manual of RGNCM, this document describes the Proxy Voting policy of RGNCM in relation to the Rational/RGN Dynamic Equity Fund (the “Fund”), a fund whose name is subject to change. With regard to RGNCM’s role as Sub-Advisor to the Fund, this document replaces Section 14 of the Compliance Manual in its entirety.

Pursuant to the Securities and Exchange Commission (the “Commission”) adoption of Rule 206(4)-6 and amendments to Rule 204-2 under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

As such, RGNCM ensures that all such policies are reasonably designed to vote proxies in the best interests of clients.

Because RGNCM, as Sub-Advisor to the Fund will initially not be investing in individual stocks on behalf of the Fund, RGNCM does not contemplate that the Fund will initially have proxies to vote. However, RGNCM will diligently monitor for any proxies received.

If Fund does receive proxies to vote, or when RGNCM does begin to invest in individual stocks on behalf of the Fund, the Fund will engage a proxy advisory firm (“PAF”) chosen by RGNCM, and develop more detailed policies (“Policies”) in accordance with the policies of the PAF. Such Policies are expected to set forth RGNCM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. In the interim, RGNCM’s current Policies are set forth herein.

Notwithstanding the foregoing, RGNCM will maintain the fiduciary responsibility for all proxy voting decisions.

RGNCM will maintain a record of all proxy voting decisions, and such record will be available to the Fund at any time.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Part C – OTHER INFORMATION

ITEM 28.	Exhibits.

a)	Articles of Incorporation

(a)(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 incorporated by reference to PEA No. 49 filed August 24, 2006.

(a)(2)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 incorporated by reference to PEA No. 49 filed August 24, 2006.

(a)(3)	Certificate of Amendment to Certificate of Trust of the Registrant incorporated by reference to PEA No. 115 filed March 4, 2016.

b)	By Laws

(b)(1)	Bylaws of the Registrant dated April 27, 2006 incorporated by reference to PEA No. 49 filed August 24, 2006.

c)	Instruments Defining Rights of Security Holders

(c)(1)	Specimen Certificate for Shares of Beneficial Interest of the Registrant dated April 18, 2006, including Certificate of Amendment dated May 17, 2006 incorporated by reference to PEA No. 49 filed August 24, 2006.

d)	Investment Advisory Contracts

(d)(1)	Management Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. (formerly, Huntington Asset Advisors, Inc. incorporated by reference to PEA No. 111 filed February 5, 2016.

(d)(2)	Amendment to Management Agreement, dated June 18, 2021, between the Registrant and Rational Advisors, Inc. incorporated by reference to PEA No. 214 filed August 18, 2021.

(d)(3)	Second Amendment to Management Agreement, dated March 25, 2025, between the Registrant and Rational Advisors, Inc. – Filed herewith.

(d)(4)	Investment Advisory Agreement, dated September 11, 2024, between the Registrant and Rational Advisors, Inc. respecting the Rational/RGN Hedged Equity Fund incorporated by reference to PEA No. 227 filed September 27, 2024.

(d)(5)	Amendment to Investment Advisory Agreement, dated March 25, 2025, between the Registrant and Rational Advisors, Inc. respecting the Rational/RGN Hedged Equity Fund – Filed herewith.

(d)(6)	Sub-Advisory Agreement between Rational Advisors, Inc. and Accuvest Global Advisors relating to the Rational Dynamic Brands Fund incorporated by reference to PEA No. 220 filed April 26, 2024.

(d)(7)	Sub-Advisory Agreement between Rational Advisors, Inc. and Warrington Asset Management LLC relating to the Rational Tactical Return Fund (formerly known as Rational Hedged Return Fund) incorporated by reference to PEA No. 163 filed December 1, 2017.

(d)(8)	Sub-Advisory Agreement between Rational Advisors, Inc. and ESM Management, LLC relating to the Rational Special Situations Income Fund incorporated by reference to PEA No. 197 filed August 28, 2019.

(d)(9)	Sub-Advisory Agreement between Rational Advisors, Inc. and Pier 88 Investment Partners, LLC relating to the Rational/Pier 88 Convertible Securities Fund incorporated by reference to PEA No. 214 filed August 18, 2021.

(d)(10)	Sub-Advisory Agreement between Rational Advisors, Inc. and Equity Armor Investments, LLC relating to the Rational Equity Armor Fund (formerly known as Rational Dividend Capture Fund) is incorporated by reference to PEA No. 204 filed December 13, 2019.

(d)(11)	Sub-Advisory Agreement between Rational Advisors, Inc. and Newfound Research LLC relating to the Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly known as Rational/ReSolve Adaptive Asset Allocation Fund) incorporated by reference to PEA No. 229 filed December 31, 2024.

(d)(12)	Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly known as Rational/ReSolve Adaptive Asset Allocation Fund) incorporated by reference to PEA No. 229 filed December 31, 2024.

(d)(13)	Trading Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management SEZC (Cayman) relating to the Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly known as Rational/ReSolve Adaptive Asset Allocation Fund) incorporated by reference to PEA No. 229 filed December 31, 2024.

(d)(14)	Sub-Advisory Agreement between Rational Advisors, Inc. and SL Advisors, LLC dated August 17, 2021 relating to the Rational Real Assets Fund (formerly, Rational Inflation Growth Fund) incorporated by reference to PEA No. 214 filed August 18, 2021.

(d)(15)	Sub-Advisory Agreement between Rational Advisors, Inc. and R.G. Niederhoffer Capital Management, Inc., dated September 26, 2024, relating to the Rational/RGN Hedged Equity Fund incorporated by reference to PEA No. 227 filed September 27, 2024.

e)	Underwriting Contracts

(e)(1)	Underwriting Agreement dated February 1, 2019 between the Registrant and Northern Lights Distributors, LLC incorporated by reference to PEA No. 207 filed April 15, 2020.

(e)(2)	Amended Schedule A dated March 26, 2024 to the Underwriting Agreement dated February 1, 2019 between the Registrant and Northern Lights Distributors, LLC incorporated by reference to PEA No. 227 filed September 27, 2024.

f)	Bonus or Profit-Sharing Contracts – Not Applicable

g)	Custodian Agreements

(g)(1)	Custodian Agreement between the Registrant and U.S. Bank National Association dated January 28, 2020 incorporated by reference to PEA No. 207 filed April 15, 2020.

(g)(2)	Second Amendment to the Custodian Agreement between the Registrant and U.S. Bank National Association dated August 6, 2021 incorporated by reference to PEA No. 214 filed August 18, 2021.

(g)(3)	Third Amendment to the Custodian Agreement between the Registrant and U.S. Bank National Association dated March 26, 2024 incorporated by reference to PEA No. 227 filed September 27, 2024.

h)	Other Material Contracts

(h)(1)	Fund Services Agreement dated December 10, 2021, between the Registrant and Ultimus Fund Solutions, LLC incorporated by reference to PEA No. 215 filed April 29, 2022.

(h)(2)	Expense Limitation Agreement between the Registrant and Rational Advisors, Inc. is incorporated by reference to PEA No. 211 filed April 16, 2021.

(h)(3)	Amended Exhibit A to Expense Limitation Agreement between the Registrant and Rational Advisors, Inc. – Filed herewith.

(h)(4)	Amended and Restated Shareholder Services Plan, dated February 26, 2016 incorporated by reference to PEA Amendment No. 115 filed March 4, 2016.

(h)(5)	Amended Exhibit A, dated March 26, 2024, to Shareholder Services Plan incorporated by reference to PEA No. 227 filed September 27, 2024.

(h)(6)	Amended and Restated Management Services Agreement between the Registrant and MFund Services, LLC, dated September 16, 2022 incorporated by reference to PEA No. 227 filed September 27, 2024.

(h)(7)	Amended Exhibit A, dated March 26, 2024, to Amended and Restated Management Services Agreement incorporated by reference to PEA No. 227 filed September 27, 2024.

(h)(8)	Wholesale Marketing and Distribution Agent Agreement incorporated by reference to PEA No. 130 filed January 11, 2017.

(h)(9)	Amended and Restated Compliance Services Agreement between the Registrant and MFund Services, LLC dated June 24, 2022 incorporated by reference to PEA No. 216 filed April 28, 2023.

(h)(10)	Management Agreement between Rational Advisors, Inc. and RDMF Fund Limited (a wholly owned subsidiary of Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly known as Rational/ReSolve Adaptive Asset Allocation Fund)) dated August 29, 2016 incorporated by reference to PEA 127 filed September 20, 2016.

(h)(11)	Amendment to Management Agreement between Rational Advisors, Inc. and RDMF Fund Limited (a wholly owned subsidiary of Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly known as Rational/ReSolve Adaptive Asset Allocation Fund)) dated March 26, 2024 incorporated by reference to PEA No. 220 filed April 26, 2024.

(h)(12)	Custodian Agreement between RDMF Fund Limited and U.S. Bank National Association dated March 16, 2020 incorporated by reference to PEA No. 207 filed April 15, 2020.

(h)(13)	Trading Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management SEZC (Cayman) relating to RDMF Fund Limited (a wholly owned subsidiary of Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly known as Rational/ReSolve Adaptive Asset Allocation Fund)) incorporated by reference to PEA No. 229 filed December 31, 2024.

(h)(14)	Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to RDMF Fund Limited (a wholly owned subsidiary of Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly known as Rational/ReSolve Adaptive Asset Allocation Fund)) incorporated by reference to PEA No. 229 filed December 31, 2024.

(h)(15)	Investment Advisory Agreement between Rational Advisors, Inc. and RRDEF Fund Limited (a wholly owned subsidiary of Rational/RGN Hedged Equity Fund) dated September 26, 2024 incorporated by reference to PEA No. 227 filed September 27, 2024.

(h)(16)	Sub-Advisory Agreement between Rational Advisors, Inc. and R.G. Niederhoffer Capital Management, Inc. dated September 26, 2024 relating to RRDEF Fund Limited (a wholly owned subsidiary of Rational/RGN Hedged Equity Fund) incorporated by reference to PEA No. 227 filed September 27, 2024.

(h)(17)	Custodian Agreement between RRDEF Fund Limited and U.S. Bank National Association incorporated by reference to PEA No. 227 filed September 27, 2024.

i)	Legal Opinions

(i)(1)	Opinion and Consent of Stradley Ronon Stevens & Young with respect to Rational Special Situations Income Fund incorporated by reference to PEA No. 193 filed June 14, 2019.

(i)(2)	Opinion and Consent of Stradley Ronon Stevens & Young with respect to Rational/Pier 88 Convertible Securities Fund incorporated by reference to PEA No. 201 filed November 22, 2019.

(i)(3)	Opinion and Consent of Stradley Ronon Stevens & Young with respect to Rational Equity Armor Fund and Rational Strategic Allocation Fund incorporated by reference to PEA No. 204 filed December 13, 2019.

(i)(4)	Opinion and Consent of Stradley Ronon Stevens & Young with respect to Rational Tactical Return Fund, Rational Dynamic Brands Fund and Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly known as Rational/ReSolve Adaptive Asset Allocation Fund) incorporated by reference to PEA No. 208 filed April 28, 2020.

(i)(5)	Opinion and Consent of Stradley Ronon Stevens & Young with respect to Rational Real Assets Fund (formerly, Rational Inflation Growth Fund) incorporated by reference to PEA No. 214 filed August 18, 2021.

(i)(6)	Opinion and Consent of Stradley Ronon Stevens & Young with respect to Rational/RGN Hedged Equity Fund incorporated by reference to PEA No. 227 filed September 27, 2024.

j)	Other Opinions

(j)(1)	Consent of Cohen & Company, Ltd. – Filed herewith.

k)	Omitted Financial Statements - Not applicable.

l)	Initial Capital Agreements

(l)(1)	Initial Capital Understanding of Trust incorporated by reference to PEA No. 20 filed April 26, 1996.

m)	Rule 12b-1 Plan

(m)(1)	Distribution Plan of the Registrant dated February 26, 2016 incorporated by reference to PEA No 115 filed March 4, 2016.

(m)(2)	Amended Exhibit A dated March 26, 2024 to Distribution Plan of the Registrant incorporated by reference to PEA No. 227 filed September 27, 2024.

n)	Rule 18f-3 Plans

(n)(1)	Fifth Amended Multiple Class Plan of the Registrant dated January 20, 2017 incorporated by reference to PEA No. 213 filed June 4, 2021.

(n)(2)	Amended Exhibit dated March 26, 2024 to Fifth Amended Multiple Class Plan of the Registrant dated incorporated by reference to PEA No. 227 filed September 27, 2024.

o)	Reserved

(o)(1)	Power of Attorney of Tobias Caldwell for the Trust, dated August 2, 2019 incorporated by reference to PEA No. 197 filed August 28, 2019.

(o)(2)	Power of Attorney of Stephen Lachenauer for the Trust, dated August 2, 2019 incorporated by reference to PEA No. 197 filed August 28, 2019.

(o)(3)	Power of Attorney of Donald McIntosh for the Trust, dated August 2, 2019 incorporated by reference to PEA No. 197 filed August 28, 2019.

(o)(4)	Power of Attorney of Erik Naviloff for the Trust, dated August 2, 2019 incorporated by reference to PEA No. 197 filed August 28, 2019.

p)	Code of Ethics

(p)(1)	Code of Ethics of Rational Advisors, Inc. incorporated by reference to Registrant’s PEA No. 168 filed January 24, 2018.

(p)(2)	Code of Ethics of Northern Lights Distributors, LLC dated October 2019 incorporated by reference to PEA No. 207 filed April 15, 2020 .

(p)(3)	Code of Ethics of Accuvest Global Advisors incorporated by reference to PEA No. 160 filed October 17, 2017.

(p)(4)	Code of Ethics of Warrington Asset Management LLC incorporated by reference to PEA No. 163 filed December 1, 2017.

(p)(5)	Code of Ethics of ReSolve Asset Management, Inc. incorporated by reference to PEA No. 170 filed February 27, 2018.

(p)(6)	Code of Ethics of ESM Management LLC incorporated by reference to PEA No. 193 filed June 14, 2019.

(p)(7)	Code of Ethics of Pier 88 Investment Partners, LLC incorporated by reference to Registrant’s PEA No. 201 filed November 22, 2019.

(p)(8)	Code of Ethics of Equity Armor Investments, LLC incorporated by reference PEA No. 204 filed December 13, 2019.

(p)(9)	Code of Ethics of ReSolve Asset Management SEZC (Cayman) is incorporated by reference to PEA No. 212 filed April 30, 2021.

(p)(10)	Code of Ethics of SL Advisors, LLC incorporated by reference to PEA No. 214 filed August 18, 2021.

(p)(11)	Code of Ethics of R.G. Niederhoffer Capital Management, Inc. incorporated by reference to PEA No. 227 filed September 27, 2024.

(p)(12)	Code of Ethics of Newfound Research LLC incorporated by reference to PEA No. 229 filed December 31, 2024.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31.	Business and Other Connections of the Investment Adviser.

(a) Rational Advisors, Inc. (“Rational”), 53 Palmeras St. Suite 601, San Juan, PR 00901, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-60176.

(i) Rational has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the President of Rational and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 4221 N 203rd St, Suite 100, Elkhorn, NE 68022;

Trustee, Variable Insurance Trust, 4221 N 203rd St, Suite 100, Elkhorn, NE 68022;

Managing Member and Chief Executive Officer of Catalyst Capital Advisors, 53 Palmeras St. Suite 601, San Juan, PR 00901, a registered investment. Catalyst Capital Advisors LLC serves as advisor to certain series of Mutual Fund Series Trust (“MFST”), a registered investment company;

Managing Member, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds;

Managing Member of AlphaCentric Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a registered investment advisor. AlphaCentric serves as an advisor to AlphaCentric Prime Meridian Income Fund and certain series of MFST;

CEO of Catalyst Capital International, LLC, 36 North New York Avenue, Huntington, NY 11743;

CEO of Catalyst International Advisors, LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901;

CEO of Insights Media LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901; and

CEO, MFund Management LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901.

(b) Accuvest Global Advisors (“Accuvest”), 3575 N. 100 E. Suite 350, Provo, UT 84604, is registered with the SEC as an investment advisor, file number 801-68887.

i.	Accuvest has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Accuvest have engaged in any other business during the last two fiscal years.

(c) Warrington Asset Management LLC (“Warrington”), 200 Crescent Court, Suite 520, Dallas, TX 75201,is registered with the SEC as an investment adviser, file number 801-111865.

i.	Warrington has engaged in no other business during the past two fiscal years.

ii.	Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

iii.	Kenneth S. Webster, Chief Compliance Officer of Warrington is the Chief Operating Officer and Chief Compliance Officer of Warrington, GP, LLC.

(d) ReSolve Asset Management, Inc. (“ReSolve Canada”), 401 Bay Street, 16th Floor, Toronto, Ontario, M5H 2Y4, is registered with the SEC as an investment advisor, file number 801-107065.

i.	ReSolve Canada has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of ReSolve Canada have engaged in any other business during the last two fiscal years.

(e) ESM Management LLC (“ESM”), 100 Westchester Road, Newton, MA 02458, is registered with the SEC as an investment advisor, file number 801-70456.

i.	ESM has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of ESM have engaged in any other business during the last two fiscal years.

(f) Pier 88 Investment Partners, LLC (“Pier 88”), 71 Stevenson Street, Suite 825, San Francisco, CA 94105, is registered with the SEC as an investment advisor, file number 801-107193.

i.	Pier 88 has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Pier 88 have engaged in any other business during the last two fiscal years.

(g) Equity Armor Investments, LLC (“Equity Armor”), 318 West Adams Street, 10th Floor, Chicago, IL 60606, is registered with the SEC as an investment advisor, file no. 801-117276.

i.	Equity Armor has engaged in no other business during the past two fiscal years.

ii.	Luke Rahbari, Managing Member and a Portfolio Manager of Equity Armor, (a) is a member of LBD Capital, LLC, a private equity firm; (b) is a partner in MacroGrowth Advisors, which plans to develop index-based strategies; (c) serves as a business advisor to Madoldnut productions, a media post-production company; and (d) is a partner of Tremis, LLC, a cryptocurrency trading and mining firm;

iii.	Joseph Tigay, Chief Trading Officer and a Portfolio Manager of Equity Armor, is a member of Tremis, LLC, a cryptocurrency trading and mining firm;

iv.	Brian Stutland, Chief Investment Officer and Chief Compliance Officer of Equity Armor, is a member of: (a) LBD Capital, LLC, a private equity firm; and (b) Tremis, LLC, a cryptocurrency trading and mining firm; and

v.	Equity Armor is a member of Equity Armor Advisers, LLC, an investment advisory firm, of which Equity Armor principals are engaged in the day to day operations of the company.

(h) ReSolve Asset Management SEZC (Cayman) (“ReSolve Global”), 103 South Church Street Harbour Place, 4th Floor George Town, Grand Cayman, Cayman Islands, KY1-1002.

i.	ReSolve Global has engaged in no other business during the past two fiscal years.

ii.	Michael Philbrick, CEO of ReSolve Global, previously served as President of ReSolve Canada from 2015 to 2019.

iii.	Adam Butler, CIO of ReSolve Global, previously served as CEO and CIO of ReSolve Canada from 2015 to 2020.

iv.	Rodrigo Gordillo, President of ReSolve Global, previously served as Managing Partner and President of ReSolve Canada for the periods 2015 to 2019, and 2020, respectively.

(i) SL Advisors, LLC (“SL”), located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i)	SL has engaged in no other business during the past two fiscal years.

(ii)	None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(j) R.G. Niederhoffer Capital Management, Inc. (“Niederhoffer”), located at 16690 Collins Ave, Suite 801, Sunny Isles Beach, FL 33160 is registered with the SEC as an investment adviser, file number 801-65629.

(i)	Niederhoffer has engaged in no other business during the past two fiscal years.

(ii)	None of the directors or officers of Niederhoffer have engaged in any other business during the last two fiscal years.

(k) Newfound Research LLC (“Newfound”), located at 200 Central Ave, 4th Floor Ste 324, St. Petersburg, FL 33701 is registered with the SEC as an investment adviser, file number 801-73042.

(i)	Newfound has engaged in no other business during the past two fiscal years.

(ii)	None of the directors or officers of Newfound have engaged in any other business during the last two fiscal years.

ITEM 32.	Principal Underwriters.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund and Variable Insurance Trust.

NLD also acts as principal underwriter for the following open end investment companies:

Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Capitol Series Trust, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, The North Country Funds, Texas Capital Funds Trust, The North Country Funds, The Saratoga Advantage Trust, Segall Bryand Hamill Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust, Unified Series Trust, and Valued Advisers Trust, Zacks Trust.

NLD also acts as principal underwriter for the following closed end investment companies:

CIM Real Assets & Credit Fund, PREDEX, and Princeton Everest Fund.

(b) NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of NLD is 4221 North 203rd St., Suite 100, Elkhorn, NE 68022. NLD is an affiliate of Ultimus Fund Solutions, LLC. Both NLD and Ultimus Fund Solutions, LLC are under common ownership of The Ultimus Group, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	none
Stephen Preston	Chief Compliance Officer, Financial Operations Principal, and AML Compliance Officer	none
William J. Strait	Secretary, General Counsel	none
David James	Manager	none

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

ITEM 33.	Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	36 North New York Avenue Huntington, NY 11743

Northern Lights Distributors, LLC (“Distributor”)	4221 North 203rd St., Suite 100 Elkhorn, NE 68022

Rational Advisors, Inc. (“Advisor”)	53 Palmeras St. Suite 601 San Juan, PR 00901

U.S. Bank National Association (“Custodian”)	1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212

Ultimus Fund Solutions, LLC	225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Accuvest Global Advisors	3575 N. 100 E. Suite 350 Provo, UT 84604

Warrington Asset Management LLC	200 Crescent Court, Suite 520 Dallas, TX 75201

ReSolve Asset Management, Inc.	401 Bay Street, 16th Floor Toronto, Ontario, M5H 2Y4

ESM Management LLC	100 Westchester Road Newton, MA 02458

Pier 88 Investment Partners, LLC	71 Stevenson Street, Suite 825 San Francisco, CA 94105

Equity Armor Investments, LLC	318 West Adams Street, 10th Floor Chicago, IL 60606

ReSolve Asset Management SEZC (Cayman)	103 South Church Street Harbour Place, 4th Floor George Town, Grand Cayman Cayman Islands, KY1-1002

SL Advisors, LLC	210 Elmer Street Westfield, NJ, 07090

R.G. Niederhoffer Capital Management, Inc.	16690 Collins Ave, Suite 801 Sunny Isles Beach, FL 33160
Newfound Research LLC	200 Central Ave 4th Floor, Suite 324 St. Petersburg, FL 33701

ITEM 34.	Management Services.

Not Applicable.

ITEM 35.	Undertakings.

The Registrant undertakes that RDMF Fund Limited (the “Subsidiary”) and each Director of the Subsidiary hereby consents to service of process within the United States at the address provided in the Registrant’s Statement of Additional Information. The Registrant further undertakes that the Subsidiary maintains its books and records consistently with the requirements of Section 31 of Investment Company Act of 1940 and rules thereunder, and submits to the examination of its books and records by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, that the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Huntington, and the State of New York, and City of San Juan, Commonwealth of Puerto Rico, on April 29, 2025.

Mutual Fund and Variable Insurance Trust

BY:	/s/ Michael Schoonover
Michael Schoonover
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated:

/s/ Michael Schoonover	April 29, 2025
Michael Schoonover, President and Principal Executive Officer	Date

/s/ Erik Naviloff *	April 29, 2025
Erik Naviloff, Treasurer and Principal	Date
Financial Officer, and Principal Accounting Officer

/s/ Tobias Caldwell*	April 29, 2025
Tobias Caldwell, Trustee	Date

/s/ Stephen Lachenauer*	April 29, 2025
Stephen Lachenauer, Trustee	Date

/s/ Donald McIntosh*	April 29, 2025
Donald McIntosh, Trustee	Date

*BY:/s/ Jennifer A. Bailey

Jennifer A. Bailey

Secretary

(Pursuant to Powers of Attorney previously filed for Caldwell, Lachenauer, McIntosh, and Naviloff)

EXHIBIT INDEX

(d)(3)	Second Amendment to Management Agreement, dated March 25, 2025, between the Registrant and Rational Advisors, Inc.

(d)(5)	Amendment to Investment Advisory Agreement, dated March 25, 2025, between the Registrant and Rational Advisors, Inc. respecting the Rational/RGN Hedged Equity Fund.

(h)(3)	Amended Exhibit A to Expense Limitation Agreement between the Registrant and Rational Advisors, Inc.

(j)(1)	Consent of Cohen & Company, Ltd.